PILGRIM(SM)
---------------------------
FUNDS FOR SERIOUS INVESTORS

                                                              Semi-Annual Report
                                                                        Class: Q

                                                               December 31, 1999


                                                               U.S. EQUITY FUNDS
                                                                Pilgrim MagnaCap
                                                         Pilgrim LargeCap Growth
                                                           Pilgrim MidCap Growth
                                                         Pilgrim SmallCap Growth

                                                      INTERNATIONAL EQUITY FUNDS
                                                        Pilgrim Worldwide Growth
                                               Pilgrim International Core Growth
                                           Pilgrim International SmallCap Growth
                                                      Pilgrim Emerging Countries

                                                                    INCOME FUNDS
                                                        Pilgrim Strategic Income
                                                              Pilgrim High Yield
                                                           Pilgrim High Yield II

                                                           EQUITY & INCOME FUNDS
                                                                Pilgrim Balanced
                                                             Pilgrim Convertible

-------
Pilgrim
Funds
-------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Chairman's Message.........................................................    1
Portfolio Managers' Reports:
U.S. Equity Funds..........................................................    2
International Equity Funds.................................................   10
Income Funds...............................................................   18
Equity & Income Funds......................................................   24
Index Descriptions.........................................................   28
Statements of Assets and Liabilities.......................................   30
Statements of Operations...................................................   38
Statements of Changes in Net Assets........................................   42
Financial Highlights.......................................................   49
Notes to Financial Statements..............................................   62
Portfolios of Investments..................................................   82
Tax Information............................................................  116
Shareholder Meetings.......................................................  117

-------
Pilgrim
Funds
-------

                               CHAIRMAN'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Semi-Annual Report for the Pilgrim Funds which offered Q classes as of December 31, 1999(1). On October 29, 1999 Reliastar Financial Corporation acquired Pilgrim Investments, Inc. Our fund family now has 32 funds of varying types which provide more core investment choices for the serious investor.

There are four U.S. Equity Funds, four International Equity Funds, three Income Funds and two Equity & Income Funds which are included in this Semi-Annual Report. MagnaCap, Strategic Income, High Yield, High Yield II and Balanced Funds are all managed by seasoned investment professionals at Pilgrim Investments, Inc. LargeCap Growth, MidCap Growth, SmallCap Growth, Worldwide Growth, International Core Growth, International SmallCap Growth, Emerging Countries and Convertible Funds continue to be managed by Nicholas-Applegate Capital Management who has delivered solid gains to shareholders in the past. Each money manager has extensive knowledge and proven experience in their specialized market segments.

At Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.(SM)


Sincerely,

/s/ Robert W. Stallings

Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim Group, Inc.
February 8, 2000


(1) The Semi-Annual Report for other Pilgrim Fund classes has been issued separately.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM MAGNACAP FUND                                           Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Howard N. Kornblue, Senior Vice President and Senior Portfolio Manager; G. David Underwood, CFA, Vice President and Director of Research; Robert M. Kloss, Equity Analyst.

Goal: The MagnaCap Fund seeks growth of capital, with dividend income as a secondary consideration. As a disciplined investment philosophy fund, MagnaCap invests in a very select group of companies that have been able to sustain growth over a 10-year period. In selecting portfolio securities, companies are generally assessed with reference to the following criteria as ideal:

* A company must pay or had the financial capability from its operations to pay a dividend in 8 out of the last 10 years.

* A company must have increased its dividend or had the financial capability from its operations to have increased its dividend at least 100% over the past 10 years.

*    Dividend payout must be less than 65% of current earnings.

* Long-term debt should be no more than 25% of the company's total capitalization, or a company's bonds must be rated at least A- or A-3.

* The current price should be in the lower half of the stock's price/earnings ratio range for the past ten years, or the ratio of the price of the company's stock at the time of purchase to its anticipated future earnings must be an attractive value in relation to the average for its industry peer group or that of the S&P 500 Composite Stock Price Index.

Market Overview: For the past half decade, the U.S. stock market has been going higher helped by low inflation, healthy economic growth, increasing corporate profits, and falling interest rates. This past year was no exception, although one of the prime contributors to the extended market rise -- falling interest rates -- was not a factor in 1999. Interest rates increased during 1999, as economic growth exceeded expectations, bringing up fears of inflation down the road. The Federal Reserve increased interest rates three times between June and November. There was a decoupling of the equity and bond markets, with the major stock averages rising while bonds, which move in the opposite direction from interest rates, retreated. Bonds experienced their worst year since 1994. Robust consumer spending has put the U.S. economy on a pace to grow by more than 4% for the third straight year, continuing its decade long expansion. After a brief stock market decline in the summer, major stock market averages achieved double-digit yearly gains and closed the year at record highs. The Dow Jones Industrial Average went above 10,000 for the first time. The S&P 500 Index gained over 20% for the fifth straight year. Technology stocks led the market as investors embraced the potential of e-commerce and the Internet. But 1999 was not a year in which a rising tide lifted all boats. Many more issues on the New York Stock Exchange fell in price during the year than rose in price in spite of the favorable market environment. Many investors were limiting their purchases to a select group of stocks (most often in technology) and were then bidding up these stocks to extreme levels that challenged all measures of historical valuation.

Performance: For the period November 22, 1999 (the class inception date), through December 31, 1999, the Fund's Class Q shares, excluding sales charges, provided a total return of 0.81%, compared to the Standard & Poor's 500 Index, which gained 8.08% for the same period.

Portfolio Specifics: We believe that the Fund's past success can be attributed to the very explicit investment criteria which normally determine the kinds of companies that qualify for inclusion in the portfolio. Out of a universe of approximately 4,000 publicly traded companies, and based upon both in-house and external research, we aim to select the 60 to 80 equities which we believe will be most likely to exhibit a high degree of performance. Among the top performing holdings were Cisco (computers), Tellabs (telecommunication equipment), Sun Microsystems (computers), Wal-Mart (retail), and Hewlett Packard (computers). At the end of December 1999, the top industry groups were oil, pharmaceuticals, computers, communications, and building products. The top stock holdings were AFLAC, Automatic Data Processing, Home Depot, McDonalds, and Avery-Dennison.

Market Outlook: Going forward, we will continue to employ a "bottom-up" approach to stock selection, drawing from the pool of companies that come closest to meeting the Fund's strict investment criteria given market conditions, the circumstances of the company and the sector within which it falls. The bull

Portfolio
Manager's Report                                           PILGRIM MAGNACAP FUND
--------------------------------------------------------------------------------

market in U.S. stocks is in its ninth year. It has been firmly based on extraordinary changes in the economy that have given us one of the longest economic expansions in U.S. history. This bull market has been one of the best in U.S. history and we believe it is likely to continue for several reasons. First, the economic expansion that has propelled stock prices higher has been one of the most durable. It has been accompanied by mild inflation, job creation and high-quality profit growth. Second, the current economic and market cycles have benefited from several long-term structural changes. This includes a notable reduction in the government's budget deficit. There has also been a shift to a more sophisticated, technology driven private sector that has spurred widespread productivity gains, which offers new opportunities for growth and jobs. Most bull markets end when stocks are overpriced. However, it has traditionally been extremely difficult to identify the degree of overpricing at which any particular bull market will end. We believe stock prices can continue to rise selectively in 2000 in concert with improvements in corporate earnings and cash flows. Accordingly, we intend to remain almost fully invested, selecting stocks on the basis described at the beginning of this paragraph.

                                         Average Annual Total Returns for
                                        the period ended December 31, 1999
                                        ----------------------------------
                                                 Since Inception
                                                     11/22/99
                                                     --------
     Class                                             0.81%
     S&P 50                                            8.08%

The table above illustrates the total return of Pilgrim MagnaCap Fund against the Standard & Poor's 500 Composite Stock Price Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of the sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

                 See accompanying index descriptions on page 28.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM LARGECAP GROWTH FUND                                    Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Andrew B. Gallagher, Partner, Portfolio Manager; William H. Chenoweth, CFA, Partner, Portfolio Manager; Kenneth H. Lee, Portfolio Manager; Trisha C. Schuster, CFA, Portfolio Manager; Thomas J. Smith, CFA, Investment Analyst; Thomas J. Sullivan, Portfolio Manager.

Goal: The Large Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the upper 90% of the Russell 1000 Growth Index.

Market Overview: During the six-month period ending December 31, 1999, the U.S. market was characterized by:

*    a strong U.S. economy with subdued inflation

*    outperformance of growth stocks versus value stocks

*    investor preference for technology stocks

Sizzling returns among technology stocks lifted the S&P 500 Index and Nasdaq Composite to record highs during the period. Large caps, as measured by the S&P 500, delivered their record fifth consecutive year of double-digit percentage gains. The S&P 500 rose 7.7% in the six-month period while the Nasdaq Composite gained 51.5%.

Amid continued strength in the U.S. economy, the Federal Reserve Board raised short-term interest rates by a quarter-percentage point three times since June, reversing 1998's loose monetary policy. The interest-rate increases were aimed at combating inflationary pressures.

Throughout 1999, stock selection remained critical as a narrow advance masked broader market weakness. For example, 58% of NYSE, AMEX and Nasdaq common stocks underperformed the S&P 500 by 15% or more over the past 12 months, ending December 1999. Disparate returns created an environment conducive to active managers. In 1999, the average diversified US stock fund gained 27.5% versus 21.0% for the S&P 500 Index, the first time the average manager outpaced the Index since 1993.

Performance: For the one year ended December 31, 1999, the Fund's Class Q shares, excluding sales charges, provided a total return of 96.93% compared to 33.16% for the Russell 1000 Growth Index for the same period.

Portfolio Specifics: Stock selection within the technology and health technology sectors was the primary contributor to the fund's outperformance against the Russell 1000 Growth Index in the period. Our investment in select issues within the telecommunications, drugs/pharmaceuticals and biotechnology industries had a significant contribution to returns. Among the fund's best-performing holdings during the period were telecommunications equipment providers Qualcomm and Nokia; computer hardware manufacturers Cisco Systems and Sun Microsystems; and biotechnology firms Genentech and Amgen.

Market Outlook: The outlook for large-cap growth stocks remains encouraging given low inflation and steady economic growth. We continue to find attractive stocks meeting our strict criteria and remain confident that application of our philosophy will continue to reward investors with long-term capital appreciation.

Portfolio
Manager's Report                                    PILGRIM LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

                                         Average Annual Total Returns
                                            for the periods ended
                                              December 31, 1999
                                          --------------------------
                                                     Since Inception
                                          1 Year         7/21/97
                                          ------     ---------------
     Class Q                              96.93%          64.48%
     Russell 1000 Growth Index            33.16%          29.05%

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim LargeCap Growth Fund against the Russell 1000 Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower has there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

                See accompanying index descriptions on page 28.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM MIDCAP GROWTH FUND                                      Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; William H. Chenoweth, CFA, Partner, Portfolio Manager; Andrew B. Gallagher, Partner, Portfolio Manager; Kenneth H. Lee, Portfolio Manager; Trisha C. Schuster, CFA, Portfolio Manager; Thomas J. Smith, CFA, Investment Analyst; Thomas J. Sullivan, Portfolio Manager.

Goal: The Mid Cap Growth Fund seeks to maximize long-term capital appreciation through investments in U.S. securities corresponding to the middle 90% of the Russell Midcap Growth Index at the time of purchase.

Market Overview: During the six-month period ending December 31, 1999, the U.S. stock market was characterized by:

*    a strong U.S. economy with subdued inflation

*    outperformance of growth stocks versus value stocks

*    investor preference for technology stocks

Following the downturn in large- and smaller-cap stocks in the third quarter, U.S. equity indexes from all market-capitalization segments posted impressive gains in the fourth quarter. Escalating investor interest in mid cap growth stocks -- especially technology-related issues -- lifted them to double-digit gains that outdistanced large-cap stocks. The Russell Midcap Growth Index gained 39.5% in the fourth quarter and 51.3% in 1999 versus 14.9% and 21.0% for the larger-cap S&P 500 over the same periods. Investors showed greater recognition for mid caps' strong earnings growth rates and attractive relative valuations.

Amid continued strength in the U.S. economy, the Federal Reserve Board raised short-term interest rates by a quarter-percentage point three times since June, reversing 1998's loose monetary policy. The interest-rate increases were aimed at combating inflationary pressures.

Throughout 1999, stock selection remained critical as a narrow advance masked broader market weakness. For example, 58% of NYSE, AMEX and Nasdaq common stocks underperformed the S&P 500 by 15% or more over the 12 months ended December 1999.

Performance: For the one year ended December 31, 1999, the Fund's Class Q shares, excluding sales charges, provided a total return of 98.50% versus 51.29% for the Russell Midcap Growth Index for the same period.

Portfolio Specifics: During the period, stock selection in the technology and commercial/industrial sectors was the primary contributor to the fund's outperformance versus the benchmark. Within the technology sector, our investment in select issues within the software, telecommunications and semiconductor industries had a significant contribution to returns. The fund's top-performing holdings in the period included Veritas Software and Verisign, a provider of digital IDs designed to protect access to data and transactions sent over the Internet, intranets, and extranets.

Market Outlook: The outlook for growth stocks remains encouraging given low inflation and steady economic growth. We continue to find attractive stocks meeting our strict criteria and remain confident that application of our philosophy will continue to reward investors with long-term capital appreciation.

Portfolio
Manager's Report                                      PILGRIM MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

                                          Average Annual Total Returns for
                                         the Periods Ended December 31, 1999
                                        -------------------------------------
                                                              Since Inception
                                        1 Year     5 Year         6/30/94
                                        ------     ------     ---------------
     Class Q                            98.50%     33.44%          30.35%
     Russell MidCap Growth Index        51.29%     28.02%          26.43%

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim MidCap Growth Fund against the Russell MidCap Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. To the extent the Fund invests in smallcap companies, stocks of smaller companies may entail greater price variability than those of larger companies.

                 See accompanying index descriptions on page 28.

----------
U.S. Equity
Funds
----------

                                                                       Portfolio
PILGRIM SMALLCAP GROWTH FUND                                    Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Thomas E. Bleakley, Partner, Portfolio Manager; John C. McCraw, Partner, Portfolio Manager; Paul E. Cluskey, Portfolio Manager; Aaron M. Harris, Portfolio Manager; Travis Prentice, Investment Analyst.

Goal: The Small Cap Growth Fund seeks to maximize long-term capital appreciation through investments primarily in U.S. companies with market capitalizations corresponding to the middle 90% of the Russell 2000 Growth Index at time of purchase.

Market Overview: During the six-month period ending December 31, 1999, the U.S. stock market was characterized by:

*    a strong U.S. economy with subdued inflation

*    outperformance of growth stocks versus value stocks

*    investor preference for technology stocks

Following the downturn in large- and smaller-cap stocks in the third quarter, U.S. equity indexes from all market-capitalization segments posted impressive gains in the fourth quarter. Increased investor recognition of smaller-cap growth stocks - especially technology-related issues -- lifted them to double-digit gains that outdistanced large-cap stocks. For example, the Russell 2000 Growth Index rose 33.4% and 43.1% in the fourth quarter and in 1999, respectively. Those returns outpaced the S&P 500 Index's gain of 14.9% and 21.0% for the same time periods. The tech-heavy Nasdaq Composite advanced 85.6% for the year.

Despite the gains among technology stocks, relative PEs for smaller-cap stocks versus larger caps reached record lows in 1999. While the discount eroded during the later part of the year, smaller caps' relative PEs remain attractive.

Amid continued strength in the U.S. economy, the Federal Reserve Board raised short-term interest rates by a quarter-percentage point three times since June, reversing 1998's loose monetary policy. The interest-rate increases were aimed at combating inflationary pressures.

Performance: For the one year ended December 31, 1999 the Fund's Class Q shares, excluding sales charges, provided a total return of 90.58% compared to the Russell 2000 Growth Index which returned 43.09% for the same period.

Portfolio Specifics: Stock selection in the technology sector was the primary contributor to the fund's outperformance versus the Russell 2000 Growth Index. Holdings in the commercial/industrial sector also had a positive impact on returns. Within the technology sector, stock selection in the software, telecommunications and semiconductor industries boosted performance in the period. Among the fund's top-performing holdings included Mercury Interactive, a manufacturer of computer network and web-based software. Legato Systems, a software manufacturer and Infospace.com, an Internet and online content provider, were also significant contributors to the fund's performance during the period.

Market Outlook: The outlook for small-cap growth stocks remains encouraging given low inflation and steady economic growth in the United States. We continue to find attractive stocks meeting our strict investment criteria and remain confident that the consistent application of our philosophy will continue to reward investors with long-term capital appreciation. We are encouraged by robust corporate earnings growth in 1999 and expectations for solid results in 2000.

Portfolio
Manager's Report                                    PILGRIM SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

                                               Average Annual Total Returns
                                                  for the Periods Ended
                                                --------------------------
                                                           Since Inception
                                                1 Year         8/31/95
                                                ------     ---------------
     Class Q                                    90.58%          26.47%
     Russell 2000 Growth Index                  43.09%          15.76%

The table above illustrates the total return of Pilgrim SmallCap Growth Fund against the Russell 2000 Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): In exchange for higher growth potential, stocks of smaller companies may entail greater price variability than those of larger companies. International investing does pose special risks, including currrency fluctuation and political risks not found in investments that are solely domestic.

                 See accompanying index descriptions on page 28.

-------------
International
Equity Funds
-------------

                                                                       Portfolio
PILGRIM WORLDWIDE GROWTH FUND                                   Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Lawrence S. Speidell, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; Andrew B. Gallagher, Partner, Portfolio Manager; Loretta Morris, Partner, Portfolio Manager; Randall Kahn, CFA, Portfolio Manager; Pedro V. Marcal, Partner, Portfolio Manager; Jason Campbell, Portfolio Manager; Melisa Grigolite, Portfolio Manager; Jessica Goncalves, Portfolio Manager; Ernesto Ramos, Portfolio Manager; Christopher Angioletti, Investment Analyst; Jon Borchardt, Investment Analyst; John Bracken, Jr., Investment Analyst; Theodora Jamison, Investment Analyst; David Lopez, Investment Analyst; John Mazur, Investment Analyst; Andrew Parmet, Investment Analyst; Jacob Pozharny, Investment Analyst; Rolf Schild, Investment Analyst.

Goal: The Worldwide Growth Fund seeks to maximize long-term capital appreciation through investments in growth-oriented companies around the world, regardless of geographic location.

Market Overview: A favorable mix of themes propelled equity markets worldwide in the six-month period ending December 31, 1999: a strong U.S. economy with subdued inflation; global economic recoveries; robust growth in technology and telecommunications; brisk pace of mergers and acquisitions in Europe; corporate restructuring and the resurgence of economic growth in Japan; and continued implementation of structural reforms in non-Japan Asia.

Amid the pick-up in economic growth in many countries, central banks in the United States and Europe moved to increase interest rates to combat potential inflationary pressures during the fourth quarter, reversing 1998's loose monetary policy. In November, the European Central Bank raised interest rates by 50 basis points for the 11-member Economic Monetary Union. Policymakers in the United Kingdom, Australia, Denmark, Sweden and the United States also hiked rates in the period. In the United States, strong returns among technology stocks drove equity prices higher for most of the six-month period ending December 31. The S&P 500 Index rose 7.7% while the Nasdaq Composite Index rose 51.5%.

Developed non-U.S. markets also posted gains, with the MSCI EAFE Index rising 22.1% in the period. For the first time since 1994, the EAFE Index outperformed the S&P 500 Index in 1999, rising 27.0% versus 21.0% for the S&P 500. Returns among emerging markets were even better, with the MSCI Emerging Markets Free Index rising 66.2% for the year.

Performance: For the one year ended December 31, 1999, the Fund's Class Q shares, excluding sales charges, provided a total return of 83.79% compared to 23.56% for the MSCI World Index for the same period.

Portfolio Specifics: Stock selection in the United States and Japan was the primary driver of the fund's outperformance in the period. Significant gains among holdings in the technology, commercial/industrial and health technology sectors also contributed to the fund's returns. At year end, our weighting in the United States was approximately 45.3%, 30.2% in Europe and 17.3% in Japan. We continued to uncover promising opportunities on a company-by-company basis in these areas.

Market Outlook: The long-term outlook for worldwide investing remains promising. In the United States, the potent combination of robust economic growth and tame inflation creates an ideal investment environment. In Japan and the rest of Asia, as well as in Europe, significant changes in the areas of structural reform, corporate restructuring and consolidation are helping companies with a competitive advantage thrive. Increased distribution capabilities brought on by the technology revolution, especially with the growth of the Internet, also contribute to brighter prospects for companies worldwide. These themes present exciting opportunities for diligent stock pickers.

Portfolio
Manager's Report                                   PILGRIM WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

                                              Average Annual Total Returns
                                                 for the Periods Ended
                                               --------------------------
                                                          Since Inception
                                               1 Year         8/31/95
                                               ------     ---------------
      Class Q                                  83.79%         33.83%
      MSCI World Index                         23.56%         20.42%

The table above illustrates the total return of Pilgrim Worldwide Growth Fund against the Morgan Stanley Capital International (MSCI) World Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic.

The Fund may invest in companies located in countries with emerging securities markets when the sub-advisor believes they present attractive invesment opportunities. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 28.

-------------
International
Equity Funds
-------------

PILGRIM INTERNATIONAL                                                  Portfolio
CORE GROWTH FUND                                                Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Lawrence S. Speidell, CFA, Partner, Portfolio Manager; Loretta Morris, Partner, Portfolio Manager; Randall Kahn, CFA, Portfolio Manager; Pedro V. Marcal, Partner, Portfolio Manager; Jason Campbell, Portfolio Manager; Melisa Grigolite, Portfolio Manager; Jessica Goncalves, Portfolio Manager; Ernesto Ramos, Portfolio Manager; Christopher Angioletti, Investment Analyst; Jon Borchardt, Investment Analyst; John Bracken, Jr., Investment Analyst; Investment Analyst; Theodora Jamison, Investment Analyst; David Lopez, Investment Analyst; John Mazur, Investment Analyst; Andrew Parmet, Investment Analyst; Jacob Pozharny, Investment Analyst; Rolf Schild, Investment Analyst.

Goal: The International Core Growth Fund seeks maximum long-term capital appreciation through investments primarily in companies located outside of the United States and whose capitalizations are in the top 75% of publicly-traded companies in their countries.

Market Overview: A mixture of themes propelled international equity markets in the fourth quarter: a strong U.S. economy with subdued inflation; global economic recoveries; robust growth in technology and telecommunications; brisk pace of mergers and acquisitions in Europe; corporate restructuring and the resurgence of economic growth in Japan; and continued implementation of structural reforms in non-Japan Asia.

Amid the pick-up in economic growth in many countries, central banks in the United States and Europe moved to increase interest rates to combat potential inflationary pressures during the fourth quarter, reversing 1998's loose monetary policy. In November, the European Central Bank raised interest rates by 50 basis points for the 11-member Economic Monetary Union. Policymakers in the United Kingdom, Australia, Denmark, Sweden and the United States also hiked rates in November.

Developed non-U.S. markets posted gains, with the MSCI EAFE Index rising 22.1%. For the first time since 1994, the EAFE Index outperformed the S&P 500 Index in 1999, rising 25.0% versus 21.0% for the S&P 500. Returns among emerging markets were even better, with the MSCI Emerging Markets Free Index rising 66.2% for the year.

Performance: For the one year ended December 31, 1999, the Fund's Class Q shares, excluding sales charges, provided a total return of 66.97% compared to the MSCI EAFE Index, which returned 25.27% for the same period.

Portfolio Specifics: Stock selection in Japan was the primary contributor to the fund's outperformance versus the Index in the period. Stock selection in the United Kingdom, the Netherlands, Finland, Italy and South Korea also boosted returns. Holdings in technology were the top contributors to performance.
Holdings in the commercial/industrial, retail trade and consumer services sectors also contributed to returns. At year end, we had an approximate 56.0% weighting in Europe from 54.7% at the end of June, as we continued to uncover attractive investment opportunities on a company-by-company basis in the region. We reduced our weighting in Japan in the period but maintained a slight overweight position of 28.8% versus 27.4% for the Index.

Market Outlook: The long-term outlook for international investing remains promising. In Japan and the rest of Asia, as well as in Europe, significant changes in the areas of structural reform, corporate restructuring and consolidation are helping companies with a competitive advantage thrive. Increased distribution capabilities brought on by the technology revolution, especially with the growth of the Internet, should also contribute to brighter prospects for companies worldwide. These themes present exciting opportunities for diligent stock pickers.

Portfolio                                                  PILGRIM INTERNATIONAL
Manager's Report                                                CORE GROWTH FUND
--------------------------------------------------------------------------------


                                      Average Annual Total Returns for
                                     the Periods Ended December 31, 1999
                                     -----------------------------------
                                                     Since Inception
                                          1 Year         2/28/97
                                          ------     ---------------
     Class Q                              66.97%          36.19%
     MSCI EAFE Index                      25.27%          15.83%

The table above illustrates the total return of Pilgrim International Core Growth Fund against the Morgan Stanley Capital International Europe, Australia, Far East Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): International investing does pose special risks, including fluctuation and political risks not found in investments that are solely domestic.

                 See accompanying index descriptions on page 28.

-------------
International
Equity Funds
-------------

PILGRIM INTERNATIONAL                                                  Portfolio
SMALLCAP GROWTH FUND                                            Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Lawrence S. Speidell, CFA, Partner, Portfolio Manager; Loretta Morris, Partner, Portfolio Manager; Randall Kahn, CFA, Portfolio Manager; Pedro V. Marcal, Partner, Portfolio Manager; Jason Campbell, Portfolio Manager; Jessica Goncalves, Portfolio Manager; Melisa Grigolite, Portfolio Manager; Ernesto Ramos, Ph.D., Portfolio Manager; Christopher Angioletti, Investment Analyst; Jon Borchardt, Investment Analyst; John Bracken, Jr., Investment Analyst; Investment Analyst; Theodora Jamison, Investment Analyst; David Lopez, Investment Analyst; John Mazur, Investment Analyst; Andrew Parmet, Investment Analyst; Jacob Pozharny, Investment Analyst; Rolf Schild, Investment Analyst.

Goal: The International Small Cap Growth Fund seeks to maximize long-term capital appreciation through investing primarily in companies located outside the United States corresponding to the lower 25% market capitalization within each country with a maximum market cap of $5 billion.

Market Overview: A mixture of themes propelled non-U.S. equity markets in the fourth quarter: a strong U.S. economy with subdued inflation; global economic recoveries; robust growth in technology and telecommunications; brisk pace of mergers and acquisitions in Europe; corporate restructuring and the resurgence of economic growth in Japan; and continued implementation of structural reforms in non-Japan Asia.

Amid the pick-up in economic growth in many countries, central banks in the United States, Europe and Australia moved to increase interest rates to combat potential inflationary pressures in the fourth quarter, reversing 1998's loose monetary policy.

International small caps benefited from the favorable investment environment around the world, presenting exciting opportunities for diligent stock pickers. For example, small caps within the Europe, Australasia, Far East (EAFE) region advanced 17.6% year to date through December 31, 1999, as measured by the Morgan Stanley Capital International (MSCI) EAFE Index. Among the biggest gainers for the year was Singapore, with the MSCI Singapore Small Cap Index rising 68.4% in 1999.

Performance: For the one year ended December 31, 1999, the Fund's Class Q shares, excluding sales charges, provided a total return of 121.97% compared to the Salomon EPAC/EMI (Europe Pacific Australasia Composite Extended Market Index), which returned 23.19% for the same period.

Portfolio Specifics: Stock selection and overweighting in Japan were major drivers of the fund's outperformance. Stock selection in the United Kingdom and France also boosted returns. Our holdings in technology were the most significant contributors to performance during the period as we continued to find stocks with strong fundamentals in the sector. Holdings in the commercial/industrial, utilities and financial services sectors also bolstered performance.

At year end, we significantly increased our weighting in Europe, from 47.0% at the end of June to 57.3% at year end. We continued to identify strong investment candidates in the region based on our bottom-up stock selection approach. We trimmed our exposure in Japan as we uncovered better opportunities in Europe during the period. However, we maintained an overweight position in Japan versus the Salomon EPAC/EMI Index.

Market Outlook: A variety of factors contribute to our optimism regarding the outlook for international small-cap investing: expectations for a continued pick-up in economic growth in many countries; corporate restructuring; privatization and deregulation; and the continued brisk pace of mergers and acquisitions. In this environment, our bottom-up search for stocks successfully adapting to change continues to uncover promising investment opportunities

Portfolio                                                  PILGRIM INTERNATIONAL
Manager's Report                                            SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

                                           Average Annual Total Returns for
                                            the Periods Ended December 31,
                                             ----------------------------
                                                          Since Inception
                                             1 Year           8/31/95
                                             ------       ---------------
     Class Q                                121.97%            38.48%
     Salomon EPAC EMI Index                  23.19%             7.65%

The table above illustrates the total return of Pilgrim International SmallCap Growth Fund against the Salomon EPAC Extended Market Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. In exchange for higher growth potential, stocks of smaller companies may entail greater price variability than those of larger companies. The Fund may invest in companies located in countries with emerging securities markets when the subadviser believes they present attractive investment opportunities. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 28.

-------------
International
Equity Funds
-------------

                                                                       Portfolio
PILGRIM EMERGING COUNTRIES FUND                                 Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Lawrence S. Speidell, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; Pedro V. Marcal, Partner, Portfolio Manager; Ernesto Ramos, Ph.D., Portfolio Manager; Jessica Goncalves, Portfolio Manager; Jason Campbell, Portfolio Manager; Theodora Jamison, Investment Analyst; John Mazur, Investment Analyst; Andrew Parmet, Investment Analyst.

Goal:   The   Emerging   Countries  Fund  seeks  to  provide  long-term  capital
appreciation through investing in companies of developing countries around the world.

Market Overview: Devastating earthquakes in Turkey and Taiwan, as well as fears of higher interest rates in the United States sent equity markets in many emerging countries lower in the third quarter. However, investor interest in the asset class returned in the fourth quarter amid attractive fundamentals.

Evidence of stronger consumer demand, rising exports and continued economic improvement among the world's emerging countries contributed to strong returns during the six-month period ending December 31, 1999. Gains among technology stocks, especially within the telecommunications industry, also bolstered stock market performance in a number of the world's emerging markets. Stock Exchanges in Asia, Latin America and the Europe, Middle East and Africa (EMEA) region delivered spectacular gains in 1999, as measured in U.S. dollars. Improving economic growth in Japan and Europe and the U.S. economy's continued robust growth contributed to strong performance among emerging markets.

In Latin America, improving economic fundamentals and increasing earnings growth in 1999 were somewhat overshadowed by the negative effects of rising U.S. interest rates on the region and concerns regarding the political environment. Markets in Emerging European countries benefited from the acceleration in economic growth in many developed European economies.

Performance: For the one year ended December 31, 1999, the Fund's Class Q shares, excluding sales charges, provided a total return of 76.30% compared to 63.70% for the MSCI EMF Index for the same period.

Portfolio Specifics: Stock selection in India, South Korea and Mexico significantly bolstered performance in the period. Holdings in the technology, commercial/industrial and consumer services sectors were the top contributors to returns. At year end, we had an approximate 39.3% weighting in Asia, 24.0% in Latin America and 26.8% in Emerging Europe. We slightly trimmed our weighting in Asia and increased our positions in Emerging Europe and Latin America. Among the fund's best-performing holdings were Infosys Technologies and Samsung Electronics. India-based Infosys is a contract software programmer whose client list includes blue-chip companies in the United States. Samsung, based in S. Korea, is the world's largest maker of dynamic random access memory (DRAM) chips. Both companies are expected to benefit from the robust growth in technology worldwide.

Market Outlook: The dynamic nature of emerging countries underscores the importance of individual security selection. With an investment philosophy focused on identifying individual companies successfully adapting to change, we believe we are well positioned to distinguish the winners from the laggards and extend our long-term performance excellence in the world's emerging markets.

Portfolio
Manager's Report                                 PILGRIM EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

                                                  Average Annual Total
                                                Returns for the Periods
                                               -------------------------
                                                         Since Inception
                                               1 Year       8/31/95
                                               ------    ---------------
     Class Q                                   76.30%         15.20%
     MSCI EMF Index                            63.70%         0.97%

The table above illustrates the total return of Pilgrim Emerging Countries Fund against the Morgan Stanley Capital International Emerging Markets Free (MSCI
EMF) Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. The Fund may invest in companies located in countries with emerging securities markets when the subadviser believes they present attractive investment opportunities. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 28.

------
Income
Funds
------

                                                                       Portfolio
PILGRIM STRATEGIC INCOME FUND                                   Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Robert K. Kinsey, Vice President and Senior Portfolio Manager; Kevin Mathews, Senior Vice President and Senior Portfolio Manager.

Goals: Pilgrim Strategic Income Fund seeks maximum total return by investing primarily in debt securities issued by U.S. and foreign entities, as well as U.S. and foreign governments and their agencies and instrumentalities, that are rated investment grade by a nationally recognized statistical rating agency, or of comparable quality if unrated. Up to 40% of the fund's assets may be invested in high yield securities rated below investment grade.

Bond Market Overview: 1999 was a tough year for bonds by any measure: The summer months witnessed a spread rout nearly as bad as 1998's debacle. Liquidity returned to the investment grade arena with a vengeance during the 4th Quarter. Spreads tightened across the board as managers re-discovered an appetite for risk, and mortgages posted healthy relative returns. However, a very robust domestic economy and Fed tightenings pushed rates higher. By mid December Y2K concern drained liquidity from the bond market as both the buy-side and the sell-side shifted into hibernation.

At the end of 1999, fixed income managers stepped back to assess the damage. The thirty year Treasury posted its worst return since 1974 while the Lehman Aggregate Index experienced returns nearly as bad as 1994. The high yield market, in contrast, escaped the year in better shape. High yield spreads in the second half of the year remained relatively unchanged but the higher coupon helped to offset the decline in prices.

High yield managers were rewarded for being risk adverse in the second half of 1999 as high yield defaults increased. Defaults were driven by company specific issues and did not reflect upon the overall health of the high yield market. The Merrill Lynch Triple-C/Double-C/Single-C index underperformed the Single-B index by 10.6% for the six months ending December 31, 1999.

A total of 119 new issues came to the market in the second half of 1999, representing $35 billion dollars. Outflows from mutual funds caused high yield demand and issuance to be below last year's pace. New issuance was dominated by large deals in benchmark high yield names such as Allied Waste, Nextel, Nextlink, and Global Crossing to name a few.

Performance: For the one year ended December 31, 1999, the Fund's Class Q shares, excluding sales charges, declined 0.97% compared to the Lehman Brothers Aggregate Index which was down 0.82%.

Portfolio Specifics: The duration of the Fund remained short of the Lehman Aggregate Index up until December at which time we adopted a neutral stance. As a rule the last few weeks of any given year are a perilous time to stray too far away from a benchmark's duration. We exploited the year-end drought in liquidity by adding Collateralized Mortgage-Backed Securities, some puttable paper, and other corporate paper at compelling levels.

In the high yield portion of the Fund we continue to look for smaller positions to eliminate and consolidate with existing holdings. The focus of the high yield portfolio has been on the Communications sector, and secondarily on Media and Cable credits. The average credit rating of the high yield portion is Single-B which we are comfortable with given our belief that the economy will continue to grow without overheating, and that inflation will remain subdued. Our efforts in the coming months will be focused on those issuers that will benefit from the continuing demand for increased bandwidth in Communications by both consumers and business. The high yield portion of the Fund will continue to be fully invested as the market looks attractively priced.

Market Outlook: We are poised to shorten our duration with the onset of the new year as we anticipate further central bank tightening here and abroad in 2000. The high grade portion of the Fund is heavily overweighted in spread product and we have added less-liquid, lower quality names in anticipation of their outperformance in the first quarter of 2000. Mortgage-Backed Securities appear to only offer fair value at this juncture, and we are close to neutral to the Lehman Aggregate Index vis a vis this sector.

The FOMC has worked diligently to maintain steady, non-inflationary growth. In another month, the U.S. economy will surpass the 106 month record for the longest economic expansion ever. There is a high probability that the FOMC will

Portfolio
Manager's Report                                   PILGRIM STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

raise the Federal Funds rate further in the first half of 2000. The purpose of the increase(s) will be to moderate economic growth and to prevent any rise in inflation. If the FOMC has continued success in maintaining non-inflationary growth, interest rates should stabilize. An environment of stable interest rates and moderate inflation should prove positive for high yield bonds.

                                            Average Annual Total Returns
                                       for the Periods Ended December 31, 1999
                                             --------------------------
                                                        Since Inception
                                             1 Year         7/27/98
                                             ------     ---------------
     Class Q                                 -0.97%          1.90%
     Lehman Brothers Aggregate Index         -0.82%          2.37%

The table above illustrates the total return of Pilgrim Strategic Income Fund against the Lehman Brothers Aggregate Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Exposure to financial, market and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the fund's portfolio and in some cases, the lower market prices for those instruments.

                 See accompanying index descriptions on page 28.

------
Income
Funds
------

                                                                       Portfolio
PILGRIM HIGH YIELD FUND                                         Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Kevin Mathews, Senior Vice President and Senior Portfolio Manager

Goals: The High Yield Fund seeks to provide a high level of current income, with capital appreciation as a secondary objective, by investing in high yield debt securities.

Market Overview: The second half of 1999 was a continuation of the trends experienced in the first half of the year. The economy continued to show strong growth, inflation remained subdued and interest rates continued their upward trend. The Federal Open Market Committee (FOMC) stepped in during the second half of the year by raising the Federal Funds Rate from 4.75 to 5.50%. The FOMC acted on the perception that economic growth was too strong and that if left unchecked, it would ultimately result in rising inflation.

At the end of 1999, fixed income managers stepped back to assess the damage. The thirty year Treasury posted its worst return since 1974 while the Lehman Aggregate Index experienced returns nearly as bad as 1994. The high yield market, in contrast, escaped the year in better shape. High yield spreads in the second half of the year remained relatively unchanged but the higher coupon helped to offset the decline in prices. High yield managers were rewarded for being risk adverse in the second half of 1999 as high yield defaults increased. Defaults were driven by company specific issues and did not reflect upon the overall health of the high yield market. The Merrill Lynch Triple-C/Double-C/Single-C index underperformed the Single-B index by 10.6% for the six months ending December 31, 1999.

A total of 119 new issues came to the market in the second half of 1999, representing $35 billion dollars. Outflows from mutual funds caused high yield demand and issuance to be below last year's pace. New issuance was dominated by large deals in benchmark high yield names such as Allied Waste, Nextel, Nextlink, and Global Crossing to name a few.

Performance: For the period June 17, 1999 to December 31, 1999, the Fund Class Q shares, excluding sales charges, declined 0.73% compared to the Lehman Brothers High Yield Index, an unmanaged index of high yield bonds, which returned 0.19%, and the First Boston High Yield Index, an unmanaged index of high yield bonds, which returned 0.45% for the same period.

Portfolio Specifics: The Fund held overweighted positions in the Communications sector, including the wireless, wireline, and internet subsectors, which helped performance for the six months. Underperforming issues in the Manufacturing & Electronics sectors adversely impacted returns for the period. Overall, the Fund's management feels the credit quality of the portfolio is good and positioned for outperformance in 2000.

Portfolio cash levels have been held down as we expect the market to perform well. Consistent with our goal of managing a stable dividend fund with an emphasis on domestic cash pay issues, the Fund's management has been taking the opportunity to consolidate positions. Our avoidance of emerging market and foreign issues, while helping performance in past periods, hurt performance in the last six months as these markets rebounded significantly. Average credit quality was held at Single-B as our expectation of continued economic growth with low inflation in the domestic economy was proven correct.

Market Outlook: The FOMC has worked diligently to maintain steady, non-inflationary growth. In another month, the U.S. economy will surpass the 106 month record for the longest economic expansion ever. There is a high probability that the FOMC will raise the Federal Funds rate further in the first half of 2000. The purpose of the increase(s) will be to moderate economic growth and to prevent any rise in inflation. If the FOMC has continued success in maintaining non-inflationary growth, interest rates should stabilize. An environment of stable interest rates and moderate inflation should prove positive for high yield bonds.

Portfolio
Manager's Report                                         PILGRIM HIGH YIELD FUND
--------------------------------------------------------------------------------

                                        Average Annual Total Returns for
                                          the Period Ended December 31,
                                        --------------------------------
                                                 Since Inception
                                                     6/17/99
                                                     -------
     Class Q                                         -0.73%
     Figh Yield Index                                 0.45%
     Leld Index                                       0.19%

The table above illustrates the total return of Pilgrim High Yield Fund against the First Boston High Yield Index and the Lehman High Yield Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Exposure to financial market and interest rate risk. Higher yields reflect the higher credit risks associated with certain lower rated securities in the fund's portfolio, and in some cases, the lower market prices for those instruments.

                 See accompanying index descriptions on page 28.

------
Income
Funds
------

                                                                       Portfolio
PILGRIM HIGH YIELD FUND II                                      Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Kevin Mathews, Senior Vice President and Senior Portfolio Manager

Goals: The High Yield Fund II seeks to provide a high level of current income and capital growth by investing in high yield debt securities.

Market Overview: The second half of 1999 was a continuation of the trends experienced in the first half of the year. The economy continued to show strong growth, inflation remained subdued and interest rates continued their upward trend. The Federal Open Market Committee (FOMC) stepped in during the second half of the year by raising the Federal Funds Rate from 4.75 to 5.50%. The FOMC acted on the perception that economic growth was too strong and that if left unchecked, it would ultimately result in rising inflation.

At the end of 1999, fixed income managers stepped back to assess the damage. The thirty year Treasury posted its worst return since 1974 while the Lehman Aggregate Index experienced returns nearly as bad as 1994. The high yield market, in contrast, escaped the year in better shape. High yield spreads in the second half of the year remained relatively unchanged but the higher coupon helped to offset the decline in prices.

High yield managers were rewarded for being risk adverse in the second half of 1999 as high yield defaults increased. Defaults were driven by company specific issues and did not reflect upon the overall health of the high yield market. The Merrill Lynch Triple-C/Double-C/Single-C index underperformed the Single-B index by 10.6% for the six months ending December 31, 1999.

A total of 119 new issues came to the market in the second half of 1999, representing $35 billion dollars. Outflows from mutual funds caused high yield demand and issuance to be below last year's pace. New issuance was dominated by large deals in benchmark high yield names such as Allied Waste, Nextel, Nextlink, and Global Crossing to name a few.

Performance: For the one year ended December 31, 1999, the Fund's Class Q shares, excluding sales charges, provided a total return of 6.03% compared to the Lehman Brothers High Yield Index which returned 2.39%.

Portfolio Specifics: The Fund outperformed due to a large concentration in the Communications sector. The best performing credits were those on the leading edge of telecommunication technology. These include issuers that provide digital subscriber lines, or DSL, (high bandwidth internet access) to offices and homes throughout the country. Investments have also been made in providers of wireless voice and internet/data connectivity to office buildings and companies that provide computer servers and the access technology for internet data sites. All the aforementioned companies have received strong support from the capital markets in the last quarter.

The portfolio's cash position increased as the quarter progressed. The fund received inflows during a time when investment opportunities were low. Management is looking to deploy this cash into sectors outside of telecommunications in the first quarter of 2000. Average credit quality was held at Single-B as our expectation of continued economic growth with low inflation in the domestic economy was proven correct. Overall, the Fund's management feels the credit quality of the portfolio is good and positioned for outperformance in 2000.

Market Outlook: The FOMC has work diligently to maintain steady, non-inflationary growth. In another month, the U.S. economy will surpass the 106 month record for the longest economic expansion ever. There is a high probability that the FOMC will raise the Federal Funds rate further in the first half of 2000. The purpose of the increase(s) will be to moderate economic growth and to prevent any rise in inflation. If the FOMC has continued success in maintaining non-inflationary growth, interest rates should stabilize. An environment of stable interest rates and moderate inflation should prove positive for high yield bonds.

Portfolio
Manager's Report                                      PILGRIM HIGH YIELD FUND II
--------------------------------------------------------------------------------

                                               Average Annual Total Returns
                                                  for the Periods Ended
                                                --------------------------
                                                           Since Inception
                                                1 Year         3/27/98
                                                ------     ---------------
     Class Q                                     6.03%          2.68%
     Lehman High Yield Index                     2.39%          0.52%

The table above illustrates the total return of Pilgrim High Yield II Fund against the Lehman Brothers High Yield Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the fund's portfolio and in some cases, the lower market price for those instruments.

                 See accompanying index descriptions on page 28.

------------
Equity &
Income Funds
------------

                                                                       Portfolio
PILGRIM BALANCED FUND                                           Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: G. David Underwood, Vice President and Senior Portfolio Manager; Kevin Mathews, Senior Vice President and Senior Portfolio Manager; Robert K. Kinsey, Vice President and Senior Portfolio Manager.

Goals: The Balanced Fund seeks a balance of capital appreciation and current income by investing in a blended portfolio of equity and debt securities with an emphasis on overall total return.

Equity Market Overview: For the six months ending December 31, 1999, the U.S. equity market was characterized by:

A   narrow   advance   of   primarily   large-capitalization   technology   and
telecommunications stocks

Continued outperformance of growth stocks versus value stocks

Outperformance   of   large-capitalization   stocks   versus  mid-cap  and  most
small-capitalization stocks

Market returns at the end of the period suggest that the market moved sideways since mid year. This masks a market buffeted by concerns about rising inflation and higher interest rates, yet supported by accelerating earnings growth.

Entering the second half of 1999, investor sentiment was still buoyed by the fact that a global recession did not develop out of the prior year's financial crisis in Asia, Latin America and Europe. U.S. economic growth remained strong and evidence continued to emerge that the overseas economies were on the mend. The broad market S&P 500 Index set a then new peak in July before surrendering half of its gains over the balance of the third quarter. Interest rates began to rise due to inflation worries brought on by the surprisingly strong U.S. economy and the resuscitating global economies, dampening some of the equity market optimism. The S&P 500 recovered to new highs in the fourth quarter, with the Index led by a select group of technology and telecommunications stocks, registering particularly strong gains in October and December.

As inflation worries prompted the Federal Reserve to notch interest rates upward, investors sought the perceived safety of a small group of mostly technology/growth stocks. Only five of the twelve market sectors had positive returns in the last six months: Technology, Conglomerates, Communication Services, Consumer Cyclicals and Basic Industries; only Technology, Conglomerates and Communication Services outperformed the Index. For the year, 25 stocks accounted for the entire gain of the S&P 500.

Bond Market Overview: 1999 was a tough year for bonds by any measure: The summer months witnessed a credit spread rout nearly as bad as 1998's debacle.

However, liquidity returned to the investment grade fixed income arena with a vengeance during the fourth quarter. Spreads tightened across the board as managers re-discovered an appetite for risk. Yet, a very robust domestic economy and Fed tightenings pushed rates higher. By mid December Y2K concern drained liquidity from the bond market as both the buy-side and the sell-side shifted into hibernation.

At the end of 1999, fixed income managers stepped back to assess the damage. The thirty year Treasury posted its worst return since 1974 while the Lehman Aggregate Index experienced returns nearly as bad as 1994. The high yield market, in contrast, escaped the year in better shape. High yield spreads in the second half of the year remained relatively unchanged but the higher coupon helped to offset the decline in prices.

High yield managers were rewarded for being risk adverse in the second half of 1999 as high yield defaults increased. Defaults were driven by company specific issues and did not reflect upon the overall health of the high yield market. The Merrill Lynch Triple-C/Double-C/Single-C index underperformed the Single-B index by 10.6% for the six months ending December 31, 1999.

A total of 119 new issues came to the market in the second half of 1999, representing $35 billion dollars. Outflows from mutual funds caused high yield demand and issuance to be below last year's pace. New issuance was dominated by large deals in benchmark high yield names such as Allied Waste, Nextel, Nextlink, and Global Crossing to name a few.

Portfolio Specifics: Timely sector allocation and good stock selection, combined with a disciplined portfolio management approach, produced the Fund's strong investment performance. The Consumer Cyclical, Technology, Basic Industries, and Retailing sectors contributed most. Holdings in Sun Microsystems, Texas
Instruments, Hewlett Packard, Sony, America Online and Nokia gave handsome returns. The Fund's holdings in Alcoa, and Time Warner were equally strong.

The duration of the fixed income component of the Fund remained short of the Lehman Aggregate Index up until December at which time we adopted a neutral stance. As a rule the last few weeks of any given year are a perilous time to stray too far away from a benchmark's duration.

Portfolio
Manager's Report                                           PILGRIM BALANCED FUND
--------------------------------------------------------------------------------

We exploited the year-end drought in investment grade liquidity by adding Collateralized Mortgage-Backed Securities, some puttable paper, and other corporate paper at compelling levels.

In the high yield portion of the Fund we continue to look for smaller positions to eliminate and consolidate with existing holdings. The focus of the high yield portfolio has been on the Communications sector, and secondarily on Media, Cable, and Broadcasting credits. The average credit rating of the Fund is Single-B which we are comfortable with given our belief that the economy will continue to grow without overheating, and that inflation will remain subdued. In the growth sector of high yield we feel the Communications industry represents the best value. Our efforts in the coming months will be focused on those issuers that will benefit from the continuing demand for increased bandwidth. The high yield portion of the Fund will continue to be fully invested as we believe the market looks attractively priced.

Performance: For the one year ended December 31, 1999, the Fund's Class Q shares, excluding sales charges, provided a total return of 8.69%, compared to a composite index, consisting of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Index, which gained 11.77% for the same period.

Market Outlook: Though challenged more by interest rates the broadening market is conducive for equity investment. The global economies are rebounding with benign inflation, stimulating profitability and revenue growth for a wider assortment of companies. This should gather momentum now that concerns over the transition into the new Millennium are history.

With regards to the fixed income component, we are poised to shorten our duration with the onset of the new year as we anticipate further central bank tightening here and abroad in 2000. The high grade portion of the fund is heavily overweighted in spread product and we have added less-liquid, lower quality names in anticipation of their outperformance in the first quarter of 2000. Mortgage-Backed Securities appear to only offer fair value at this juncture, and we are close to neutral to the Lehman Aggregate Index vis a vis this sector.

The FOMC has work diligently to maintain steady, non-inflationary growth. In another month, the U.S. economy will surpass the 106 month record for the longest economic expansion ever. There is a high probability that the FOMC will raise the Federal Funds rate further in the first half of 2000. The purpose of the increase(s) will be to moderate economic growth and to prevent any rise in inflation. If the FOMC has continued success in maintaining non-inflationary growth, interest rates should stabilize. An environment of stable interest rates and moderate inflation should prove positive for high yield bonds.

                                              Average Annual Total Returns
                                                 for the Periods Ended
                                               --------------------------
                                                          Since Inception
                                               1 Year         8/31/95
                                               ------     ---------------
     Class Q                                    8.69%          15.91%
     60% S&P 500/40% Lehman Aggregate          11.77%          18.57%

The table above illustrates the total return of Pilgrim Balanced Fund against the 60% S&P 500, 40% Lehman Aggregate Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Price volatility and other risks that accompany an investment in equity securities. Credit, interest rate and other risks that accompany debt investments. The Fund may invest up to 20% of its total assets in foreign securities. International investing does pose special risks, including currency fluctuation, and economic and political risks not found in investments that are solely domestic. Higher yields reflect higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments.

                 See accompanying index descriptions on page 28.

------------
Equity &
Income Funds
------------

                                                                       Portfolio
PILGRIM CONVERTIBLE FUND                                        Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Douglas G. Forsyth, CFA, Partner, Portfolio Manager; Michael P. Carroll, Portfolio Manager; William L. Stickney, Portfolio Manager; Michael E. Yee, Portfolio Manager.

Goal: The Convertible Fund seeks to maximize total return by investing primarily in convertible and equity securities of U.S. companies.

Market Overview: During the third quarter, concerns over rising inflation and interest rates and their impact on corporate earnings sent stock prices tumbling. Amid signs of continued strength in the U.S. economy, worries were rife that higher interest rates were needed to combat inflationary pressures. However, strong gains among technology stocks in the fourth quarter helped restore investor confidence. The tech-heavy Nasdaq Composite rose 48.2% from October to December and climbed 85.6% overall in 1999. Improving returns for small- and mid-cap stocks also bolstered investor resolve.

Impressive gains among technology stocks throughout the fourth quarter propelled returns among convertible issues, helping offset the effects of a series of interest-rate increases by the Federal Reserve Board. In an effort to thwart potential inflationary pressures amid the U.S. economy's continued expansion, the Fed hiked short-term interest rates by a quarter-percentage point three times in June, August and November.

For much of the period, speculative-grade convertible issues tended to deliver better returns than high-grade issues. Qualcomm, the single largest holding in the CS First Boston Convertible Index, gained 94% in December and 2,619% for the year. The second-largest holding in the Index was EMC Corp., which gained 30% in December.

Performance: For the one year ended December 31, 1999, the Fund's Class Q shares, excluding sales charges, provided a total return of 50.44% compared to the First Boston Convertible Index which returned 42.28% for the same period.

Portfolio Specifics: Year to date through December 31, the Fund delivered equity-like returns, outperforming the Russell 2000, Russell Midcap, and S&P 500 Indexes. The Fund also registered greater returns compared to the CS First Boston Convertible Index year to date, rising 50.2% versus 42.3% for the Index.

A broad-based  pullback among blue-chip  issues in the third quarter  negatively impacted the fund's performance in July. However, strong gains among telecommunications and technology holdings led to the fund's outperformance against the benchmark in the fourth quarter and in 1999.

The Fund's top-performing holdings included telecommunications service provider Qualcomm, Veritas Software and Exodus Communications.

Market Outlook: Looking ahead, we are encouraged by expectations for continued strength in corporate profits and global economic recovery. Applying our bottom-up approach, we continue to find convertible securities meeting our strict investment criteria.

Recent gains in the equity market have lifted U.S. indices close to or above record highs. In this environment, convertible issues may benefit from increased recognition among investors seeking equity market participation with limited downside exposure.

Portfolio
Manager's Report                                        PILGRIM CONVERTIBLE FUND
--------------------------------------------------------------------------------

                                                Average Annual Total Returns
                                                   for the Periods Ended
                                                 --------------------------
                                                            Since Inception
                                                 1 Year         8/31/95
                                                 ------     ---------------
     Class Q                                     50.44%          26.88%
     First Boston Convertible Index              42.28%          17.38%

The table above illustrates the total return of Pilgrim Convertible Fund against the First Boston Convertible Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): The credit standing of the issuer and other factors may affect the investment value of a convertible security. The market value of convertible debt securities tends to vary inversely with the level of interest rates. Lower rated securities may be less liquid than higher quality investments. This fund also has exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments.

                 See accompanying index descriptions on page 28.

-------
Pilgrim
Funds
-------

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 Index is a widely recognized index of 500 common stocks.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.

The Russell MidCap Index is generally representative of the smallest 800 stocks in the Russell 1000 Index as ranked by total market capitalization.

The Russell MidCap Growth Index consists of securities with capitalizations between $450 million and $3.8 billion with greater than average growth orientation.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index.

The MSCI EAFE Index consists of more than 1,400 securities in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It is a generally accepted index for major overseas markets.

The  MSCI   Emerging   Markets  Free  (EMF)  Index  is  comprised  of  companies
representative of the market structure of 22 emerging countries in Europe, Latin America and the Pacific Rim Basin.

The MSCI World Index consists of more than 1,400 securities located in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

The Salomon EPAC Extended Market Index measures the performance of securities of smaller-capitalized companies in 22 countries excluding the U.S. and Canada.

The Lehman Brothers Aggregate Bond Index is an index of fixed income securities.

The Merrill Lynch Triple-C/Double-C/Single-C Index is a sub-index of the Merrill
Lynch  High  Yield  Index,   an  index  which   measures  the   performance   of
non-investment grade U.S. domestic bonds.

-------
Pilgrim
Funds
-------

                         INDEX DESCRIPTIONS (Continued)
--------------------------------------------------------------------------------

The Merrill Lynch Single-B Index is a sub-index of the Merrill Lynch High Yield Index, an index which measures the performance of non-investment grade U.S. domestic bonds.

The Lehman Brothers High Yield Bond Index is comprised of non-investment grade bonds with maturities between seven to ten years.

The First Boston High Yield Index is an index of high yield bonds rated BB or below.

The First Boston Convertible Index is an index representing the universe of convertible securities.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

-----------
U.S. Equity
Funds
-----------

    STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                             LargeCap        MidCap       SmallCap
                                                              MagnaCap        Growth         Growth        Growth
                                                                Fund           Fund           Fund          Fund
                                                            ------------   ------------   ------------   ------------
ASSETS:
Investments in securities at market value*                  $464,096,916   $432,145,351   $424,763,734   $446,278,607
Short-term investments at amortized cost                      18,125,971     22,913,000     10,855,000            --
Cash                                                              43,159          6,574         17,087            --
Receivables:
 Fund shares sold                                                273,765      8,336,929      1,585,358      1,405,097
 Dividends and interest                                          509,716        145,577         14,803         54,826
 Due from affiliate                                                  --             --          36,524         43,939
 Investment securities sold                                          --       3,175,965        637,713      5,763,776
 Other                                                               --             503            --          12,950
Prepaid expenses                                                  64,883         46,149         31,977         48,619
                                                            ------------   ------------   ------------   ------------
  Total Assets                                               483,114,410    466,770,048    437,942,196    453,607,814
LIABILITIES:
Payable for investment securities purchased                          --      16,073,243      5,973,222      1,052,907
Payable for fund shares redeemed                               1,043,903        409,623        558,232        522,048
Payable to affiliate                                                 541          1,446            --             --
Payable to custodian                                                 --             --             --       1,257,546
Other accrued expenses and liabilities                         1,187,130        386,272        524,445        437,972
                                                            ------------   ------------   ------------   ------------
  Total Liabilities                                            2,231,574     16,870,584      7,055,899      3,270,473
                                                            ------------   ------------   ------------   ------------
NET ASSETS                                                  $480,882,836   $449,899,464   $430,886,297   $450,337,341
                                                            ============   ============   ============   ============
NET ASSETS CONSIST OF:
 Paid-in capital                                            $335,637,562   $309,654,824   $210,919,947   $279,553,816
 Undistributed (overdistributed) net investment income          (285,070)    (1,258,524)    (2,561,964)    (2,946,828)
 Accumulated net realized gain (loss) on investments          (2,751,702)     6,662,113     11,374,498    (16,091,465)
 Net unrealized appreciation (depreciation) of investments   148,282,046    134,841,051    211,153,816    189,821,818
                                                            ------------   ------------   ------------   ------------
 Net Assets                                                 $480,882,836   $449,899,464   $430,886,297   $450,337,341
                                                            ============   ============   ============   ============
 * Cost of securities                                       $315,814,870   $297,304,300   $213,609,918   $256,456,789

--------------------------------------------------------------------------------

                                                                      LargeCap        MidCap       SmallCap
                                                       MagnaCap        Growth         Growth        Growth
                                                         Fund           Fund           Fund          Fund
                                                     ------------   ------------   ------------   ------------
 Class A:
 Net Assets                                          $343,627,580   $118,231,647   $110,999,877   $148,392,238
 Shares authorized                                     80,000,000      unlimited      unlimited      unlimited
 Par Value                                           $       1.00   $       0.00   $       0.00   $       0.00
 Shares outstanding                                    21,135,630      2,930,040      4,296,452      8,462,791
 Net asset value and redemption price per share      $      16.26   $      40.35   $      25.84   $      17.53
 Maximum offering price per share                    $      17.25   $      42.81   $      27.42   $      18.60
Class B:
 Net Assets                                          $109,428,063   $227,042,117   $ 85,200,916   $ 76,896,757
 Shares authorized                                     80,000,000      unlimited      unlimited      unlimited
 Par Value                                           $       1.00   $       0.00   $       0.00   $       0.00
 Shares outstanding                                     6,879,903      5,631,296      2,804,402      3,486,799
 Net asset value and redemption price per share      $      15.91   $      40.32   $      30.38   $      22.05
 Maximum offering price per share                    $      15.91   $      40.32   $      30.38   $      22.05
Class C:
 Net Assets                                          $  2,684,290   $ 87,228,762   $220,867,071   $213,993,524
 Shares authorized                                     80,000,000      unlimited      unlimited      unlimited
 Par Value                                           $       1.00   $       0.00   $       0.00   $       0.00
 Shares outstanding                                       168,736      2,169,290      9,255,323     12,408,565
 Net asset value and redemption price per share      $      15.91   $      40.21   $      23.86   $      17.25
 Maximum offering price per share                    $      15.91   $      40.21   $      23.86   $      17.25
Class M:
 Net Assets                                          $ 15,145,899            n/a            n/a            n/a
 Shares authorized                                     40,000,000            n/a            n/a            n/a
 Par Value                                           $       1.00            n/a            n/a            n/a
 Shares outstanding                                       942,476            n/a            n/a            n/a
 Net asset value and redemption price per share      $      16.07            n/a            n/a            n/a
 Maximum offering price per share                    $      16.65            n/a            n/a            n/a
Class Q:
 Net Assets                                          $  9,997,004   $ 17,396,938   $ 13,818,433   $ 11,054,822
 Shares authorized                                     40,000,000      unlimited      unlimited      unlimited
 Par Value                                           $       1.00   $       0.00   $       0.00   $       0.00
 Shares outstanding                                       615,006        425,490        422,591        566,739
 Net asset value and redemption price per share      $      16.26   $      40.89   $      32.70   $      19.51
 Maximum offering price per share                    $      16.26   $      40.89   $      32.70   $      19.51

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

    STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                Worldwide     International   International    Emerging
                                                                 Growth        Core Growth      SmallCap       Countries
                                                                  Fund            Fund         Growth Fund       Fund
                                                              ------------    ------------     ------------   ------------
ASSETS:
Investments in securities at market value*                    $448,254,573    $ 75,611,707     $395,921,134   $234,069,820
Short-term investments at amortized cost                        17,453,000         292,000       31,803,000      1,379,000
Foreign currency**                                                     --           53,117        1,133,073      1,135,371
Cash                                                               583,402              --          565,895             --
Receivables:
 Fund shares sold                                                6,685,799         345,160        9,287,906        740,549
 Dividends and interest                                            214,331          75,356           74,296        504,553
 Due from affiliate                                                    --           39,543               --         61,465
 Investment securities sold                                      3,283,216         561,153        2,880,062      1,195,840
 Other                                                                 --            9,229           86,172          8,223
Prepaid expenses                                                    53,913          45,352           55,469         57,291
                                                              ------------    ------------     ------------   ------------
  Total Assets                                                 476,528,234      77,032,617      441,807,007    239,152,112
                                                              ------------    ------------     ------------   ------------
LIABILITIES:
Payable for investment securities purchased                      9,072,436         885,454        5,919,653      1,809,966
Payable for fund shares redeemed                                   825,436          31,761        1,164,634        663,075
Payable to affiliate                                                 2,850              --               --             --
Payable to custodian                                                    --          27,579               --        283,204
Estimated tax liability on Indian investments                           --              --               --      1,294,392
Other accrued expenses and liabilities                             616,667         148,150          520,131        588,207
                                                              ------------    ------------     ------------   ------------
  Total Liabilities                                             10,517,389       1,092,944        7,604,418      4,638,844
                                                              ------------    ------------     ------------   ------------
NET ASSETS                                                    $466,010,845    $ 75,939,673     $434,202,589   $234,513,268
                                                              ============    ============     ============   ============
NET ASSETS CONSIST OF:
 Paid-in capital                                              $299,830,877    $ 46,624,852     $258,562,364   $230,008,734
 Undistributed (overdistributed) net investment income          (2,245,389)       (417,370)      (1,216,494)    (1,461,149)
 Accumulated net realized gain (loss) on investments and
  foreign currency transactions (net of foreign tax on the
  sale of Indian investments of $0, $0, $536,127,
  $2,217,389 and $0, respectively -- Note 2)                     5,941,174       1,419,523       23,684,833    (73,866,966)
 Net unrealized appreciation of investments and other
  assets, liabilities and forward contracts denominated in
  foreign currencies (net of estimated tax liability on
  Indian investments of $0, $0, $0, $1,294,392 and $0,
  respectively -- Note 2)                                      162,484,183      28,312,668      153,171,886     79,832,649
                                                              ------------    ------------     ------------   ------------
 Net Assets                                                   $466,010,845    $ 75,939,673     $434,202,589   $234,513,268
                                                              ============    ============     ============   ============
  * Cost of securities                                        $285,746,310    $ 47,315,847     $242,767,278   $152,857,038
 ** Cost of foreign currency                                  $         --    $     53,070     $  1,130,289   $  1,134,720

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                    Worldwide     International   International    Emerging
                                                      Growth       Core Growth      SmallCap       Countries
                                                       Fund           Fund        Growth Fund         Fund
                                                   ------------   ------------    ------------    ------------
Class A:
  Net Assets                                       $150,384,169   $ 19,460,387    $146,056,798    $ 68,448,657
  Shares authorized                                   unlimited      unlimited       unlimited       unlimited
  Par Value                                        $       0.00   $       0.00    $       0.00    $       0.00
  Shares outstanding                                  4,834,640        711,486       3,597,228       3,110,207
  Net asset value and redemption price per share   $      31.11   $      27.35    $      40.60    $      22.01
  Maximum offering price per share                 $      33.00   $      29.02    $      43.08    $      23.35
Class B:
  Net Assets                                       $ 82,285,716   $ 19,465,336    $ 77,784,490    $ 33,018,778
  Shares authorized                                   unlimited      unlimited       unlimited       unlimited
  Par Value                                        $       0.00   $       0.00    $       0.00    $       0.00
  Shares outstanding                                  2,348,993        708,473       1,808,103       1,484,626
  Net asset value and redemption price per share   $      35.03   $      27.48    $      43.02    $      22.24
  Maximum offering price per share                 $      35.03   $      27.48    $      43.02    $      22.24
Class C:
  Net Assets                                       $190,853,232   $ 21,104,381    $ 72,787,019    $ 30,441,808
  Shares authorized                                   unlimited      unlimited       unlimited       unlimited
  Par Value                                        $       0.00   $       0.00    $       0.00    $       0.00
  Shares outstanding                                  6,128,111        765,476       1,842,815       1,421,241
  Net asset value and redemption price per share   $      31.14   $      27.57    $      39.50    $      21.42
  Maximum offering price per share                 $      31.14   $      27.57    $      39.50    $      21.42
Class M:
  Net Assets                                                n/a            n/a             n/a             n/a
  Shares authorized                                         n/a            n/a             n/a             n/a
  Par Value                                                 n/a            n/a             n/a             n/a
  Shares outstanding                                        n/a            n/a             n/a             n/a
  Net asset value and redemption price per share            n/a            n/a             n/a             n/a
  Maximum offering price per share                          n/a            n/a             n/a             n/a
Class Q:
  Net Assets                                       $ 42,487,728   $ 15,909,569    $137,574,282    $102,604,025
  Shares authorized                                   unlimited      unlimited       unlimited       unlimited
  Par Value                                        $       0.00   $       0.00    $       0.00    $       0.00
  Shares outstanding                                  1,186,820        559,611       3,208,072       4,536,725
  Net asset value and redemption price per share   $      35.80   $      28.43    $      42.88    $      22.62
  Maximum offering price per share                 $      35.80   $      28.43    $      42.88    $      22.62

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

    STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                            Strategic
                                                             Income       High Yield     High Yield
                                                              Fund           Fund          Fund II
                                                           -----------   ------------   ------------
ASSETS:
Investments in securities at market value*                 $11,655,208   $343,432,611   $ 69,397,575
Short-term investments at amortized cost                       662,000     22,531,603      9,401,000
Cash                                                            81,916             --          8,740
Receivables:
 Fund shares sold                                               78,086      1,536,751        103,681
 Interest                                                      166,530     10,499,490      1,051,376
 Due from affiliate                                             74,913         33,922         19,301
 Investment securities sold                                         --        970,604        970,604
 Other                                                           7,452             --             --
Prepaid expenses                                                66,043         73,153         66,292
Deferred organization costs                                         --             --             --
                                                           -----------   ------------   ------------
  Total Assets                                              12,792,148    379,078,134     81,018,569
                                                           -----------   ------------   ------------
LIABILITIES:
Payable for investment securities purchased                    289,431             --      3,119,391
Payable for fund shares redeemed                                26,596      2,549,790        495,308
Payable to custodian                                                --        458,244             --
Distributions payable                                              883             --        343,929
Other accrued expenses and liabilities                          62,057        573,080         49,036
                                                           -----------   ------------   ------------
  Total Liabilities                                            378,967      3,581,114      4,007,664
                                                           -----------   ------------   ------------
NET ASSETS                                                 $12,413,181   $375,497,020   $ 77,010,905
                                                           ===========   ============   ============
NET ASSETS CONSIST OF:
 Paid-in capital                                           $13,608,322   $455,788,834   $ 86,045,494
 Undistributed (overdistributed) net investment income         149,553       (953,951)      (213,962)
 Accumulated net realized loss on investments and
  foreign currency transactions                             (1,078,089)   (58,252,243)    (7,372,266)
 Net unrealized depreciation of investments and other
  assets, liabilities and forward contracts denominated
  in foreign currencies                                       (266,605)   (21,085,620)    (1,448,361)
                                                           -----------   ------------   ------------
 Net Assets                                                $12,413,181   $375,497,020   $ 77,010,905
                                                           ===========   ============   ============
 * Cost of securities                                      $11,921,450   $364,518,231   $ 70,845,936

--------------------------------------------------------------------------------

                                                    Strategic
                                                     Income       High Yield    High Yield
                                                      Fund           Fund         Fund II
                                                   -----------   ------------   -----------
Class A:
 Net Assets                                        $ 2,453,211   $108,040,533   $10,415,208
 Shares authorized                                   unlimited     80,000,000     unlimited
 Par Value                                         $      0.00   $       0.00   $      0.00
 Shares outstanding                                    201,699     19,617,873       932,799
 Net asset value and redemption price per share    $     12.16   $       5.51   $     11.17
 Maximum offering price per share                  $     12.77   $       5.78   $     11.72
Class B:
 Net Assets                                        $ 5,406,558   $243,074,580   $40,553,266
 Shares authorized                                   unlimited     80,000,000     unlimited
 Par Value                                         $      0.00   $       0.00   $      0.00
 Shares outstanding                                    454,240     44,228,094     3,632,560
 Net asset value and redemption price per share    $     11.90   $       5.50   $     11.16
 Maximum offering price per share                  $     11.90   $       5.50   $     11.16
Class C:
 Net Assets                                        $ 4,379,664   $  5,614,076   $16,859,743
 Shares authorized                                   unlimited     80,000,000     unlimited
 Par Value                                         $      0.00   $       0.00   $      0.00
 Shares outstanding                                    353,648      1,022,363     1,509,836
 Net asset value and redemption price per share    $     12.38   $       5.49   $     11.17
 Maximum offering price per share                  $     12.38   $       5.49   $     11.17
Class M:
 Net Assets                                                n/a   $ 18,767,801           n/a
 Shares authorized                                         n/a     40,000,000           n/a
 Par Value                                                 n/a        n/a       $      0.00
 Shares outstanding                                        n/a      3,411,754           n/a
 Net asset value and redemption price per share            n/a   $       5.50           n/a
 Maximum offering price per share                          n/a   $       5.69           n/a
Class Q:
 Net Assets                                        $   173,748   $         30   $ 9,182,688
 Shares authorized                                   unlimited     80,000,000     unlimited
 Par Value                                         $      0.00   $       0.00   $      0.00
 Shares outstanding                                     15,027              5       821,972
 Net asset value and redemption price per share    $     11.56   $       5.57   $     11.17
 Maximum offering price per share                  $     11.56   $       5.57   $     11.17

(1) Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.75 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

------------
Equity &
Income Funds
------------

    STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                               Balanced      Convertible
                                                                 Fund           Fund
                                                             ------------   ------------
ASSETS:
Investments in securities at market value*                   $ 34,942,532   $340,520,062
Short-term investments at amortized cost                        2,284,000     12,348,000
Cash                                                                8,463      4,016,083
Receivables:
 Fund shares sold                                                 329,990      5,129,033
 Dividends and interest                                           253,737      1,386,891
 Due from affiliate                                                25,152             --
 Investment securities sold                                       112,993             --
 Other                                                             18,898             --
Prepaid expenses                                                   30,384         23,417
                                                             ------------   ------------
  Total Assets                                                 38,006,149    363,423,486
                                                             ------------   ------------
LIABILITIES:
Payable for investment securities purchased                       289,431             --
Payable for fund shares redeemed                                  167,071        323,253
Other accrued expenses and liabilities                              2,625        467,331
                                                             ------------   ------------
  Total Liabilities                                               459,127        790,584
                                                             ------------   ------------
NET ASSETS                                                   $ 37,547,022   $362,632,902
                                                             ============   ============
NET ASSETS CONSIST OF:
 Paid-in capital                                             $ 36,048,824   $236,117,741
 Undistributed (overdistributed) net investment income           (248,930)       276,833
 Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                  (412,731)    15,610,521
 Net unrealized appreciation of investments and other
  assets, liabilities and forward contracts denominated in
  foreign currencies                                            2,159,859    110,627,807
                                                             ------------   ------------
 Net Assets                                                  $ 37,547,022   $362,632,902
                                                             ============   ============
 * Cost of securities                                        $ 32,782,462   $229,892,255

--------------------------------------------------------------------------------

                                                     Balanced      Convertible
                                                       Fund           Fund
                                                   ------------    ------------
Class A:
 Net Assets                                        $ 10,140,692    $ 88,816,034
 Shares authorized                                    unlimited       unlimited
 Par Value                                         $       0.00    $       0.00
 Shares outstanding                                     650,020       3,384,365
 Net asset value and redemption price per share    $      15.60    $      26.24
 Maximum offering price per share                  $      16.55    $      27.84
Class B:
 Net Assets                                        $  7,716,361    $108,526,626
 Shares authorized                                    unlimited       unlimited
 Par Value                                         $       0.00    $       0.00
 Shares outstanding                                     460,985       3,797,345
 Net asset value and redemption price per share    $      16.74    $      28.58
 Maximum offering price per share                  $      16.74    $      28.58
Class C:
 Net Assets                                        $ 19,493,836    $132,755,648
 Shares authorized                                    unlimited       unlimited
 Par Value                                         $       0.00    $       0.00
 Shares outstanding                                   1,297,495       4,951,288
 Net asset value and redemption price per share    $      15.02    $      26.81
 Maximum offering price per share                  $      15.02    $      26.81
Class Q:
 Net Assets                                        $    196,133    $ 32,534,594
 Shares authorized                                    unlimited       unlimited
 Par Value                                         $       0.00    $       0.00
 Shares outstanding                                      12,702       1,281,758
 Net asset value and redemption price per share    $      15.44    $      25.38
 Maximum offering price per share                  $      15.44    $      25.38

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                      STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------

                                                             LargeCap         MidCap         SmallCap
                                             MagnaCap         Growth          Growth          Growth
                                               Fund            Fund            Fund            Fund
                                            -----------    ------------    ------------    ------------
                                             Six Months     Six Months      Six Months      Six Months
                                               Ended          Ended           Ended           Ended
                                            December 31,   December 31,    December 31,    December 31,
                                                1999           1999            1999            1999
                                            -----------    ------------    ------------    ------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes            $ 3,277,451    $    283,411    $    107,595    $    158,187
 Interest                                       843,870         362,980         108,000         338,541
 Securities lending                                  --              --              --          11,984
                                            -----------    ------------    ------------    ------------
  Total investment income                     4,121,321         646,391         215,595         508,712
                                            -----------    ------------    ------------    ------------
EXPENSES:
 Investment management fees                   1,715,475         835,391       1,159,517       1,717,149
 Distribution expenses                        1,019,080         648,466         913,391         973,749
 Transfer agent and registrar fees              556,275         112,555         197,031         229,828
 Shareholder reporting                          143,075          22,058          80,444          86,323
 Shareholder servicing fee                      141,025         233,258         327,307         341,605
 Registration and filing fees                    71,330          14,512          11,663          12,753
 Professional fees                               66,315           7,381          24,341          24,628
 Recordkeeping and pricing fees                  63,825           8,999          20,002          23,382
 Custodian fees                                  47,815          13,367          33,572          38,665
 Directors' fees                                 27,000           1,080           5,760           6,300
 Miscellaneous                                   24,875          12,135          45,697          49,316
 Insurance                                       12,707             914           4,303           5,149
 Interest and credit facility fee                 4,406           1,281           2,161           1,770
 Organization expense                                --              --              --              --
                                            -----------    ------------    ------------    ------------
  Total expenses                              3,893,203       1,911,397       2,825,189       3,510,617
                                            -----------    ------------    ------------    ------------
 Less:
  Waived and reimbursed fees                         --              --          39,890          49,697
  Earnings credits                                  865           6,054           1,615              --
                                            -----------    ------------    ------------    ------------
  Net expenses                                3,892,338       1,905,343       2,783,684       3,460,920
                                            -----------    ------------    ------------    ------------
  Net investment income (loss)                  228,983      (1,258,952)     (2,568,089)     (2,952,208)
                                            -----------    ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) from investments   (3,059,907)      2,130,380      22,451,411      57,341,218
 Net change in unrealized appreciation
  (depreciation) of investments              12,313,998     119,317,768     146,205,625     105,716,659
                                            -----------    ------------    ------------    ------------
 Net gain (loss) from investments             9,254,091     121,448,148     168,657,036     163,057,877
                                            -----------    ------------    ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $ 9,483,074    $120,189,196    $166,088,947    $160,105,669
                                            ===========    ============    ============    ============

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                      STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------

                                                        Worldwide        International      International        Emerging
                                                         Growth           Core Growth         SmallCap           Countries
                                                          Fund               Fund            Growth Fund           Fund
                                                       ------------       ------------       ------------       ------------
                                                     Six Months Ended   Six Months Ended   Six Months Ended   Six Months Ended
                                                       December 31,       December 31,       December 31,       December 31,
                                                           1999              1999                1999              1999
                                                       ------------       ------------       ------------       ------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes                       $    293,672       $     34,450       $    295,394       $    568,924
 Interest                                                   395,011             48,446            523,579             57,554
 Other investment income                                      4,335              1,413             16,351             13,841
                                                       ------------       ------------       ------------       ------------
  Total investment income                                   693,018             84,309            835,324            640,319
                                                       ------------       ------------       ------------       ------------
EXPENSES:
 Investment management fees                               1,478,047            271,309          1,117,692          1,171,249
 Distribution expenses                                      783,336            125,408            382,128            259,892
 Shareholder servicing fee                                  299,482             57,030            224,129            193,132
 Transfer agent and registrar fees                          144,638             62,400            128,825            192,514
 Custodian fees                                              89,696             74,576            103,114            317,870
 Shareholder reporting                                       57,133             15,360             17,889             48,505
 Miscellaneous                                               37,707             11,538             17,023             13,066
 Recordkeeping and pricing fees                              20,555             18,464             16,918             41,433
 Professional fees                                           15,401              4,378              9,546             11,259
 Registration and filing fees                                11,019             10,996             11,975             12,220
 Directors' fees                                              3,960              1,259              1,980              3,240
 Insurance                                                    2,088                562              6,807              1,948
 Interest and credit facility fee                             1,412              7,507             14,067             22,786
 Organization expense                                           --                 --                 --                 --
                                                       ------------       ------------       ------------       ------------
  Total expenses                                          2,944,474            660,787          2,052,093          2,289,114
                                                       ------------       ------------       ------------       ------------
 Less:
  Waived and reimbursed fees                                    --              91,115                --             187,646
                                                       ------------       ------------       ------------       ------------
  Net expenses                                            2,944,474            569,672          2,052,093          2,101,468
                                                       ------------       ------------       ------------       ------------
  Net investment loss                                    (2,251,456)          (485,363)        (1,216,769)        (1,461,149)
                                                       ------------       ------------       ------------       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) from:
  Investments (net of foreign tax on the sale of
   Indian investments of $0, $0, $536,127,
   $2,217,389 and $0, respectively -- Note 2)            12,055,922          3,186,860         30,390,067         21,071,176
  Foreign currency transactions                            (384,274)          (197,027)          (666,597)          (333,811)
 Net change in unrealized appreciation
  (depreciation) of:
  Investments (net of change in estimated tax
   liability on Indian investments of $0, $0, $0,
   $1,294,392 and $0, respectively -- Note 2)           129,790,432         23,171,809        125,659,339         36,919,041
  Translation of other assets, liabilities and
   forward contracts denominated in foreign
   currencies                                                 9,682             43,619             21,921            (14,943)
                                                       ------------       ------------       ------------       ------------
 Net gain from investments and foreign currencies       141,471,762         26,205,261        155,404,730         57,641,463
                                                       ------------       ------------       ------------       ------------
  NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                     $139,220,306       $ 25,719,898       $154,187,961       $ 56,180,314
                                                       ============       ============       ============       ============

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                      STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------

                                                            Strategic
                                                             Income        High Yield     High Yield
                                                              Fund            Fund         Fund II
                                                            ----------    ------------    -----------
                                                            Six Months     Six Months      Six Months
                                                              Ended           Ended          Ended
                                                           December 31,    December 31,   December 31,
                                                               1999           1999            1999
                                                            ----------    ------------    -----------
INVESTMENT INCOME:
 Dividends, net of foreign taxes                            $   42,655    $      4,556    $     5,879
 Interest                                                      571,201      21,966,521      4,283,793
 Other investment income                                            --         110,009         84,840
                                                            ----------    ------------    -----------
  Total investment income                                      613,856      22,081,086      4,374,512
                                                            ----------    ------------    -----------
EXPENSES:
 Investment management fees                                     33,218       1,203,016        232,379
 Distribution expenses                                          32,757       1,199,762        239,826
 Transfer agent and registrar fees                              41,599         271,468         49,330
 Registration and filing fees                                   11,144          59,666         10,689
 Shareholder servicing fee                                      16,228         316,858         86,650
 Custodian fees                                                  4,339          27,785         11,667
 Shareholder reporting                                           4,543          85,522         13,033
 Professional fees                                               1,248          37,080          4,877
 Recordkeeping and pricing fees                                  5,408          44,626          7,947
 Miscellaneous                                                   4,128          14,770         11,603
 Directors' fees                                                 1,261          20,520          3,960
 Insurance                                                         229           9,000            937
 Interest and credit facility fee                                  130          18,333          5,317
 Organization expenses                                              --              --             --
 Administrative fee                                                 --              --             --
                                                            ----------    ------------    -----------
  Total expenses                                               156,232       3,308,406        678,215
                                                            ----------    ------------    -----------
 Less:
  Waived and reimbursed fees                                    62,580         270,624         54,172
  Earnings credits                                                 208           3,580          2,492
                                                            ----------    ------------    -----------
  Net expenses                                                  93,444       3,034,202        621,551
                                                            ----------    ------------    -----------
  Net investment income                                        520,412      19,046,884      3,752,961
                                                            ----------    ------------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized loss from:
  Investments                                                 (633,114)    (17,061,749)    (3,013,286)
  Foreign currency transactions                                     --              --             --
 Net change in unrealized appreciation (depreciation) of:

  Investments                                                   75,528     (11,741,992)       291,900
  Translation of other assets, liabilities and forward
   contracts denominated in foreign currencies                     534              --             --
                                                            ----------    ------------    -----------
 Net loss from investments and foreign currencies             (557,052)    (28,803,741)    (2,721,386)
                                                            ----------    ------------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                $  (36,640)   $ (9,756,857)   $ 1,031,575
                                                            ==========    =============   ===========

                 See Accompanying Notes to Financial Statements

------------
Equity &
Income Funds
------------

                      STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------

                                                          Balanced Fund   Convertible Fund
                                                            ---------       -----------
                                                           Six Months       Six Months
                                                              Ended           Ended
                                                           December 31,     December 31,
                                                              1999             1999
                                                            ---------       -----------
INVESTMENT INCOME:
 Dividends, net of foreign taxes                            $ 196,157       $ 1,698,167
 Interest                                                     701,211         2,549,836
 Other investment income                                        8,975             8,559
                                                            ---------       -----------
  Total investment income                                     906,343         4,256,562
                                                            ---------       -----------
EXPENSES:
 Investment management fees                                   141,840         1,025,999
 Distribution expenses                                        116,748           777,027
 Transfer agent and registrar fees                             55,851           146,378
 Shareholder servicing fee                                     39,975           290,939
 Shareholder reporting                                          9,221            67,962
 Miscellaneous                                                  7,477            36,342
 Registration and filing fees                                   6,971            10,968
 Custodian fees                                                 5,707            38,531
 Recordkeeping and pricing fees                                 4,164            21,306
 Professional fees                                              2,353            18,207
 Directors' fees                                                  720             4,761
 Insurance                                                        525             2,636
 Interest and credit facility fee                                 211             8,176
                                                            ---------       -----------
  Total expenses                                              391,763         2,449,232
                                                            ---------       -----------
 Less:
  Waived and reimbursed fees                                   45,421               --
  Earnings credits                                                383            16,119
                                                            ---------       -----------
  Net expenses                                                345,959         2,433,113
                                                            ---------       -----------
  Net investment income                                       560,384         1,823,449
                                                            ---------       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain from:
  Investments                                                 339,986        22,182,264
  Foreign currency transactions                                   --                --
 Net change in unrealized appreciation of:

  Investments                                                  25,730        60,745,085
  Translation of other assets, liabilities and forward
   contracts denominated in foreign currencies                    687               --
                                                            ---------       -----------
 Net gain from investments and foreign currencies             366,403        82,927,349
                                                            ---------       -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $ 926,787       $84,750,798
                                                            =========       ===========

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              MagnaCap Fund                      LargeCap Growth Fund
                                                      -----------------------------   ---------------------------------------------
                                                       Six Months        Year          Six Months     Three Months       Year
                                                          Ended          Ended           Ended           Ended           Ended
                                                      Dec. 31, 1999     June 30,      Dec. 31, 1999     June 30,        March 31,
                                                       (Unaudited)        1999         (Unaudited)        1999            1999
                                                      -------------   -------------   -------------   -------------   -------------
Increase (decrease) in net assets from operations:
Net investment income (loss)                          $     228,983   $   1,122,179   $  (1,258,952)  $    (163,823)  $    (196,384)
Net realized gain (loss) from investments                (3,059,907)     49,186,475       2,130,380       2,418,689       5,409,155
Net change in unrealized appreciation
 (depreciation) of investments                           12,313,998      17,754,811     119,317,768       6,320,924       9,499,395
                                                      -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in net assets from
 operations                                               9,483,074      68,063,465     120,189,196       8,575,790      14,712,166
                                                      -------------   -------------   -------------   -------------   -------------
Distributions to shareholders:
From net investment income:
 Retail class                                            (1,050,366)       (714,666)             --              --              --
 Advisory and institutional classes                              --              --              --              --              --
From net realized gains:
 Retail class                                           (48,878,271)    (45,964,037)     (2,952,299)             --        (262,973)
 Advisory and institutional classes                              --              --        (132,325)             --         (41,543)
                                                      -------------   -------------   -------------   -------------   -------------
Total distributions                                     (49,928,637)    (46,678,703)     (3,084,624)             --        (304,516)
                                                      -------------   -------------   -------------   -------------   -------------
Capital Share Transactions:
Net proceeds from sale of shares                         92,860,623     272,199,176     256,187,566      52,500,065      35,925,823
Shares resulting from dividend reinvestments             45,856,781      37,748,339       2,520,992              --         292,849
Cost of shares redeemed                                (119,076,470)   (270,865,970)    (28,877,614)     (3,028,700)    (11,532,699)
Redemption of Class I shares                                    n/a             n/a             n/a      (6,420,194)             --
                                                      -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in net assets
 resulting from capital share transactions               19,640,934      39,081,545     229,830,944      43,051,171      24,685,973
                                                      -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in net assets                   (20,804,629)     60,466,307     346,935,516      51,626,961      39,093,623
                                                      -------------   -------------   -------------   -------------   -------------
Net assets, beginning of period                         501,687,465     441,221,158     102,963,948      51,336,987      12,243,364
                                                      -------------   -------------   -------------   -------------   -------------
Net assets, end of period                             $ 480,882,836   $ 501,687,465   $ 449,899,464   $ 102,963,948   $  51,336,987
                                                      =============   =============   =============   =============   =============
Undistributed net investment income (loss)            $    (285,070)  $     536,313   $  (1,258,524)  $          --   $    (225,010)
                                                      =============   =============   =============   =============   =============

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 MidCap Growth Fund                             SmallCap Growth Fund
                                     --------------------------------------------   -----------------------------------------------
                                      Six Months    Three Months        Year         Six Months     Three Months         Year
                                        Ended          Ended           Ended           Ended           Ended            Ended
                                    Dec. 31, 1999     June 30,        March 31,     Dec. 31, 1999     June 30,         March 31,
                                     (Unaudited)        1999            1999         (Unaudited)        1999             1999
                                     ------------   -------------   -------------   -------------   -------------   ---------------
Increase (decrease) in net assets
 from operations:
Net investment income (loss)         $ (2,568,089)  $  (1,221,010)  $  (4,514,125)  $  (2,952,208)  $  (1,566,497)  $    (7,200,570)
Net realized gain from
 investments                           22,451,411      37,699,336      47,761,620      57,341,218      67,438,450        86,043,833
Net change in unrealized
 appreciation (depreciation) of
 investments                          146,205,625     (14,395,996)      8,536,297     105,716,659     (18,557,187)      (93,770,559)
                                     ------------   -------------   -------------   -------------   -------------   ---------------
Net increase (decrease) in net
 assets from operations               166,088,947      22,082,330      51,783,792     160,105,669      47,314,766       (14,927,296)
                                     ------------   -------------   -------------   -------------   -------------   ---------------
Distributions to shareholders:
From net investment income:
 Retail class                                  --              --              --              --              --                --
 Advisory and institutional
  classes                                      --              --              --              --              --                --
From net realized gains:
 Retail class                         (85,719,063)             --     (17,157,024)   (153,336,602)             --       (43,179,861)
 Advisory and institutional
  classes                              (2,674,725)             --      (6,615,537)     (5,061,980)             --       (10,999,123)
                                     ------------   -------------   -------------   -------------   -------------   ---------------
Total distributions                   (88,393,788)             --     (23,772,561)   (158,398,582)             --       (54,178,984)
                                     ------------   -------------   -------------   -------------   -------------   ---------------
Capital Share Transactions:
Net proceeds from sale of shares       63,746,696      14,162,841     158,133,048      78,093,569      17,931,971       972,155,767
Shares resulting from dividend
 reinvestments                         78,989,743              --      12,306,426     136,804,915              --        42,870,637
Cost of shares redeemed               (69,680,686)    (21,991,325)   (249,866,820)    (82,840,952)    (33,776,345)   (1,191,789,767)
Redemption of Class I shares                  n/a    (168,592,944)             --             n/a    (221,318,827)              n/a
                                     ------------   -------------   -------------   -------------   -------------   ---------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                    73,055,753    (176,421,428)    (79,427,346)    132,057,532    (237,163,201)     (176,763,363)
                                     ------------   -------------   -------------   -------------   -------------   ---------------
Net increase (decrease) in net
 assets                               150,750,912    (154,339,098)    (51,416,115)    133,764,619    (189,848,435)     (245,869,643)
                                     ------------   -------------   -------------   -------------   -------------   ---------------
Net assets, beginning of period       280,135,385     434,474,483     485,890,598     316,572,722     506,421,157       752,290,800
                                     ------------   -------------   -------------   -------------   -------------   ---------------
Net assets, end of period            $430,886,297   $ 280,135,385   $ 434,474,483   $ 450,337,341   $ 316,572,722   $   506,421,157
                                     ============   =============   =============   =============   =============   ===============
Undistributed net investment
 income (loss)                       $ (2,561,964)  $          --   $ (21,862,409)  $  (2,946,828)  $          --   $   (36,692,610)
                                     ============   =============   =============   =============   =============   ===============

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   Worldwide Growth Fund                      International Core Growth Fund
                                       ---------------------------------------------   --------------------------------------------
                                         Six Months    Three Months        Year         Six Months    Three Months        Year
                                           Ended          Ended            Ended          Ended          Ended            Ended
                                       Dec. 31, 1999     June 30,        March 31,     Dec. 31, 1999    June 30,        March 31,
                                        (Unaudited)        1999            1998         (Unaudited)       1999            1999
                                       -------------   -------------   -------------   ------------   -------------   -------------
Increase (decrease) in net assets
  from operations:
Net investment income (loss)           $  (2,251,456)  $    (238,891)  $  (1,461,258)  $   (485,363)  $      69,633   $    (310,557)
Net realized gain (loss) from
  investment and foreign currency
  transactions (net of foreign tax
  on the sale of Indian investments
  -- Note 2)                              11,671,648       4,825,170      34,449,340      2,989,833       3,913,039        (528,900)
Net change in unrealized appreciation
  of investments and translation of
  other assets, liabilities and
  forward contracts denominated in
  foreign currencies (net of
  estimated tax liability on Indian
  investments -- Note 2)                 129,800,114      20,367,556      12,614,021     23,215,428       4,018,188      13,512,294
                                       -------------   -------------   -------------   ------------   -------------   -------------
Net increase (decrease) in net
  assets from operations                 139,220,306      24,953,835      45,602,103     25,719,898       8,000,860      12,672,837
                                       -------------   -------------   -------------   ------------   -------------   -------------
Distributions to shareholders:
From net investment income:
 Retail class                                     --              --        (136,708)            --              --        (205,129)
 Advisory and institutional classes               --              --        (337,084)            --              --         (29,622)
From net realized gains:
 Retail class                            (34,182,894)             --     (20,785,812)    (2,344,213)             --        (155,723)
 Advisory and institutional classes       (3,489,639)             --        (483,831)      (593,453)             --         (13,021)
                                       -------------   -------------   -------------   ------------   -------------   -------------
Total distributions                      (37,672,533)             --     (21,743,435)    (2,937,666)             --        (403,495)
                                       -------------   -------------   -------------   ------------   -------------   -------------
Capital Share Transactions:
Net proceeds from sale of shares         180,134,322      53,831,659     242,170,764     49,618,685      35,644,077     173,884,589
Shares resulting from dividend
  reinvestments                           33,052,950              --       5,494,245      2,747,513              --         228,203
Cost of shares redeemed                  (69,026,984)    (25,822,612)   (168,874,579)   (44,977,289)    (47,242,674)    (82,311,581)
Redemption of Class I shares                     n/a     (80,662,778)             --            n/a    (112,851,333)             --
                                       -------------   -------------   -------------   ------------   -------------   -------------
Net increase (decrease) in net
  assets resulting from capital
  share transactions                     144,160,288     (52,653,731)     78,790,430      7,388,909    (124,449,930)     91,801,211
                                       -------------   -------------   -------------   ------------   -------------   -------------
Net increase (decrease) in
  net assets                             245,708,061     (27,699,896)    102,649,098     30,171,141    (116,449,070)    104,070,553
                                       -------------   -------------   -------------   ------------   -------------   -------------
Net assets, beginning of period          220,302,784     248,002,680     145,353,582     45,768,532     162,217,602      58,147,049
                                       -------------   -------------   -------------   ------------   -------------   -------------
Net assets, end of period              $ 466,010,845   $ 220,302,784   $ 248,002,680   $ 75,939,673   $  45,768,532   $ 162,217,602
                                       =============   =============   =============   ============   =============   =============
Undistributed net investment
  income (loss)                        $  (2,245,389)  $          --   $  (7,189,744)  $   (417,370)  $      69,633   $    (647,924)
                                       =============   =============   =============   ============   =============   =============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

     International SmallCap Growth Fund                        Emerging Countries Fund
-----------------------------------------------    -----------------------------------------------
  Six Months     Three Months         Year          Six Months      Three Months         Year
    Ended           Ended             Ended           Ended            Ended             Ended
Dec. 31, 1999      June 30,         March 31,      Dec. 31, 1999      June 30,         March 31,
 (Unaudited)         1999             1999          (Unaudited)         1999             1999
-------------    -------------    -------------    -------------    -------------    -------------
$  (1,216,769)   $    (217,461)   $    (725,193)   $  (1,461,149)   $     (30,573)   $    (444,466)
   29,723,470        5,331,912        8,225,524       20,737,365       11,238,884      (83,823,307)
  125,681,260       11,694,205       14,357,916       36,904,098       51,126,351       10,517,870
-------------    -------------    -------------    -------------    -------------    -------------
  154,187,961       16,808,656       21,858,247       56,180,314       62,334,662      (73,749,903)
-------------    -------------    -------------    -------------    -------------    -------------
           --               --               --               --               --         (105,494)
           --               --          (76,552)              --               --         (676,244)
  (11,790,032)              --       (2,163,953)              --               --         (685,405)
   (5,303,390)              --       (1,836,179)              --               --         (431,659)
-------------    -------------    -------------    -------------    -------------    -------------
  (17,093,422)              --       (4,076,684)              --               --       (1,898,802)
-------------    -------------    -------------    -------------    -------------    -------------
  281,218,070       48,190,262      194,823,908       57,531,374       38,136,033      234,887,012
   15,794,503               --        3,425,742               --               --        1,499,434
 (117,960,880)     (30,396,046)    (142,304,879)     (62,382,619)     (31,982,656)    (160,102,083)
          n/a      (73,163,306)              --              n/a     (167,510,018)              --
-------------    -------------    -------------    -------------    -------------    -------------
  179,051,693      (55,369,090)      55,944,771       (4,851,245)    (161,356,641)      76,284,363
-------------    -------------    -------------    -------------    -------------    -------------
  316,146,232      (38,560,434)      73,726,334       51,329,069      (99,021,979)         635,658
-------------    -------------    -------------    -------------    -------------    -------------
  118,056,357      156,616,791       82,890,457      183,184,199      282,206,178      281,570,520
-------------    -------------    -------------    -------------    -------------    -------------
$ 434,202,589    $ 118,056,357    $ 156,616,791    $ 234,513,268    $ 183,184,199    $ 282,206,178
=============    =============    =============    =============    =============    =============
$  (1,216,494)   $          --    $  (1,982,021)   $  (1,461,149)   $          --    $  (2,164,624)
=============    =============    =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             Strategic Income Fund
                                                                  --------------------------------------------
                                                                   Six Months     Three Months        Year
                                                                     Ended           Ended            Ended
                                                                  Dec. 31, 1999     June 30,        March 31,
                                                                  (Unaudited)         1999            1999
                                                                  ------------    ------------    ------------
Increase (decrease) in net assets from operations:
Net investment income                                             $    520,412    $    388,563    $  1,615,239
Net realized gain (loss) from investment and foreign
 currency transactions                                                (633,114)       (459,604)        330,860
Net change in unrealized appreciation (depreciation) of
 investments and translation of other assets, liabilities and
 forward contracts denominated in foreign currencies                    76,062         (72,404)       (372,395)
                                                                  ------------    ------------    ------------
Net increase (decrease) in net assets from operations                  (36,640)       (143,445)      1,573,704
                                                                  ------------    ------------    ------------
Distributions to shareholders:
From net investment income:
 Retail class                                                         (502,294)       (187,766)       (621,335)
 Advisory and institutional classes                                     (6,586)       (121,982)       (934,712)
From net realized gains:
 Retail class                                                               --              --        (151,772)
 Advisory and institutional classes                                         --              --        (442,876)
                                                                  ------------    ------------    ------------
Total distributions                                                   (508,880)       (309,748)     (2,150,695)
                                                                  ------------    ------------    ------------
Capital Share Transactions:
Net proceeds from sale of shares                                     5,598,746      24,148,535      30,254,792
Net proceeds from shares issued in merger                                  n/a             n/a      10,271,727
Shares resulting from dividend reinvestmests                           262,621         108,053       1,714,149
Cost of shares redeemed                                             (9,432,990)    (25,920,629)    (20,857,342)
Redemption of Class I shares                                               n/a     (17,917,765)            n/a
                                                                  ------------    ------------    ------------
Net increase (decrease) in net assets resulting
 from capital share transactions                                    (3,571,623)    (19,581,806)     21,383,326
                                                                  ------------    ------------    ------------
Net increase (decrease) in net assets                               (4,117,143)    (20,034,999)     20,806,335
                                                                  ------------    ------------    ------------
Net assets, beginning of period                                     16,530,324      36,565,323      15,758,988
                                                                  ------------    ------------    ------------
Net capital share transactions                                    $ 12,413,181    $ 16,530,324    $ 36,565,323
                                                                  ============    ============    ============
Undistributed net investment income (loss)                        $    149,553    $    138,021    $     59,206
                                                                  ============    ============    ============

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         High Yield Fund                          High Yield Fund II
                                                  ------------------------------    -----------------------------------------------
                                                    Six Months         Year          Six Months      Three Months         Year
                                                      Ended            Ended           Ended             Ended            Ended
                                                  Dec. 31, 1999      June 30,       Dec. 31, 1999       June 30,        March 31,
                                                   (Unaudited)         1999          (Unaudited)         1999             1999
                                                  -------------    -------------    -------------    -------------    -------------
Increase (decrease) in net assets from
 operations:
Net investment income                             $  19,046,884    $  32,082,228    $   3,752,961    $   2,117,917    $   7,088,233
Net realized loss from investment and
 foreign currency transactions                      (17,061,749)     (39,880,708)      (3,013,286)      (1,651,059)      (2,958,000)
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of other assets, liabilities and forward
 contracts denominated in foreign currencies        (11,741,992)      (9,008,796)         291,900        1,222,666       (2,908,667)
                                                  -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in net assets from
 operations                                          (9,756,857)     (16,807,276)       1,031,575        1,689,524        1,221,566
                                                  -------------    -------------    -------------    -------------    -------------
Distributions to shareholders:
From net investment income:
 Retail class                                       (20,000,833)     (33,382,295)      (3,548,741)      (1,816,752)      (6,010,027)
 Advisory and institutional classes                          (2)              --         (224,262)        (243,368)      (1,342,628)
Tax return of capital
 Retail class                                                --         (604,370)              --               --               --
 Advisory and institutional classes                          --               --               --               --               --
                                                  -------------    -------------    -------------    -------------    -------------
Total distributions                                 (20,000,835)     (33,986,665)      (3,773,003)      (2,060,120)      (7,352,655)
                                                  -------------    -------------    -------------    -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares                     76,584,151      338,787,788       21,355,286        5,060,774      103,808,906
Net proceeds from shares issued in merger                   n/a              n/a              n/a              n/a              n/a
Shares resulting from dividend reinvestments          7,958,487       15,394,375        1,501,404          636,667        3,545,605
Cost of shares redeemed                             (97,091,886)    (162,095,950)     (23,628,556)     (12,563,115)     (31,561,090)
Redemption of Class I shares                                n/a              n/a              n/a      (11,636,641)              --
                                                  -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                    (12,549,248)     192,086,213         (771,866)     (18,502,315)      75,793,421
                                                  -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in net assets               (42,306,940)     141,292,272       (3,513,294)     (18,872,911)      69,662,332
                                                  -------------    -------------    -------------    -------------    -------------
Net assets, beginning of period                     417,803,960      276,511,688       80,524,199       99,397,110       29,734,778
                                                  -------------    -------------    -------------    -------------    -------------
Net capital share transactions                    $ 375,497,020    $ 417,803,960    $  77,010,905    $  80,524,199    $  99,397,110
                                                  =============    =============    =============    =============    =============
Undistributed net investment income (loss)        $    (953,951)   $          --    $    (213,962)   $    (193,920)   $    (251,717)
                                                  =============    =============    =============    =============    =============

----------
* Fund commenced operations on July 12, 1999.

                 See Accompanying Notes to Financial Statements

------------
Equity &
Income Funds
------------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     Balanced Fund                                  Convertible Fund
                                      ---------------------------------------------   ---------------------------------------------
                                        Six Months    Three Months        Year         Six Months     Three Months        Year
                                          Ended          Ended            Ended          Ended           Ended            Ended
                                      Dec. 31, 1999     June 30,        March 31,     Dec. 31, 1999     June 30,        March 31,
                                       (Unaudited)        1999            1999         (Unaudited)        1999            1999
                                      -------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in net assets
  from operations:
Net investment income                 $     560,384   $     149,349   $     568,429   $   1,823,449   $   1,054,881   $   5,162,409
Net realized gain from investment
  and foreign currency transactions         339,986       4,490,910       3,763,578      22,182,264      13,167,798      25,455,864
Net change in unrealized appreciation
  (depreciation) of investments and
  translation of other assets,
  liabilities and forward contracts
  denominated in foreign currencies          26,417      (4,167,142)      1,187,390      60,745,085       3,889,849      19,262,427
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase in net assets
  from operations                           926,787         473,117       5,519,397      84,750,798      18,112,528      49,880,700
                                      -------------   -------------   -------------   -------------   -------------   -------------
Distributions to shareholders:
From net investment income:
  Retail class                             (788,649)        (96,590)       (606,434)    (1,536,909}        (742,927)     (2,822,214)
  Advisory and institutional classes         (4,652)           (798)        (29,342)       (205,044)        (88,744)     (2,357,057)
From net realized gains:
  Retail class                           (7,318,123)             --      (5,988,621)    (38,767,375)             --      (3,158,579)
  Advisory and institutional classes        (37,408)             --        (133,020)     (3,361,907)             --        (915,964)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Total distributions                      (8,148,832)        (97,388)     (6,757,417)    (43,871,235)       (831,671)     (9,253,814)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Capital Share Transactions:
Net proceeds from sale of shares          4,830,273       2,993,582      12,882,116      65,358,045      28,114,039      83,841,725
Shares resulting from dividend
  reinvestments                           6,970,005          41,034       5,548,500      37,665,804         465,422       6,950,787
Cost of shares redeemed                  (5,327,455)     (2,512,012)    (12,665,619)    (40,307,820)    (13,251,963)    (66,351,226)
Redemption of Class I shares                    n/a             n/a             n/a             n/a     (91,378,691)             --
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in net
  assets resulting from capital
  share transactions                      6,472,823         522,604       5,764,997      62,716,029     (76,051,193)     24,441,286
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in
  net assets                               (749,222)        898,333       4,526,977     103,595,592     (58,770,336)     65,068,172
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net assets, beginning of period          38,296,244      37,397,911      32,870,934     259,037,310     317,807,646     252,739,474
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net assets, end of period             $  37,547,022   $  38,296,244   $  37,397,911   $ 362,632,902   $ 259,037,310   $ 317,807,646
                                      =============   =============   =============   =============   =============   =============
Undistributed net investment
  income (loss)                       $    (248,930)  $     (16,013)  $     (67,974)  $     276,833   $     195,337   $     (27,873)
                                      =============   =============   =============   =============   =============   =============


                 See Accompanying Notes to Financial Statements

Financial
Highlights                                                 PILGRIM MAGNACAP FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                     Nov. 22,
                                                                    1999(5) to
                                                                   Dec. 31, 1999
                                                                    (unaudited)
                                                                   -------------
Per Share Operating Performance:
 Net asset value, beginning of period                        $         16.13
 Income from investment operations:
 Net investment income (loss)                                $            --
 Net realized and unrealized gains on investments            $          0.13
 Total from investment operations                            $          0.13
 Less distributions from:
 Net investment income                                       $            --
 Net realized gains on investments                           $            --
 Net asset value, end of period                              $         16.26
 Total Return(3):                                            %          0.81

Ratios/Supplemental Data:
 Net assets, end of period (000's)                           $         9,997
 Ratios to average net assets:
 Expenses(4)                                                 %          1.51
 Net investment income (loss)(4)                             %          0.09
 Portfolio turnover                                          %            15

----------
(1) Pilgrim Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized.
(5)  Commencement of offering shares.

                                                                       Financial
PILGRIM LARGECAP GROWTH FUND                                          Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                    Six months
                                                                       ended      Three months     Year       July 21,
                                                                    December 31,     ended         ended     1997(1) to
                                                                       1999         June 30,      March 31,   March 31,
                                                                    (unaudited)      1999(2)        1999        1998
                                                                    -----------      -------        ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period                           $      28.43          25.24         15.66       12.50
 Income from investment operations:
 Net investment income (loss)                                   $      (0.05)         (0.03)        (0.02)      (0.01)
 Net realized and unrealized gains on investments               $      12.89           3.22          9.87        3.26
 Total from investment operations                               $      12.84           3.19          9.85        3.25
 Less distributions from:
 Net investment income                                          $         --             --            --        0.01
 Net realized gains on investments                              $      (0.38)            --          0.27        0.08
 Net asset value, end of period                                 $      40.89          28.43         25.24       15.66
 Total Return(3):                                               %      45.48          12.64         63.76       62.47

Ratios/Supplemental Data:
 Net assets, end of period ($000's)                             $     17,397          6,044         4,908         799
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)                    %       1.15           1.23          1.26        1.25
 Gross expenses prior to expense reimbursement(4)               %       1.15           1.25          1.91       10.45
 Net investment income (loss) after expense reimbursement(4)    %      (0.58)         (0.36)        (0.28)      (0.62)
 Portfolio turnover                                             %         84             27           253         306

----------
(1)  The Fund commenced operations on July 21, 1997.
(2) Effective May 24, 1999, Pilgrim Investments Inc., became the Investment Manager of the Fund; concurrently, Nicholas-Applegate Capital Management was appointed as sub-advisor.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized.

Financial
Highlights                                            PILGRIM MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                 Six months
                                                                    ended     Three months                                 June 30,
                                                                 December 31,    ended                                    1994(2) to
                                                                    1999        June 30,          Year ended March 31,     March 31,
                                                                 (unaudited)     1999(1)   1999    1998     1997     1996    1995
                                                                 -----------     -------   ----    ----     ----     ----    ----
Per Share Operating Performance:
 Net asset value, beginning of period                         $     26.94         25.14    23.30   18.01    17.99    13.66   12.50
 Income from investment operations:
 Net investment income (loss)                                 $     (0.19)        (0.06)  (0.12)  (0.21)   (0.04)   (0.07)  (0.02)
 Net realized and unrealized gains on investments             $     14.85          1.86     3.56    7.48     0.32     4.86    1.18
 Total from investment operations                             $     14.66          1.80     3.44    7.27     0.28     4.79    1.16
 Less distributions from:
 Net realized gains on investments                            $      8.90            --     1.60    1.98     0.26     0.46      --
 Net asset value, end of period                               $     32.70         26.94    25.14   23.30    18.01    17.99   13.66
 Total Return(3):                                             %     63.06          7.16    15.77   42.00     1.39    35.37    9.28

Ratios/Supplemental Data:
 Net assets, end of period (000's)                            $    13,818        19,383   14,350  12,204   13,115    4,274   2,121
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)                  %      1.24          1.24     1.23    1.22     1.25     1.23    1.24
 Gross expenses prior to expense reimbursement(4)             %      1.27          1.25     1.31    1.95     1.84     2.84    3.52
 Net investment income (loss) after expense reimbursement(4)  %     (1.10)        (0.95)   (0.71)  (0.97)   (0.69)   (0.57)  (0.33)
 Portfolio turnover                                           %       154            55      154     200      153      114      98

----------
(1) Effective May 24, 1999, Pilgrim Investments, Inc. became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized.

                                                                       Financial
PILGRIM SMALLCAP GROWTH FUND                                          Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                 Six months
                                                                    ended      Three months                           August 31,
                                                                 December 31,      ended                              1995(2) to
                                                                    1999         June 30,     Year ended March 31,     March 31,
                                                                 (unaudited)      1999(1)    1999     1998     1997      1996
                                                                 -----------      -------    ----     ----     ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period                         $     21.19          18.56    19.27    13.19    14.16     12.50
 Income from investment operations:
 Net investment income (loss)                                 $     (0.09)         (0.06)   (0.15)    0.03    (0.07)    (0.03)
 Net realized and unrealized gains (loss) on investments      $      9.22           2.69     0.22     6.16    (0.77)     1.69
 Total from investment operations                             $      9.13           2.63     0.07     6.19    (0.84)     1.66
 Less distributions from:
 Net realized gains on investments                            $     10.81             --     0.78     0.11     0.13        --
 Net asset value, end of period                               $     19.51          21.19    18.56    19.27    13.19     14.16
 Total Return(3):                                             %     53.53          14.17     0.96    47.01    (6.03)    13.28

Ratios/Supplemental Data:
 Net assets, end of period (000's)                            $    11,055         11,013    9,107    12,508   1,013       314
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)                  %      1.49           1.45     1.53     1.52     1.51      1.49
 Gross expenses prior to expense reimbursement(4)             %      1.53           1.49     1.63     2.39    10.79     37.86
 Net investment income (loss) after expense reimbursement(4)  %     (1.21)         (1.21)   (0.97)   (1.52)   (1.02)    (1.05)
 Portfolio turnover                                           %        48             32       90       92      113       130

----------
(1) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized.

Financial
Highlights                                         PILGRIM WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                  Six months
                                                                     Ended     Three months                             August 31,
                                                                  December 31,    ended                                 1995(2) to
                                                                     1999        June 30,      Year ended March 31,      March 31,
                                                                  (unaudited)     1999(1)    1999     1998      1997      1996
                                                                  -----------     -------    ----     ----      ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period                          $     27.12         24.59    19.63    15.00     13.27       12.50
 Income from investment operations:
 Net investment income (loss)                                  $     (0.11)         0.01     0.22    (0.11)     0.01       (0.04)
 Net realized and unrealized gains (loss) on investments       $     12.33          2.52     6.15     5.29      1.72        0.81
 Total from investment operations                              $     12.22          2.53     6.37     5.18      1.73        0.77
 Less distributions from:
 Net investment income                                         $        --            --     0.15       --        --          --
 Net realized gains on investments                             $      3.54            --     1.26     0.55        --          --
 Net asset value, end of period                                $     35.80         27.12    24.59    19.63     15.00       13.27
 Total Return(3):                                              %     47.88         10.29    33.97    35.11     12.87        6.32

Ratios/Supplemental Data:
 Net assets, end of period (000's)                             $    42,488        14,870    7,320      645       642           1
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)                   %      1.51          1.55     1.59     1.61      1.61        1.60
 Gross expenses prior to expense reimbursement(4)              %      1.51          1.55     1.76     3.75     34.99    3,232.53
 Net investment income (loss) after expense reimbursement(4)   %     (1.03)         0.17     0.17    (0.47)    (0.91)      (0.50)
 Portfolio turnover                                            %        92            57      247      202       182         132

----------
(1) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized.

                                                                       Financial
PILGRIM INTERNATIONAL CORE GROWTH FUND                                Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                   Six months
                                                                     ended       Three months                      February 28,
                                                                   December 31,     ended                           1997(1) to
                                                                      1999         June 30,   Year ended March 31,   March 31,
                                                                   (unaudited)      1999(2)     1999       1998        1997
                                                                   -----------      -------     ----       ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period                          $      19.63         18.36      17.43      12.75         12.50
 Income from investment operations:
 Net investment income (loss)                                  $       0.14          0.04       0.09      (0.04)           --
 Net realized and unrealized gains on investments              $      10.10          1.23       0.97       4.72          0.25
 Total from investment operations                              $       9.96          1.27       1.06       4.68          0.25
 Less distributions from:
 Net investment income                                         $         --            --       0.13         --            --
 Net realized gains on investments                             $       1.16            --         --         --            --
 Net asset value, end of period                                $      28.43         19.63      18.36      17.43         12.75
 Total Return(3):                                              %      52.00          6.92       6.11      36.63          2.00

Ratios/Supplemental Data:
 Net assets, end of period (000's)                             $     15,910         9,390      11,268     1,719             1
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)                   %       1.65          1.54       1.63       1.66          0.00
 Gross expenses prior to expense reimbursement(4)              %       2.01          1.63       1.87       3.18      2,667.07
 Net investment income (loss) after expense reimbursement(4)   %      (1.37)         0.73      (0.27)     (0.47)         0.00
 Portfolio turnover                                            %        103            67        214        274            76

----------
(1)  The Fund commenced operations on February 28, 1997.
(2) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized.

Financial
Highlights                            PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                   Six months
                                                                     ended      Three months                           August 31,
                                                                   December 31,    ended                               1995(1) to
                                                                      1999        June 30,      Year ended March 31,    March 31,
                                                                   (unaudited)    1999(2)      1999     1998     1997     1996
                                                                   -----------    -------      ----     ----     ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period                          $      25.16        22.23      19.18    14.01    13.52     12.50
 Income from investment operations:
 Net investment income (loss)                                  $      (0.14)       (0.03)     (0.02)    0.05    (0.06)     0.01
 Net realized and unrealized gains on investments              $      20.04         2.96       3.36     5.12     2.01      1.01
 Total from investment operations                              $      19.90         2.93       3.34     5.17     1.95      1.02
 Less distributions from:
 Net investment income                                         $         --           --       0.09       --       --        --
 Net realized gains on investments                             $       2.18           --       0.20       --     1.46        --
 Net asset value, end of period                                $      42.88        25.16      22.23    19.18    14.01     13.52
 Total Return(3):                                              %      81.21        13.18      17.61    36.90    15.03      8.16

Ratios/Supplemental Data:
 Net assets, end of period (000's)                             $    137,574       42,881     32,819    8,810       42        19
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)                   %       2.00         1.65       1.65     1.66     1.66      1.65
 Gross expenses prior to expense reimbursement(4)              %       2.00         1.67       1.80     6.15   151.33    531.72
 Net investment income (loss) after expense reimbursement(4)   %      (1.23)       (0.50)     (0.50)   (0.43)   (0.64)     0.33
 Portfolio turnover                                            %         71           44        146      198      206       141

----------
(1)  Commencement of offering shares.
(2) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized.

                                                                       Financial
PILGRIM EMERGING COUNTRIES FUND                                       Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                  Six months   Three months                            August 31,
                                                     ended        ended                               1995(1) to
                                                    Dec. 31,     June 30,      Year Ended March 31,    March 31,
                                                     1999        1999(2)     1999     1998     1997      1996
                                                     ----        -------     ----     ----     ----      ----
                                                  (unaudited)
Per Share Operating Performance:
 Net asset value, beginning of period          $     17.20        13.79      17.76    16.47    13.18     12.50
 Income from investment operations:
 Net investment income (loss)                  $     (0.12)       (0.04)     (0.01)    0.07    (0.04)     0.01
 Net realized and unrealized gains (loss) on
 investments                                   $      5.54         3.45      (3.78)    1.33     3.37      0.67
 Total from investment operations              $      5.42         3.41      (3.79)    1.40     3.33      0.68
 Less distributions from:
 Net investment income                         $        --           --       0.18       --       --        --
 Net realized gains on investments             $        --           --         --     0.11     0.04        --
 Net asset value, end of                       $     22.62        17.20      13.79    17.76    16.47     13.18
 Total Return(3):                              %     31.74        24.73     (21.42)    8.60    25.29      5.44

Ratios/Supplemental Data:
 Net assets, end of period (000's)             $   103,604       79,130     53,125   46,711    8,660       350
 Ratio to average net assets:
 Net expenses after expense reimbursement(4)   %      2.00         1.90       1.94     1.91     1.91      1.90
 Gross expenses prior to expense
 reimbursement(4)                              %      2.22         2.43       2.23     2.43     4.20     44.24
 Net investment income (loss) after expense
 reimbursement(4)                              %     (1.35)       (1.07)     (0.01)    1.06    (0.87)     0.47
 Portfolio turnover                            %       110           67        213      243      176       118

----------
(1)  Commencement of offering shares.
(2) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized.

Financial
Highlights                                         PILGRIM STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                  Six months   Three months    July 27
                                                                    ended         ended      1998(1) to
                                                                   Dec. 31,      June 30,     March 31,
                                                                     1999        1999(2)        1999
                                                                     ----        -------        ----
                                                                  (unaudited)
Per Share Operating Performance:
 Net asset value, beginning of period                          $     11.99        12.26         12.43
 Income from investment operations:
 Net investment income                                         $      0.45         0.25          0.48
 Net realized and unrealized (loss) on investments             $     (0.43)       (0.38)        (0.04)
 Total from investment operations                              $      0.02        (0.13)         0.44
 Less distributions from:
 Net investment income                                         $      0.45         0.14          0.50
 Net realized gains on investments                             $        --           --          0.11
 Net asset value, end of period                                $     11.56        11.99         12.26
 Total Return(3):                                              %      0.19         1.16          5.78

Ratios/Supplemental Data:
 Net assets, end of period (000's)                             $       173          171           314
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)                   %      0.85         0.71          0.69
 Gross expenses prior to expense reimbursement(4)              %      1.71         1.37          1.74
 Net investment income (loss) after expense reimbursement(4)   %      7.50         6.07          6.03
 Portfolio turnover                                            %        76           69           274

----------
(1)  The Fund commenced operations on July 27, 1998.
(2) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized.

                                                                       Financial
PILGRIM HIGH YIELD FUND                                               Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                     Six months
                                                       ended        From June 17
                                                     December 31,       thru
                                                        1999          June 30,
                                                     (unaudited)       1999(1)
                                                     -----------       -------
Per Share Operating Performance:
 Net asset value, beginning of period           $       5.93            5.91
 Income (loss) from investment operations:
 Net investment income                          $       0.36            0.02
 Net realized and unrealized gain (loss) on
 investments                                    $      (0.42)             --
 Total from investment operation                $      (0.06)           0.02
 Less distributions from:
 Net investment income                          $       0.30              --
 Realized capital gains                         $         --              --
 Total distributions                            $       0.30              --
 Net asset value, end of period                 $       5.57            5.93
 Total Return(2):                               %      (1.06)           0.34

Ratios/Supplemental Data:
 Net assets, end of period (000's)              $         --              --
 Ratios to average net assets:
 Gross expenses prior to expense
 reimbursement(3)                               %         --              --
 Net expenses after expense reimbursement(3)    %         --              --
 Net investment income (loss) after expense
 reimbursement(3)                               %         --              --
 Portfolio turnover rate                        %         47             184

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(3)  Annualized.

Financial
Highlights                                            PILGRIM HIGH YIELD FUND II
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                   Six months
                                                                     ended      Three months   Year       March 27,
                                                                   December 31,    ended       ended     1998(1) to
                                                                      1999        June 30,    March 31,   March 31,
                                                                   (unaudited)     1999(2)      1999        1998
                                                                   -----------     -------      ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period                          $      11.59         11.68       12.72       12.70
 Income from investment operations:
 Net investment income (loss)                                  $       0.57          0.30        1.16        0.01
 Net realized and unrealized gains (loss) on securities and
 foreign currency                                              $      (0.41)        (0.11)      (1.01)       0.01
 Total from investment operations                              $       0.16          0.19        0.15        0.02
 Less distributions from:
 Net investment income                                         $       0.58          0.28        1.19          --
 Net asset value, end of period                                $      11.17         11.59       11.68       12.72
 Total Return(3):                                              %       1.78          1.63        1.40        0.16

Ratios/Supplemental Data:
 Net assets, end of period (000's)                             $      9,183         3,229       6,502         567
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)                   %       1.00          0.90        0.87        0.97
 Gross expenses prior to expense reimbursement(4)              %       1.15          1.17        1.28        0.97
 Net investment income (loss) after expense reimbursement(4)   %       9.89          9.88       10.01        7.53
 Portfolio turnover                                            %         55            44         242         484

----------
(1)  The Fund commenced operations on March 27, 1998.
(2) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized.

                                                                       Financial
PILGRIM BALANCED FUND                                                 Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                  Six months
                                                                    ended       Three months                           August 31,
                                                                  December 31,     ended                               1995(1) to
                                                                     1999         June 30,     Year ended March 31,     March 31,
                                                                  (unaudited)      1999(2)     1999     1998    1997      1996
                                                                  -----------      -------     ----     ----    ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period                          $     19.04          18.85     18.48    13.42    12.69      12.50
 Income from investment operations:
 Net investment income                                         $      0.30           0.11      0.44     0.30     0.24       0.15
 Net realized and unrealized gains on investments              $      0.17           0.16      2.50     5.07     0.73       0.19
 Total from investment operations                              $      0.47           0.27      2.94     5.37     0.97       0.34
 Less distributions from:
 Net investment income                                         $      0.40           0.08      0.50     0.31     0.24       0.15
 Net realized gains on investments                             $      3.67             --      2.07       --       --         --
 Net asset value, end of period                                $     15.44          19.04     18.85    18.48    13.42      12.69
 Total Return(3):                                              %      2.72           1.44     17.49    40.21     7.60       2.77

Ratio/Supplemental Data:
 Net assets, end of period (in thousands)                      $       196            190       176      166       73          1
 Ratio to average net assets:
 Net expenses after expense reimbursement(4)                   %      1.25           1.25      1.25     1.26     1.26       1.25
 Gross expenses prior to expense reimbursement(4)              %      1.49           1.51      1.63    11.28   126.75   3,094.48
 Net investment income (loss) after expense reimbursement(4)   %      3.54           2.30      2.41     4.09     2.15       2.16
 Portfolio turnover                                            %        46             63       165      260      213        197

----------
(1)  Commencement of offering of shares.
(2) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized.

Financial
Highlights                                              PILGRIM CONVERTIBLE FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                  Six months
                                                                     ended      Three months                        August 31,
                                                                  December 31,      ended                           1995(2) to
                                                                     1999          June 30,   Year ended March 31,   March 31,
                                                                  (unaudited)      1999(1)    1999    1998    1997     1996
                                                                  -----------      -------    ----    ----    ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period                          $     22.51          21.22     18.47   15.19   13.72    12.50
 Income from investment operations:
 Net investment income (loss)                                  $      0.20           0.09      0.43    0.48    0.42     0.17
 Net realized and unrealized gains (loss) on investments       $      6.45           1.31      3.09    4.19    1.50     1.22
 Total from investment operations                              $      6.65           1.40      3.52    4.67    1.92     1.39
 Less distributions from:
 Net investment income                                         $      0.21           0.11      0.46    0.48    0.42     0.17
 Net realized gains on investments                             $      3.57             --      0.31    0.91    0.03       --
 Net asset value, end of period                                $     25.38          22.51     21.22   18.47   15.19    13.72
 Total Return(3):                                              %     32.07           6.62     19.66   31.54   14.13    11.13

Ratios/Supplemental Data:
 Net assets, end of period (in thousands)                      $    32,534         17,537     8,741   7,080   4,599    1,085
 Ratio to average net assets:
 Net expenses after expense reimbursement(4)                   %     32.07           1.23      1.23    1.22    1.25     1.25
 Gross expenses prior to expense reimbursement(4)              %      1.23           1.23      1.35    2.35    2.90     9.21
 Net investment income (loss) after expense reimbursement(4)   %      1.25           2.04      2.37    5.99    3.29     3.59
 Portfolio turnover                                            %        68             28       138     160     167      145

----------
(1) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized.

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. The Pilgrim Funds in this report are comprised of Pilgrim Mutual Funds ("PMF"), Pilgrim Investment Funds, Inc. ("PIF"), and Pilgrim Advisory Funds, Inc. ("PAF") which are each open-end investment management companies registered under the Investment Company Act of 1940, as amended.

PMF, formerly Nicholas-Applegate Mutual Funds, is a Delaware business trust organized in 1992 with eleven separate series (Portfolios). The "Funds" are Pilgrim LargeCap Growth Fund, Pilgrim MidCap Growth Fund, Pilgrim SmallCap Growth Fund, Pilgrim Worldwide Growth Fund, Pilgrim International Core Growth Fund, Pilgrim International SmallCap Growth Fund, Pilgrim Emerging Countries Fund, Pilgrim Strategic Income Fund (formerly High Quality Bond Fund), Pilgrim High Yield Fund II, Pilgrim Balanced Fund and Pilgrim Convertible Fund. In a transaction that closed on May 21, 1999, Pilgrim Investments, Inc. became the Investment Manager and Pilgrim Securities, Inc. became the Distributor of the Funds in PMF. While Pilgrim Investments, Inc. manages all the portfolios of PMF, Nicholas-Applegate Capital Management acts as sub-advisor to all the PMF portfolios with the exception of Strategic Income Fund, High Yield Fund II and Balanced Fund.

PIF, a Maryland Corporation organized in 1969, consists of Pilgrim MagnaCap Fund and Pilgrim High Yield Fund. PAF, a Maryland Corporation organized in 1995, consists of Pilgrim MidCap Value Fund, Pilgrim LargeCap Leaders Fund and Pilgrim Asia-Pacific Equity Fund. The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers at least two of the following classes of shares: Class A, Class B, Class C, Class M and Class Q. This report covers only the Funds that offer Class Q shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and transfer agency fees.

Reorganization. Before a shareholder approved reorganization effective July 24, 1998, the funds comprising PMF invested all of their assets in corresponding portfolios of Nicholas-Applegate Investment Trust, an arrangement known as a "master/feeder" structure. Upon the reorganization, the Institutional Portfolio series of the Trust were renamed Funds and were authorized to issue multiple classes of shares, and their outstanding shares were classified as Class I shares. At the same time, the A, B, C and Advisory Portfolios of the Trust transferred their assets to the corresponding Funds, and their shareholders received Class A, B, C and Q shares of the Funds on a tax-free basis. Effective May 7, 1999 and concurrent with the change in investment adviser, the Institutional Classes of PMF were transferred in a tax free reorganization to new funds being managed by Nicholas-Applegate Capital Management.

-------
Pilgrim
Funds
-------

  NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange of NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities in Pilgrim Strategic Income Fund, Pilgrim Balanced Fund and Pilgrim High Yield Fund II are valued at bid prices (Pilgrim High Yield Fund is valued at the mean between the bid and ask prices) obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates market value.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

     (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

-------
Pilgrim
Funds
-------

  NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

D.   Foreign  Currency  Transactions.  Certain  funds  may  enter  into  foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no open futures contracts at December 31, 1999.

E. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-date. Each Fund pays dividends, if any, as follows:

     Annually              Semi-Annually     Quarterly       Monthly
     --------              -------------     ---------       -------
     LargeCap Growth       MagnaCap          Balanced        Strategic
     MidCap Growth                           Convertible      Income
     SmallCap Growth                                         High Yield
     International Core                                      High Yield II
      Growth
     Worldwide Growth
     International
      SmallCap Growth
     Emerging Countries

     Pilgrim High Yield II declares and goes ex-dividend daily and pays dividends monthly. Each Fund distributes capital gains, to the extent available, annually.

     The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as distributions in excess of net investment income and/or net realized capital gains. To the extent they exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

F. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders.

-------
Pilgrim
Funds
-------

  NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

     Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

     Capital loss carryforwards were as follows at June 30, 1999:

                                       Amount             Expiration Dates
                                     -----------          ----------------
     International Core
        Growth                       $ 2,108,292                2005
     Emerging Countries               76,846,244                2005
     High Yield                        9,719,347            2001 to 2002
     High Yield II                     2,988,771                2007

G. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

H. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I.   Reclassification.   Certain  prior  period  amounts  in  the   accompanying
     financial statements have been reclassified to conform with current period presentation.

J. Securities Lending. Through May 21, 1999, each Fund in PMF had the option to temporarily loan securities, up to 30% of its total assets, to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower fully collateralized the loans with cash, letters of credit or U.S. Government securities. The funds currently do not lend securities.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the six months ended December 31, 1999, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                        Purchases          Sales
                                       ------------     ------------
MagnaCap Fund                          $ 67,530,146     $ 73,230,365
LargeCap Growth Fund                    394,454,270      181,328,678
MidCap Growth Fund                      193,516,557      215,893,014
SmallCap Growth Fund                    159,221,578      185,533,720
Worldwide Growth Fund                   366,140,202      262,133,840
International Core Growth Fund           60,119,815       54,302,685
International SmallCap Growth Fund      275,837,780      147,652,194
Emerging Countries Fund                 203,638,563      208,179,549
Strategic Income Fund                    10,297,797       13,360,341
High Yield Fund                         177,521,231      210,155,438
High Yield Fund II                       46,582,809       55,260,795
Balanced Fund                            16,168,740       16,619,337
Convertible Fund                        186,887,208      180,044,244

NOTE 4 -- INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2(a)(3) of the Investment Company Act of 1940, are companies 5% or more of whose outstanding voting shares are held by a fund. At December 31, 1999, the Funds covered by this report had no affiliated company holdings.

-------
Pilgrim
Funds
-------

  NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

NOTE 5 -- INVESTMENT MANAGEMENT FEES

Each of the Funds has entered into an Investment Management Agreement with Pilgrim Investments, Inc. ("the Manager"), a wholly-owned subsidiary of Pilgrim Group, Inc. ("PGI"). The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Emerging Countries -- 1.25%; for SmallCap Growth -- 1.00%; for Worldwide Growth, International Core Growth and International SmallCap Growth -- 1.00% for the first $500 million, 0.90% of the next $500 million and 0.85% in excess of $1.0 billion; for LargeCap Growth, MidCap Growth, Balanced and Convertible -- 0.75% for the first $500 million, 0.675% of the next $500 million and 0.65% in excess of $1.0 billion; for High Yield and High Yield II -- 0.60%; for Strategic Income -- 0.45% for the first $500 million, 0.40% of the next $250 million and 0.35% in excess of $750 million; for MagnaCap -- 1.00% for the first $30 million, 0.75% of the next $220 million, 0.625% of the next $250 million and 0.50% in excess of $500 million.

NOTE 6 -- DISTRIBUTION FEES

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby Pilgrim Securities, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including the printing of prospectuses and reports used for sales purposes, expenses of preparation and printing of sales literature and other such distribution related expenses, including any distribution or service fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor the following annual fees:

                             Class A    Class B    Class C    Class M    Class Q
                             -------    -------    -------    -------    -------
MagnaCap Fund                 0.30%      1.00%      1.00%      0.75%      0.25%
LargeCap Growth Fund          0.35%      1.00%      1.00%       n/a       0.25%
MidCap Growth Fund            0.35%      1.00%      1.00%       n/a       0.25%
SmallCap Growth Fund          0.35%      1.00%      1.00%       n/a       0.25%
Worldwide Growth Fund         0.35%      1.00%      1.00%       n/a       0.25%
International Core
  Growth Fund                 0.35%      1.00%      1.00%       n/a       0.25%
International SmallCap
  Growth Fund                 0.35%      1.00%      1.00%       n/a       0.25%
Emerging Countries Fund       0.35%      1.00%      1.00%       n/a       0.25%
Strategic Income Fund         0.35%      0.75%      0.75%       n/a       0.25%
High Yield Fund               0.25%      1.00%      1.00%      0.75%      0.25%
High Yield Fund II            0.35%      1.00%      1.00%       n/a       0.25%
Balanced Fund                 0.35%      1.00%      1.00%       n/a       0.25%
Convertible Fund              0.35%      1.00%      1.00%       n/a       0.25%

For the six months ended December 31, 1999 the Funds paid the following distribution fees by class to the Distributor.

                             Class A    Class B    Class C    Class M    Class Q
                             -------    -------    -------    -------    -------
MagnaCap                     $526,227   $423,690   $ 10,155   $58,266      $742
LargeCap Growth                75,070    421,411    151,981     n/a           3
MidCap Growth                  96,191    216,713    600,354     n/a         133
SmallCap Growth               141,743    212,722    619,284     n/a          --
Worldwide Growth              116,624    172,183    494,529     n/a          --
International Core Growth      17,981     52,368     55,056     n/a           3
International SmallCap
  Growth                       91,640    159,411    130,851     n/a         226
Emerging Countries             68,577     99,499     91,816     n/a          --
Strategic Income                3,715     13,775     15,266     n/a          --
High Yield                    153,559    950,162     13,406    82,635        --
High Yield II                  16,957    153,374     69,494     n/a          --
Balanced                       12,182     28,148     76,418     n/a          --
Convertible                    85,149    295,845    396,029     n/a           4

For the six months ended December 31, 1999, the Distributor has retained $482,270 as sales charges from the proceeds of Class A Shares sold, $3,725,448 from the proceeds of Class B Shares redeemed, $62,804 from the proceeds of Class C Shares sold, and $6,441 from the proceeds of Class M Shares sold.

NOTE 7 -- SHAREHOLDER SERVICING FEES

Each of the Funds has entered into a Service Agreement with PGI whereby PGI will act as Shareholder Service Agent for each Fund. The agreement provides that PGI will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. Fees accrued during the six months ended December 31, 1999 are shown in the accompanying Statements of Operations.

-------
Pilgrim
Funds
-------

  NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

At December 31, 1999, the Funds owed the following service fees:

MagnaCap                           $34,719
LargeCap Growth                         --
MidCap Growth                        4,671
SmallCap Growth                      5,263
Worldwide Growth                     7,710
International Core Growth            1,155
International SmallCap Growth            4
Emerging Countries                   4,298
Strategic Income                        --
High Yield                           1,890
High Yield II                          479
Balanced                               650
Convertible                          3,245

NOTE 8 -- EXPENSE WAIVERS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                        Class A     Class B     Class C     Class M     Class Q
                        -------     -------     -------     -------     -------
LargeCap Growth          1.60%       2.25%       2.25%        n/a        1.25%
MidCap Growth            1.60%       2.25%       2.25%        n/a        1.25%
SmallCap Growth          1.95%       2.60%       2.60%        n/a        1.50%
Worldwide Growth         1.85%       2.50%       2.50%        n/a        1.60%
International Core
  Growth                 1.95%       2.60%       2.60%        n/a        1.65%
International
  SmallCap Growth        1.95%       2.60%       2.60%        n/a        1.65%
Emerging Countries       2.25%       2.90%       2.90%        n/a        1.90%
Strategic Income         0.95%       1.35%       1.35%        n/a        0.85%
High Yield               1.00%       1.75%       1.75%       1.50%       1.00%
High Yield II            1.10%       1.75%       1.75%        n/a        1.00%
Balanced                 1.60%       2.25%       2.25%        n/a        1.25%
Convertible              1.60%       2.25%       2.25%        n/a        1.25%

Amounts receivable from the Investment Manager at December 31, 1999 for expense waivers are included in Receivables due from affiliate in the accompanying Statements of Assets and Liabilities.

NOTE 9 -- CREDIT FACILITY

The Funds have a $75 million credit facility available to fund temporary or emergency borrowings which expires on May 1, 2000. Each Fund pays its pro rata share of an annual commitment fee plus interest on its specific borrowings. As of December 31, 1999 there was no balance outstanding under the credit facility.

-------
Pilgrim
Funds
-------

  NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                     Class A Shares                  Class B Shares                  Class C Shares
                              -----------------------------   -----------------------------   -----------------------------
                               Six Months         Year          Six Months        Year         Six Months     June 1, 1999
                                  Ended           Ended           Ended           Ended           Ended            to
                              Dec. 31, 1999   June 30, 1999   Dec. 31, 1999   June 30, 1999   Dec. 31, 1999   June 30, 1999
                              -------------   -------------   -------------   -------------   -------------   -------------
MagnaCap Fund
 (Number of Shares)
Shares sold                       4,004,488      13,502,711         749,792       2,873,334         121,516          34,608
Shares issued as
 reinvestments of dividends       2,042,316       1,828,625         670,171         516,048          13,431              --
Shares redeemed                  (5,736,908)    (14,934,578)     (1,236,263)     (1,307,942)           (818)             --
                              -------------   -------------   -------------   -------------   -------------   -------------
Net increase in shares
 outstanding                        309,896         396,758         183,700       2,081,440         134,128          34,608
                              =============   =============   =============   =============   =============   =============
MagnaCap Fund ($)
Shares sold                   $  67,621,459   $ 222,180,950   $  12,460,401   $  46,072,779   $   2,032,925   $     588,611
Shares issued as
 reinvestments of dividends      33,393,993      28,388,968      10,716,033       7,888,183         214,754              --
Shares redeemed                 (96,657,386)   (246,413,983)    (20,236,125)    (20,667,305)        (13,529)             --
                              -------------   -------------   -------------   -------------   -------------   -------------
Net increase in shares
 outstanding                  $   4,358,065   $   4,155,935   $   2,940,310   $  33,293,657   $   2,234,150   $     588,611
                              =============   =============   =============   =============   =============   =============

                                                    Class M Shares         Class Q Shares
                                              --------------------------    -----------
                                              Six Months        Year       Nov. 22, 1999
                                                 Ended          Ended           to
                                             Dec. 31, 1999  June 30, 1999  Dec. 31, 1999
                                              -----------    -----------    -----------
MagnaCap Fund (Number of Shares)
Shares sold                                        44,689        210,689        615,006
Shares issued as reinvestments of dividends        94,820         95,725             --
Shares redeemed                                  (130,729)      (238,673)            --
                                              -----------    -----------    -----------
Net increase in shares outstanding                  8,780         67,741        615,006
                                              ===========    ===========    ===========
MagnaCap Fund ($)
Shares sold                                   $   745,838    $ 3,356,295    $10,000,000
Shares issued as reinvestment of dividends      1,532,001      1,471,188             --
Shares redeemed                                (2,169,430)    (3,784,141)            --
                                              -----------    -----------    -----------
Net increase in shares outstanding            $   108,409    $ 1,043,342    $10,000,000
                                              ===========    ===========    ===========

-------
Pilgrim
Funds
-------

  NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                         Class A Shares                                          Class B Shares
                      -----------------------------------------------------   -----------------------------------------------------
                       Six Months     3 Months        Year         July 21,    Six Months     3 Months        Year        July 21,
                         Ended          Ended         Ended        1997 to       Ended         Ended         Ended        1997 to
                        Dec. 31,      June 30,      March 31,      March 31,    Dec. 31,      June 30,      March 31,     March 31,
                          1999          1999          1999          1998          1999          1999          1999          1998
                      ------------   -----------   -----------   ----------   ------------   -----------   -----------   ----------
LargeCap Growth Fund
 (Number of Shares)
Shares sold              2,369,986       601,704       387,443      314,594      4,132,387     1,006,149       722,166      239,436
Shares issued as
  reinvestments of
  dividends                 21,727            --         9,412           65         38,999            --         4,145          224
Shares redeemed           (533,525)      (28,795)     (199,495)     (13,075)      (282,818)      (63,827)     (129,658)     (35,907)
                      ------------   -----------   -----------   ----------   ------------   -----------   -----------   ----------
Net increase in
  shares outstanding     1,858,188       572,909       197,360      301,584      3,888,568       942,322       596,653      203,753
                      ============   ===========   ===========   ==========   ============   ===========   ===========   ==========
LargeCap Growth
  Fund ($)
Shares sold           $ 73,653,042   $16,107,475   $ 7,119,334   $4,334,894   $126,339,458   $27,013,724   $13,914,112   $3,275,198
Shares issued as
  reinvestments of
  dividends                707,412            --       159,721          871      1,276,981            --        70,921        3,000
Shares redeemed        (17,544,147)     (769,089)   (3,328,040)    (177,917)    (8,834,942)   (1,716,619)   (2,523,553)    (493,670)
                      ------------   -----------   -----------   ----------   ------------   -----------   -----------   ----------
Net increase in
 shares outstanding   $ 56,816,307   $15,338,386   $ 3,951,015   $4,157,848   $118,781,497   $25,297,105   $11,461,480   $2,784,528
                      ============   ===========   ===========   ==========   ============   ===========   ===========   ==========


                                             Class C Shares                                        Class Q Shares
                          ----------------------------------------------------   -------------------------------------------------
                           Six Months      3 Months       Year       July 21,    Six Months     3 Months      Year         Year
                             Ended          Ended         Ended       1997 to      Ended         Ended        Ended        Ended
                            Dec. 31,       June 30,     March 31,    March 31,    Dec. 31,      June 30,    March 31,    March 31,
                              1999          1999          1999         1998         1999         1999         1999         1998
                          ------------   -----------   -----------   ---------   -----------   ---------   -----------   ---------
LargeCap Growth Fund
  (Number of Shares)
Shares sold                  1,592,198       322,341       293,854      65,178       221,752      27,961       176,779      51,175
Shares issued as
  reinvestments of
  dividends                     13,490            --         1,216          55         2,730          --         1,139          11
Shares redeemed                (68,817)      (10,496)      (35,900)     (3,829)      (11,546)     (9,901)      (34,429)       (181)
                          ------------   -----------   -----------   ---------   -----------   ---------   -----------   ---------
Net increase in
  shares outstanding         1,536,871       311,845       259,170      61,404       212,936      18,060       143,489      51,005
                          ============   ===========   ===========   =========   ===========   =========   ===========   =========
LargeCap Growth Fund ($)
Shares sold               $ 49,343,883   $ 8,625,780   $ 5,792,910   $ 890,031   $ 6,851,183   $ 753,086   $ 3,396,063   $ 714,785
Shares issued as
  reinvestments of
  dividends                    443,448            --        20,875         742        93,151          --        19,518         153
Shares redeemed             (2,133,106)     (279,527)     (642,955)    (53,621)     (365,419)   (263,465)     (600,590)     (2,705)
                          ------------   -----------   -----------   ---------   -----------   ---------   -----------   ---------
Net increase in
  shares outstanding      $ 47,654,225   $ 8,346,253   $ 5,170,830   $ 837,152   $ 6,578,915   $ 489,621   $ 2,814,991   $ 712,233
                          ============   ===========   ===========   =========   ===========   =========   ===========   =========

-------
Pilgrim
Funds
-------

  NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                          Class A Shares                                         Class B Shares
                     -------------------------------------------------------  -----------------------------------------------------
                                                           Year                                                     Year
                      Six Months    3 Months               Ended               Six Months   3 Months                Ended
                        Ended        Ended               March 31,               Ended        Ended               March 31,
                       Dec. 31,     June 30,    ----------------------------    Dec. 31,     June 30,    --------------------------
                         1999         1999          1999           1998           1999         1999          1999         1998
                     ------------  -----------  -------------  -------------  ------------  -----------  ------------  ------------
MidCap Growth Fund
  (Number of Shares)
Shares sold             1,887,459      170,704      5,215,189     12,405,504       443,450      124,529       549,516     1,072,549
Shares issued as
  reinvestments
  of dividends            974,325           --        130,197      1,012,862       643,199           --        69,791       123,360
Shares redeemed        (1,685,482)    (440,581)    (6,820,248)   (13,082,835)     (241,664)    (113,758)     (842,979)     (799,428)
                     ------------  -----------  -------------  -------------  ------------  -----------  ------------  ------------
Net increase
  (decrease)
  in shares
  outstanding           1,176,302     (269,877)    (1,474,862)       335,531       844,985       10,771      (223,672)      396,481
                     ============  ===========  =============  =============  ============  ===========  ============  ============
MidCap Growth
  Fund ($)
Shares sold          $ 42,479,065  $ 3,480,826  $  93,222,436  $ 224,326,301  $ 11,751,162  $ 3,003,625  $ 11,154,074  $ 20,188,443
Shares issued as
  reinvestments
  of dividends         19,954,182           --      2,271,935     16,459,004    15,501,088           --     1,444,672     2,326,535
Shares redeemed       (38,462,267)  (9,018,100)  (120,721,071)  (237,096,577)   (6,402,391)  (2,758,710)  (16,826,911)  (15,026,369)
                     ------------  -----------  -------------  -------------  ------------  -----------  ------------  ------------
Net increase
  (decrease)
  in shares
  outstanding        $ 23,970,980  $(5,537,274) $ (25,226,700) $   3,688,728  $ 20,849,859  $   244,915  $ (4,228,165) $  7,488,609
                     ============  ===========  =============  =============  ============  ===========  ============  ============

                                            Class C Shares                                         Class Q Shares
                         -----------------------------------------------------  ---------------------------------------------------
                                                               Year                                                  Year
                          Six Months     3 Months              Ended             Six Months    3 Months              Ended
                            Ended         Ended              March 31,             Ended         Ended             March 31,
                           Dec. 31,      June 30,   --------------------------    Dec. 31,      June 30,   ------------------------
                             1999         1999          1999          1998          1999         1999         1999         1998
                         ------------  -----------  ------------  ------------  ------------  -----------  -----------  -----------
MidCap Growth Fund
  (Number of Shares)
Shares sold                   341,928      127,317     1,185,161     1,750,377        82,240      201,861      194,537      170,070
Shares issued as
  reinvestments
  of dividends              2,159,366           --       121,764     2,641,098       102,573           --       37,715       55,785
Shares redeemed              (569,752)    (465,369)   (3,371,242)   (4,220,870)     (481,792)     (52,773)    (185,074)    (430,179)
                         ------------  -----------  ------------  ------------  ------------  -----------  -----------  -----------
Net increase
  (decrease) in shares
  outstanding               1,931,542     (338,052)   (2,064,317)      170,605      (296,979)     149,088       47,178     (204,324)
                         ============  ===========  ============  ============  ============  ===========  ===========  ===========
MidCap Growth Fund ($)
Shares sold              $  7,157,589  $ 2,416,875  $ 19,063,447  $ 29,917,347  $  2,358,880  $ 5,261,515  $ 4,134,744  $ 3,584,125
Shares issued as
  reinvestments
  of dividends             40,876,806           --     1,981,095    39,590,055     2,657,667           --      828,224    1,134,102
Shares redeemed           (11,726,905)  (8,876,675)  (52,212,207)  (72,773,773)  (13,089,123)  (1,337,840)  (3,718,156)  (8,868,353)
                         ------------  -----------  ------------  ------------  ------------  -----------  -----------  -----------
Net increase
  (decrease) in shares
  outstanding            $ 36,307,490  $(6,459,800) $(31,167,665) $ (3,266,371) $ (8,072,576) $ 3,923,675  $ 1,244,812  $(4,150,126)
                         ============  ===========  ============  ============  ============  ===========  ===========  ===========

-------
Pilgrim
Funds
-------

  NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                            Class A Shares                                        Class B Shares
                         ------------------------------------------------------  --------------------------------------------------
                                                              Year                                                  Year
                          Six Months    3 Months              Ended              Six Months    3 Months             Ended
                            Ended        Ended              March 31,              Ended        Ended             March 31,
                           Dec. 31,     June 30,   ----------------------------   Dec. 31,     June 30,    ------------------------
                            1999         1999          1999           1998          1999         1999         1999         1998
                         -----------  -----------  ------------  --------------  -----------  -----------  -----------  -----------
SmallCap Growth Fund
  (Number of Shares)
Shares sold                3,283,325      384,655    44,256,415     104,820,578      330,273       62,154    1,030,266    1,553,380
Shares issued as
  reinvestments
  of dividends             3,070,496           --       919,060         830,976    1,282,942           --      121,247           --
Shares redeemed           (3,271,622)    (652,027)  (49,753,506)   (103,463,758)    (182,179)    (144,208)  (1,464,484)    (909,702)
                         -----------  -----------  ------------  --------------  -----------  -----------  -----------  -----------
Net increase
  (decrease)
  in shares
  outstanding              3,082,199     (267,372)   (4,578,031)      2,187,796    1,431,036      (82,054)    (312,971)     643,678
                         ===========  ===========  ============  ==============  ===========  ===========  ===========  ===========
SmallCap Growth Fund ($)
Shares sold              $58,892,478  $ 6,777,887  $815,912,790  $1,931,764,538  $ 7,356,085  $ 1,379,964  $19,580,720  $30,441,105
Shares issued as
  reinvestments
  of dividends            44,737,125           --    14,800,215      15,132,144   23,529,153           --    2,371,732           --
Shares redeemed          (59,471,338) (11,423,224) (917,280,292) (1,921,657,761)  (4,064,699)  (3,209,533) (28,084,966) (17,600,099)
                         -----------  -----------  ------------  --------------  -----------  -----------  -----------  -----------
Net increase
  (decrease)
  in shares
  outstanding            $44,158,265  $(4,645,337) $(86,567,287) $   25,238,921  $26,820,539  $ 1,829,569  $(6,132,514) $12,841,006
                         ===========  ===========  ============  ==============  ===========  ===========  ===========  ===========

                                             Class C Shares                                        Class Q Shares
                          -----------------------------------------------------  --------------------------------------------------
                                                               Year                                                 Year
                           Six Months    3 Months              Ended             Six Months   3 Months              Ended
                             Ended        Ended              March 31,             Ended        Ended             March 31,
                            Dec. 31,     June 30,    --------------------------   Dec. 31,     June 30,    ------------------------
                             1999          1999          1999          1998         1999         1999         1999         1998
                          -----------  ------------  ------------  ------------  -----------  -----------  -----------  -----------
SmallCap Growth Fund
  (Number of Shares)
Shares sold                   399,462        82,725     1,806,596     4,136,702      200,977      421,173      793,286    1,102,868
Shares issued as
  reinvestments
  of dividends              4,523,695            --       926,112     1,443,201      226,472           --       18,226          997
Shares redeemed              (672,828)     (680,850)   (6,061,729)   (5,945,903)    (380,535)    (392,013)    (970,001)    (531,507)
                          -----------  ------------  ------------  ------------  -----------  -----------  -----------  -----------
Net increase
  (decrease)
  in shares
  outstanding               4,250,329      (598,125)   (3,329,021)     (366,000)      46,914       29,160     (158,489)     572,358
                          ===========  ============  ============  ============  ===========  ===========  ===========  ===========
SmallCap Growth Fund ($)
Shares sold               $ 7,049,327  $  1,433,335  $ 29,105,010  $ 72,644,552  $ 4,795,679  $ 8,340,785  $12,725,287  $20,108,210
Shares issued as
  reinvestments
  of dividends             64,869,794            --    14,800,873    24,837,499    3,668,843           --      292,442       17,715
Shares redeemed           (12,089,939)  (11,755,815)  (93,185,013) (104,107,897)  (7,214,976)  (7,387,773) (15,962,787)  (9,776,365)
                          -----------  ------------  ------------  ------------  -----------  -----------  -----------  -----------
Net increase
  (decrease)
  in shares
  outstanding             $59,829,182  $(10,322,480) $(49,279,130) $ (6,625,846)   1,249,546  $   953,012  $(2,945,058) $10,349,560
                          ===========  ============  ============  ============  ===========  ===========  ===========  ===========

-------
Pilgrim
Funds
-------

  NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                             Class A Shares                                       Class B Shares
                          -----------------------------------------------------  --------------------------------------------------
                                                                Year                                                Year
                           Six Months    3 Months              Ended             Six Months    3 Months            Ended
                             Ended         Ended              March 31,            Ended         Ended            March 31,
                            Dec. 31,      June 30,   --------------------------   Dec. 31,      June 30,   ------------------------
                              1999         1999          1999          1998         1999         1999         1999         1998
                          ------------  -----------  ------------  ------------  -----------  -----------  -----------  -----------
Worldwide Growth Fund
  (Number of Shares)
Shares sold                  3,657,074    1,172,285     5,575,910     5,937,921    1,216,539      353,077      544,757      292,727
Shares issued as
  reinvestments
  of dividends                 422,447           86        96,384       213,726      192,101           --       39,170       25,906
Shares redeemed             (2,054,550)    (660,100)   (5,374,372)   (5,575,601)    (108,220)     (70,889)    (319,228)    (187,737)
                          ------------  -----------  ------------  ------------  -----------  -----------  -----------  -----------
Net increase in
  shares outstanding         2,024,971      512,271       297,922       576,046    1,300,420      282,188      264,699      130,896
                          ============  ===========  ============  ============  ===========  ===========  ===========  ===========
Worldwide Growth Fund ($)
Shares sold               $ 93,237,876  $26,425,907  $110,310,826  $108,061,899  $35,073,982  $ 9,019,106  $11,616,885  $ 5,360,286
Shares issued as
  reinvestments
  of dividends              10,797,796           --     1,739,418     3,565,008    5,534,647           --      799,305      449,135
Shares redeemed            (53,006,466)  14,957,153  (107,031,318) (102,391,906)  (3,077,123)  (1,811,055)  (6,778,733)  (3,334,259)
                          ------------  -----------  ------------  ------------  -----------  -----------  -----------  -----------
Net increase in
  shares outstanding      $ 51,029,206  $11,468,754  $  5,018,926  $  9,235,001  $37,531,506  $ 7,208,051  $ 5,637,457  $ 2,475,162
                          ============  ===========  ============  ============  ===========  ===========  ===========  ===========

                                             Class C Shares                                       Class Q Shares
                            -------------------------------------------------  --------------------------------------------------
                                                              Year                                                 Year
                            Six Months    3 Months           Ended             Six Months    3 Months             Ended
                               Ended       Ended            March 31,            Ended        Ended              March 31,
                             Dec. 31,     June 30,   ------------------------   Dec. 31,     June 30,    ------------------------
                               1999         1999        1999         1998         1999         1999         1999         1998
                            -----------  ----------  -----------  -----------  -----------  -----------  -----------  -----------
Worldwide Growth Fund
  (Number of Shares)
Shares sold                   1,160,423     316,937    1,258,419      435,836      736,604      430,631      350,299       88,591
Shares issued as
  reinvestments
  of dividends                  554,746          --      117,737      663,935       85,463           --        4,352        1,377
Shares redeemed                (284,129)   (195,915)  (1,224,596)    (833,591)    (183,493)    (180,058)     (89,828)     (99,927)
                            -----------  ----------  -----------  -----------  -----------  -----------  -----------  -----------
Net increase in
  shares outstanding          1,431,040     121,022      151,560      266,180      638,574      250,573      264,823       (9,959)
                            ===========  ==========  ===========  ===========  ===========  ===========  ===========  ===========
Worldwide Growth Fund ($)
Shares sold                 $30,065,213  $7,199,228  $23,846,842  $ 7,995,043  $21,757,251  $11,187,418  $ 7,773,616  $ 1,508,613
Shares issued as
  reinvestments
  of dividends               14,207,038          --    2,145,255   10,934,587    2,513,469           --       89,521       23,268
Shares redeemed              (7,213,580) (4,443,951) (22,854,997) (15,192,388)  (5,729,815)  (4,610,453)  (1,884,358)  (1,693,395)
                            -----------  ----------  -----------  -----------  -----------  -----------  -----------  -----------
Net increase
  (decrease)
  in shares
  outstanding               $37,058,671  $2,755,277  $ 3,137,100  $ 3,737,242  $18,540,905  $ 6,576,965  $ 5,978,779  $  (161,514)
                            ===========  ==========  ===========  ===========  ===========  ===========  ===========  ===========

-------
Pilgrim
Funds
-------

  NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                         Class A Shares                                          Class B Shares
                     ---------------------------------------------------------   --------------------------------------------------
                                                              Year                                                  Year
                      Six Months      3 Months               Ended               Six Months    3 Months             Ended
                        Ended           Ended               March 31,              Ended         Ended             March 31,
                       Dec. 31,        June 30,    ---------------------------    Dec. 31,      June 30,    ------------------------
                         1999           1999           1999           1998          1999          1999        1999         1998
                     ------------   ------------   ------------   ------------   -----------   ---------   -----------   ----------
International Core
 Growth Fund
 (Number of Shares)
Shares sold             1,695,962      1,699,541      4,111,884      2,435,374       118,265      47,812       317,938      500,774
Shares issued as
 reinvestments
 of dividends              33,298             --          5,819          3,344        30,807          --         2,484        2,781
Shares redeemed        (1,673,778)    (2,264,636)    (3,641,067)    (1,694,382)      (71,488)    (33,706)     (168,120)     (39,156)
                     ------------   ------------   ------------   ------------   -----------   ---------   -----------   ----------
Net increase in
 shares outstanding        55,482       (565,095)       476,636        744,336        77,584      14,106       152,302      464,399
                     ============   ============   ============   ============   ===========   =========   ===========   ==========
International Core
 Growth Fund ($)

Shares sold          $ 36,226,021   $ 30,866,314   $ 72,899,494   $ 38,637,232   $ 2,644,212   $ 888,899   $ 5,553,372   $7,549,895
Shares issued as
 reinvestments
 of dividends             740,211             --        109,877         47,981       689,466          --        47,437       40,158
Shares redeemed       (36,257,042)   (41,080,307)   (65,603,216)   (27,349,807)   (1,549,039)   (610,199)   (2,893,130)    (593,538)
                     ------------   ------------   ------------   ------------   -----------   ---------   -----------   ----------
Net increase
 (decrease) in
 shares outstanding  $    709,190   $(10,213,993)  $  7,406,155   $ 11,335,406   $ 1,784,639   $ 278,700   $ 2,707,679   $6,996,515
                     ============   ============   ============   ============   ===========   =========   ===========   ==========

                                         Class C Shares                                          Class Q Shares
                     -----------------------------------------------------   ------------------------------------------------------
                                                            Year                                                   Year
                      Six Months    3 Months               Ended             Six Months     3 Months               Ended
                        Ended         Ended               March 31,            Ended          Ended              March 31,
                       Dec. 31,      June 30,    -------------------------    Dec. 31,      June 30,     --------------------------
                         1999         1999           1999           1998        1999          1999           1999         1998
                     -----------   -----------   -----------   -----------   -----------   -----------   ------------   -----------
International Core
 Growth Fund
 (Number of Shares)
Shares sold              415,920       113,784       455,651       224,635        94,817        93,649        581,442       115,512
Shares issued as
 reinvestments
 of dividends             33,214            --         1,471            --        24,738            --          1,463            --
Shares redeemed         (307,419)      (69,740)      (82,349)      (23,087)      (38,194)     (228,977)       (67,954)      (16,966)
                     -----------   -----------   -----------   -----------   -----------   -----------   ------------   -----------
Net increase
 (decrease) in
 shares outstanding      141,715        44,044       374,773       201,548        81,361      (135,328)       514,951        98,546
                     ===========   ===========   ===========   ===========   ===========   ===========   ============   ===========
International Core
 Growth Fund ($)

Shares sold          $ 8,623,252   $ 2,117,597   $ 7,964,267   $ 3,488,506   $ 2,125,200   $ 1,771,267   $ 10,297,873   $ 1,808,824
Shares issued as
 reinvestments
 of dividends            745,649            --        28,148            --       572,187            --         31,169            --
Shares redeemed       (6,338,601)   (1,298,517)   (1,412,367)     (347,719)     (832,607)   (4,253,651)    (1,185,061)     (265,176)
                     -----------   -----------   -----------   -----------   -----------   -----------   ------------   -----------
Net increase
 (decrease) in
 shares outstanding  $ 3,030,300   $   819,080   $ 6,580,048   $ 3,140,787   $ 1,864,780   $(2,482,384)  $  9,143,981   $ 1,543,648
                     ===========   ===========   ===========   ===========   ===========   ===========   ============   ===========

-------
Pilgrim
Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                         Class A Shares                                          Class B Shares
                 ----------------------------------------------------------   ------------------------------------------------------
                                                          Year                                                      Year
                  Six Months      3 Months               Ended                Six Months     3 Months              Ended
                    Ended           Ended               March 31,               Ended          Ended              March 31,
                   Dec. 31,        June 30,    ----------------------------    Dec. 31,       June 30,    -------------------------
                     1999           1999           1999           1998           1999           1999         1999          1998
                 ------------   ------------   ------------   -------------   -----------   -----------   -----------   -----------
International
 SmallCap Growth
 Fund (Number of
 Shares)
Shares sold         3,952,355      1,367,921      4,953,991       6,608,889     1,070,463        98,528       574,326       463,887
Shares issued as
 reinvestments
 of dividends         168,258             --         41,096          24,582        85,395            --        21,611        31,709
Shares redeemed    (2,098,673)      (997,179)    (4,370,199)     (6,427,019)     (111,068)      (55,682)     (472,298)     (218,409)
                 ------------   ------------   ------------   -------------   -----------   -----------   -----------   -----------
Net increase in
 shares
 outstanding        2,021,940        370,742        624,888         206,452     1,044,790        42,846       123,639       277,187
                 ============   ============   ============   =============   ===========   ===========   ===========   ===========
International
 SmallCap Growth
 Fund ($)

Shares sold      $123,410,410   $ 30,182,958   $101,529,799   $ 109,494,069   $33,779,956   $ 2,333,350   $12,177,504   $ 8,303,957
Shares issued as
 reinvestments
 of dividends       5,490,397             --        811,876         383,230     2,953,814            --       452,596       517,182
Shares redeemed   (66,515,786)   (22,024,759)   (90,418,518)   (107,699,737)   (3,843,006)   (1,302,925)   (9,959,007)   (3,838,911)
                 ------------   ------------   ------------   -------------   -----------   -----------   -----------   -----------
Net increase in
 shares
 outstanding     $ 62,385,021   $  8,158,199   $ 11,923,157   $   2,177,562   $32,890,764   $ 1,030,425   $ 2,671,093   $ 4,982,228
                 ============   ============   ============   =============   ===========   ===========   ===========   ===========

                                         Class C Shares                                          Class Q Shares
                 ----------------------------------------------------------   ------------------------------------------------------
                                                          Year                                                      Year
                  Six Months      3 Months               Ended                Six Months     3 Months              Ended
                    Ended           Ended               March 31,               Ended          Ended              March 31,
                   Dec. 31,        June 30,    ----------------------------    Dec. 31,       June 30,    -------------------------
                     1999           1999           1999           1998           1999           1999         1999          1998
                 ------------   ------------   ------------   -------------   -----------   -----------   -----------   -----------
International
 SmallCap Growth
 Fund (Number of
 Shares)
Shares sold         1,307,255       146,271        660,257       440,799      2,512,797        529,877      1,567,046       458,377
Shares issued as
 reinvestments
 of dividends          80,887            --         13,435        23,528        138,871             --         12,918            --
Shares redeemed      (331,751)      (34,123)      (464,252)     (273,436)    (1,148,209)      (269,090)      (563,058)       (2,123)
                  -----------   -----------   ------------   -----------   ------------   ------------   ------------   -----------
Net increase in
 shares
 outstanding        1,056,391       112,148        209,440       190,891      1,503,459        260,787      1,016,906       456,254
                  ===========   ===========   ============   ===========   ============   ============   ============   ===========
International
 SmallCap Growth
 Fund ($)

Shares sold       $40,224,511   $ 3,168,229   $ 12,933,840   $ 7,326,296   $ 83,803,193   $ 12,505,725   $ 32,536,160   $ 8,543,873
Shares issued as
 reinvestments
 of dividends       2,568,959            --        258,146       352,544      4,781,333             --        249,737            --
Shares redeemed    (9,871,492)     (740,072)    (9,055,952)   (4,516,362)   (37,730,596)    (6,328,290)   (11,408,948)      (34,256)
                  -----------   -----------   ------------   -----------   ------------   ------------   ------------   -----------
Net increase in
 shares
 outstanding      $32,921,978   $ 2,428,157   $  4,136,034   $ 3,162,478   $ 50,853,930   $  6,177,435   $ 21,376,949   $ 8,509,617
                  ===========   ===========   ============   ===========   ============   ============   ============   ===========

-------
Pilgrim
Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                              Class A Shares
                         ----------------------------------------------------------
                                                                   Year
                          Six Months       3 Months                Ended
                            Ended           Ended                March 31,
                           Dec. 31,        June 30,    ----------------------------
                             1999           1999           1999           1998
                         ------------   ------------   ------------   ------------
Emerging Countries Fund
 (Number of Shares)
Shares sold                 2,062,668      1,064,600      3,262,352      3,249,713
Shares issued as
 reinvestments
 of dividends                      --             --         17,479        149,478
Shares redeemed            (2,146,513)    (1,382,928)    (3,852,081)    (1,564,308)
                         ------------   ------------   ------------   ------------
Net increase (decrease)
 in shares outstanding        (83,845)      (318,328)      (572,250)     1,834,883
                         ============   ============   ============   ============
Emerging Countries
 Fund ($)
Shares sold              $ 35,334,599   $ 16,015,629   $ 45,426,994   $ 56,508,617
Shares issued as
 reinvestments
 of dividends                      --             --        277,913      2,308,126
Shares redeemed           (36,947,329)   (20,693,691)   (51,942,286)   (27,275,872)
                         ------------   ------------   ------------   ------------
Net increase (decrease)
 in shares outstanding   $ (1,612,730)  $ (4,678,062)  $ (6,237,379)  $ 31,540,871
                         ============   ============   ============   ============

                                               Class B Shares
                          ----------------------------------------------------------
                                                                   Year
                          Six Months       3 Months                Ended
                            Ended           Ended                March 31,
                           Dec. 31,        June 30,    -----------------------------
                             1999           1999           1999             1998
                          -----------    -----------    ------------    ------------
Emerging Countries Fund
 (Number of Shares)
Shares sold                   115,013         82,535         382,174       1,214,038
Shares issued as
 reinvestments
 of dividends                      --             --           7,286         101,517
Shares redeemed              (182,064)      (168,473)       (951,609)       (535,990)
                          -----------    -----------    ------------    ------------
Net increase (decrease)
 in shares outstanding        (67,051)       (85,938)       (562,149)        779,565
                          ===========    ===========    ============    ============
Emerging Countries
 Fund ($)
Shares sold               $ 2,020,992    $ 1,322,669    $  5,698,657    $ 22,259,145
Shares issued as
 reinvestments
 of dividends                      --             --         118,138       1,591,405
Shares redeemed            (3,190,169)    (2,572,889)    (12,756,398)     (9,195,436)
                          -----------    -----------    ------------    ------------
Net increase (decrease)
 in shares outstanding    $(1,169,177)   $(1,250,220)   $ (6,939,603)   $ 14,655,114
                          ===========    ===========    ============    ============

                                               Class C Shares
                          ----------------------------------------------------------
                                                                   Year
                          Six Months       3 Months                Ended
                            Ended           Ended                March 31,
                           Dec. 31,        June 30,    -----------------------------
                             1999           1999           1999             1998
                          -----------    -----------    ------------    ------------
Emerging Countries Fund
 (Number of Shares)
Shares sold                   141,268        116,572         521,678       1,150,487
Shares issued as
 reinvestments
 of dividends                      --             --           5,264         139,493
Shares redeemed              (202,063)       (99,525)     (1,239,995)       (859,084)
                          -----------    -----------    ------------    ------------
Net increase (decrease)
 in shares outstanding        (60,795)        17,047        (713,053)        430,896
                          ===========    ===========    ============    ============
Emerging Countries
 Fund ($)
Shares sold               $ 2,391,811    $ 1,744,612    $  7,326,720    $ 20,756,465
Shares issued as
 reinvestments
 of dividends                      --             --          82,205       2,109,145
Shares redeeme             (3,341,049)    (1,481,896)    (16,381,157)    (13,967,608)
                          -----------    -----------    ------------    ------------
Net increase (decrease)
 in shares outstanding    $  (949,238)   $   262,716    $ (8,972,232)   $  8,898,002
                          ===========    ===========    ============    ============

                                                Class Q Shares
                          ------------------------------------------------------------
                                                                   Year
                          Six Months       3 Months                Ended
                            Ended           Ended                March 31,
                           Dec. 31,        June 30,       ----------------------------
                             1999           1999            1999             1998
                          ------------    ------------    ------------    ------------
Emerging Countries Fund
 (Number of Shares)
Shares sold                  1,001,807       1,208,239       4,616,946       2,910,075
Shares issued as
 reinvestments
 of dividends                       --              --          36,438           9,663
Shares redeemed             (1,066,379)       (459,541)     (3,431,547)       (814,722)
                          ------------    ------------    ------------    ------------
Net increase (decrease)
 in shares outstanding         (64,572)        748,698       1,221,837       2,105,016
                          ============    ============    ============    ============
Emerging Countries
 Fund ($)
Shares sold               $ 17,783,972    $ 19,053,123    $ 65,385,070    $ 51,065,387
Shares issued as
 reinvestments
 of dividends                       --              --         593,577         151,971
Shares redeemed            (18,904,072)     (7,234,180)    (45,346,860)    (13,654,662)
                          ------------    ------------    ------------    ------------
Net increase (decrease)
 in shares outstanding    $ (1,120,100)   $(11,818,943)   $ 20,631,787    $ 37,562,696
                          ============    ============    ============    ============

-------
Pilgrim
Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                             Class A Shares                               Class B Shares
                                ------------------------------------------    -----------------------------------------
                                Six Months       3 Months         Year        Six Months      3 Months         Year
                                   Ended          Ended           Ended          Ended          Ended          Ended
                                 Dec. 31,        June 30,       March 31,      Dec. 31,       June 30,       March 31,
                                   1999            1999          1999(1)         1999           1999          1999(1)
                                -----------    ------------    -----------    -----------    -----------    -----------
Strategic Income Fund
 (Number of Shares)
Shares sold                         214,882       1,744,498        646,153        144,894         65,960        595,169
Shares issued in merger                  --         175,454             --        259,694
Shares issued as reinvestment
  of dividends                        5,430           1,712          5,664          9,330          3,737         12,860
Shares redeemed                    (235,892)     (1,797,320)      (381,014)      (158,956)      (137,015)      (341,358)
                                -----------    ------------    -----------    -----------    -----------    -----------
Net increase (decrease) in
  shares outstanding                (15,580)        (51,110)       446,257         (4,732)       (67,318)       526,365
                                ===========    ============    ===========    ===========    ===========    ===========
Strategic Income Fund ($)
Shares sold                     $ 2,650,559    $ 22,358,564    $ 8,383,952    $ 1,741,069    $   827,887    $ 7,617,290
Shares issued in merger                  --       2,260,055             --      3,265,737
Shares issued as reinvestment
  of dividends                       66,608          21,991         73,691        112,013         47,004        163,532
Shares redeemed                  (2,892,336)    (23,052,137)    (4,961,848)    (1,912,030)    (1,710,716)    (4,353,363)
                                -----------    ------------    -----------    -----------    -----------    -----------
Net increase (decrease) in
  shares outstanding            $  (175,169)   $   (671,582)   $ 5,755,850    $   (58,948)   $  (835,825)   $ 6,693,196
                                ===========    ============    ===========    ===========    ===========    ===========

                                             Class C Shares                               Class Q Shares
                                ------------------------------------------    -----------------------------------------
                                Six Months       3 Months         Year        Six Months      3 Months         Year
                                   Ended          Ended           Ended          Ended          Ended          Ended
                                 Dec. 31,        June 30,       March 31,      Dec. 31,       June 30,       March 31,
                                   1999            1999          1999(1)         1999           1999          1999(1)
                                -----------    ------------    -----------    -----------    -----------    -----------
Strategic Income Fund
  (Number of Shares)
Shares sold                          95,231         72,888         533,457          1,458            816          1,004
Shares issued in merger                  --        342,089              --         23,390
Shares issued as reinvestment
  of dividends                        6,201          2,829           7,510            564            168          1,220
Shares redeemed                    (369,672)       (77,064)       (262,520)        (1,293)       (12,262)           (36)
                                -----------    -----------     -----------      ---------      ---------      ---------
Net increase in shares
  outstanding                      (268,240)        (1,347)        620,536            729        (11,278)        25,578
                                ===========    ===========     ===========      =========      =========      =========
Strategic Income Fund ($)
Shares sold                     $ 1,190,118    $   952,054     $ 7,079,809      $  17,000      $  10,030      $  12,500
Shares issued in merger                  --      4,459,907              --        286,028
Shares issued as reinvestment
  of dividends                       77,414         37,021          99,886          6,586          2,037         15,045
Shares redeemed                  (4,613,634)    (1,006,028)     (3,482,921)       (14,990)      (151,748)          (399)
                                -----------    -----------     -----------      ---------      ---------      ---------
Net increase (decrease) in
  shares outstanding            $(3,346,102)   $   (16,953)    $ 8,156,681      $   8,596      $(139,681)     $ 313,174
                                ===========    ===========     ===========      =========      =========      =========

----------
(1) Classes commenced operations on 7/27/98.

-------
Pilgrim
Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                          Class A Shares                    Class B Shares
                                 ------------------------------     ------------------------------
                                  Six Months          Year           Six Months          Year
                                     Ended            Ended            Ended            Ended
                                 Dec. 31, 1999    June 30, 1999    Dec. 31, 1999    June 30, 1999
                                 ------------     -------------     ------------     -------------
High Yield Fund
 (Number of Shares)
Shares sold                         5,447,267        23,077,399        6,958,178        28,533,861
Shares issued as reinvestment
 of dividends                         536,725         1,012,788          746,401         1,285,173
Shares redeemed                    (8,535,774)      (16,689,544)      (7,649,011)       (7,951,333)
                                 ------------     -------------     ------------     -------------
Net increase (decrease) in
 shares outstanding                (2,551,782)        7,400,643           55,568        21,867,701
                                 ============     =============     ============     =============
High Yield Fund ($)
Shares sold                      $ 30,963,451     $ 146,786,361     $ 39,234,960     $ 177,876,596
Shares issued as reinvestment
 of dividends                       3,062,240         6,265,752        4,242,645         7,911,056
Shares redeemed                   (48,378,370)     (106,793,532)     (43,202,515)      (48,182,705)
                                 ------------     -------------     ------------     -------------
Net increase (decrease) in
 shares outstanding              $(14,352,679)    $  46,258,581     $    275,090     $ 137,604,947
                                 ============     =============     ============     =============

                                       Class C Shares                  Class M Shares                   Class Q Shares
                                -----------------------------   -----------------------------   -----------------------------
                                 Six Months     June 1, 1999     Six Months         Year         Six Months     June 17, 1999
                                    Ended            to             Ended           Ended           Ended            to
                                Dec. 31, 1999   June 30, 1999   Dec. 31, 1999   June 30, 1999   Dec. 31, 1999   June 30, 1999
                                -------------   -------------   -------------   -------------   -------------   -------------
High Yield Fund
 (Number of Shares)
Shares sold                        1,062,843        93,124            68,340        2,189,902          --              30
Shares issued as reinvestment
 of dividends                         10,887            --           103,914          196,691          --              --
Shares redeemed                     (144,492)           --          (831,634)      (1,173,862)         --              --
                                 -----------      --------       -----------     ------------        ----             ---
Net increase (decrease) in
 shares outstanding                  929,238        93,124          (659,380)       1,212,731          --              30
                                 ===========      ========       ===========     ============        ====             ===
High Yield Fund ($)
Shares sold                      $ 5,993,560      $549,513       $   392,180     $ 13,575,288          --             $ 5
Shares issued as reinvestment
 of dividends                         61,344            58           592,258        1,217,509          --              --
Shares redeemed                     (810,025)           --        (4,700,976)      (7,119,713)         --              --
                                 -----------      --------       -----------     ------------        ----             ---
Net increase (decrease) in
 shares outstanding              $ 5,244,879      $549,571       $(3,716,538)    $  7,673,084          --             $ 5
                                 ===========      ========       ===========     ============        ====             ===

-------
Pilgrim
Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                         Class A Shares
                                 ---------------------------------------------------------
                                  Six Months      3 Months         Year         March 27,
                                    Ended           Ended         Ended          1998 to
                                   Dec. 31,       June 30,       March 31,      March 31,
                                     1999           1999           1999           1998
                                 -----------    -----------    ------------    -----------
High Yield Fund II
 (Number of Shares)
Shares sold                          266,067        126,155       2,218,475        173,791
Shares issued in merger                   --             --         326,993
Shares issued as reinvestments
 of dividends                         30,261         13,470          68,528             --
Shares redeemed                     (814,728)      (175,029)     (1,169,064)      (132,119)
                                 -----------    -----------    ------------    -----------
Net increase (decrease) in
 shares outstanding                 (518,400)       (35,404)      1,117,939        368,665
                                 ===========    ===========    ============    ===========
High Yield Fund II ($)
Shares sold                      $ 3,021,843    $ 1,487,541    $ 27,084,111    $ 2,188,791
Shares issued in merger                   --             --       4,153,263
Shares issued as reinvestments
 of dividends                        342,143        158,555         807,769             --
Shares redeemed                   (9,163,260)    (2,045,836)    (14,038,415)    (1,658,997)
                                 -----------    -----------    ------------    -----------
Net increase (decrease) in
 shares outstanding              $(5,799,274)   $  (399,740)   $ 13,853,465    $ 4,683,057
                                 ===========    ===========    ============    ===========

                                                        Class B Shares
                                 ---------------------------------------------------------
                                  Six Months      3 Months        Year         March 27,
                                     Ended          Ended         Ended         1998 to
                                   Dec. 31,       June 30,      March 31,      March 31,
                                     1999           1999          1999            1998
                                 -----------    -----------    ------------    -----------
High Yield Fund II
 (Number of Shares)
Shares sold                          418,199        191,304       3,516,788         89,467
Shares issued in merger                   --             --         612,536
Shares issued as reinvestments
 of dividends                         57,958         20,903          90,997             --
Shares redeemed                     (461,934)      (279,006)       (622,273)        (2,379)
                                 -----------    -----------    ------------    -----------
Net increase (decrease) in
 shares outstanding                   14,223        (66,799)      2,985,512        699,624
                                 ===========    ===========    ============    ===========
High Yield Fund II ($)
Shares sold                      $ 4,671,832    $ 2,244,780    $ 42,704,286    $ 1,136,299
Shares issued in merger                   --             --       7,772,553
Shares issued as reinvestments
 of dividends                        651,192        246,357       1,044,170             --
Shares redeemed                   (5,181,742)    (3,269,300)     (7,281,798)       (30,039)
                                 -----------    -----------    ------------    -----------
Net increase (decrease) in
 shares outstanding              $   141,282    $  (778,163)   $ 36,466,658    $ 8,878,813
                                 ===========    ===========    ============    ===========

                                                      Class C Shares
                                 ---------------------------------------------------------
                                 Six Months      3 Months          Year          March 27,
                                   Ended          Ended            Ended          1998 to
                                  Dec. 31,       June 30,        March 31,       March 31,
                                    1999           1999            1999            1998
                                 -----------    -----------    ------------    -----------
High Yield Fund II
 (Number of Shares)
Shares sold                          521,949         91,597       1,848,332         71,467
Shares issued in merger                   --             --         307,307
Shares issued as reinvestments
 of dividends                         29,683         11,731          67,635             --
Shares redeemed                     (650,159)      (310,405)       (468,704)            (7)
                                 -----------    -----------    ------------    -----------
Net increase (decrease) in
 shares outstanding              $   (98,527)      (207,077)      1,447,263        378,767
                                 ===========    ===========    ============    ===========
High Yield Fund II ($)
Shares sold                      $ 5,840,174    $ 1,078,810    $ 22,778,726    $   907,549
Shares issued in merger                   --             --       3,900,531
Shares issued as reinvestments
 of dividends                        333,684        138,399         775,897             --
Shares redeemed                   (7,264,459)    (3,633,914)     (5,466,380)           (91)
                                 -----------    -----------    ------------    -----------
Net increase (decrease) in
 shares outstanding              $(1,090,601)   $(2,416,705)   $ 18,088,243    $ 4,807,989
                                 ===========    ===========    ============    ===========

                                                    Class Q Shares
                                 -----------------------------------------------------
                                  Six Months      3 Months        Year       March 27,
                                     Ended         Ended          Ended       1998 to
                                   Dec. 31,       June 30,      March 31,    March 31,
                                     1999           1999          1999         1998
                                 -----------    -----------    -----------   ---------
High Yield Fund II
 (Number of Shares)
Shares sold                          704,740         21,272        668,988      2,205
Shares issued in merger                   --             --             --
Shares issued as reinvestments
 of dividends                         15,520          7,915         23,106     42,382
Shares redeemed                     (176,910)      (307,466)      (179,780)        --
                                 -----------    -----------    -----------    -------
Net increase (decrease) in
 shares outstanding                  543,350       (278,279)       512,314     44,587
                                 ===========    ===========    ===========    =======
High Yield Fund II ($)
Shares sold                      $ 7,821,437    $   249,643    $ 7,770,126    $28,000
Shares issued in merger                   --             --             --
Shares issued as reinvestments
 of dividends                        174,385         93,356        271,659         --
Shares redeemed                   (2,109,095)    (3,614,065)    (2,101,039)        --
                                 -----------    -----------    -----------    -------
Net increase (decrease) in
 shares outstanding              $ 5,976,727    $(3,271,066)   $ 5,940,746    $28,000
                                 ===========    ===========    ===========    =======

-------
Pilgrim
Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                         Class A Shares                                          Class B Shares
                     -----------------------------------------------------   ------------------------------------------------------
                                                            Year                                                   Year
                      Six Months    3 Months               Ended             Six Months     3 Months              Ended
                        Ended         Ended               March 31,            Ended          Ended              March 31,
                       Dec. 31,      June 30,    -------------------------    Dec. 31,       June 30,    -------------------------
                         1999         1999           1999         1998          1999           1999         1999          1998
                     -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
Balanced Fund
 (Number of Shares)
Shares sold              100,867        69,501       371,709       305,352        98,832        62,785       128,292       101,305
Shares issued as
 reinvestments
 of dividends            120,349         1,015        68,457        29,098        87,940           554        29,941         4,600
Shares redeemed          (71,488)      (70,425)     (281,697)     (307,910)      (73,340)      (12,468)      (73,515)      (37,270)
                     -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
Net increase in
 shares outstanding      149,729            91       158,469        26,540       113,433        50,871        84,718        68,635
                     ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========
Balanced Fund ($)
Shares sold          $ 1,806,927   $ 1,354,890   $ 7,068,981   $ 5,582,957   $ 1,912,311   $ 1,288,434   $ 2,447,844   $ 1,865,891
Shares issued as
 reinvestments
 of dividends          1,895,475        19,370     1,216,578       526,715     1,482,773        11,321       566,865        85,892
Shares redeemed       (1,299,179)   (1,361,704)   (5,289,069)   (5,615,525)   (1,381,961)     (256,849)   (1,364,447)     (681,006)
                     -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
Net increase in
 shares outstanding  $ 2,403,223   $    12,556   $ 2,996,490   $   494,147   $ 2,013,123   $ 1,042,906   $ 1,650,262   $ 1,270,777
                     ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========

                                         Class C Shares                                          Class Q Shares
                     -----------------------------------------------------   -----------------------------------------------------
                                                            Year                                                   Year
                      Six Months    3 Months               Ended             Six Months     3 Months              Ended
                        Ended         Ended               March 31,            Ended          Ended              March 31,
                       Dec. 31,      June 30,    -------------------------    Dec. 31,       June 30,    -------------------------
                         1999         1999           1999         1998          1999           1999         1999          1998
                     -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------

Balanced Fund
 (Number of Shares)
Shares sold               67,688       17,557        184,748        145,671         589         1,351         1,105         3,525
Shares issued as
 reinvestments of
 dividends               234,571          519        210,474         76,757       2,693            42         1,173           128
Shares redeemed         (155,721)     (47,391)      (259,419)      (267,567)       (548)         (781)       (1,882)         (106)
                     -----------    ---------    -----------    -----------    --------      --------      --------      --------
Net increase
 (decrease) in
 shares outstanding      146,538      (29,315)       135,803        (45,139)      2,734           612           396         3,547
                     ===========    =========    ===========    ===========    ========      ========      ========      ========
Balanced Fund ($)
Shares sold          $ 1,100,780    $ 324,318    $ 3,201,753    $ 2,671,793    $ 10,255      $ 25,940      $ 19,907      $ 67,581
Shares issued as
 reinvestments of
 dividends             3,549,698        9,545      3,603,550      1,410,891      42,059           798        20,611         3,310
Shares redeemed       (2,637,068)    (878,533)    (4,681,019)    (4,877,213)     (9,247)      (14,926)      (34,726)       (9,440)
                     -----------    ---------    -----------    -----------    --------      --------      --------      --------
Net increase
 (decrease) in
 shares outstanding  $ 2,013,410    $(544,670)   $ 2,124,284    $  (794,529)   $ 43,067      $ 11,812      $  5,792      $ 61,451
                     ===========    =========    ===========    ===========    ========      ========      ========      ========

-------
Pilgrim
Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                            Class A Shares
                                    -----------------------------------------------------------
                                                                               Year
                                     Six Months      3 Months                  Ended
                                       Ended           Ended                 March 31,
                                      Dec. 31,        June 30,     ----------------------------
                                        1999           1999            1999            1998
                                    ------------    -----------    ------------    ------------
Convertible Fund (Number of Shares)
Shares sold                              803,383        240,854       1,235,038         709,278
Shares issued as reinvestments
 of dividends                            419,390          8,766          84,764         154,229
Shares redeemed                         (980,890)      (106,071)       (795,095)       (323,387)
                                    ------------    -----------    ------------    ------------
Net increase in shares outstanding       241,882        143,549         524,707         540,120
                                    ============    ===========    ============    ============
Convertible Fund ($)
Shares sold                         $ 18,903,406    $ 5,446,752    $ 22,826,352    $ 12,820,279
Shares issued as reinvestments
 of dividends                          9,675,286        201,806       1,677,136       2,762,320
Shares redeemed                      (23,219,011)    (2,398,688)    (14,627,285)     (5,890,494)
                                    ------------    -----------    ------------    ------------
Net increase in shares outstanding  $  5,359,681    $ 3,249,870    $  9,876,203    $  9,692,105
                                    ============    ===========    ============    ============

                                                            Class B Shares
                                    -----------------------------------------------------------
                                                                               Year
                                     Six Months      3 Months                  Ended
                                       Ended           Ended                 March 31,
                                      Dec. 31,        June 30,     ----------------------------
                                        1999           1999            1999            1998
                                    ------------    -----------    ------------    ------------
Convertible Fund (Number of Shares)
Shares sold                               963,696        377,405       1,107,458       1,126,063
Shares issued as reinvestments
 of dividends                             441,007          4,334          36,617          50,922
Shares redeemed                          (301,168)      (155,682)       (468,699)       (158,706)
                                     ------------    -----------    ------------    ------------
Net increase in  shares outstanding     1,103,535        226,057         675,376       1,018,279
                                     ============    ===========    ============    ============
Convertible Fund ($)
Shares sold                          $ 24,703,537    $ 9,316,686    $ 22,988,795    $ 21,634,970
Shares issued as reinvestments
 of dividends                          11,067,194        108,485         774,835         972,857
Shares redeemed                        (7,597,394)    (3,833,777)     (9,912,927)     (3,026,200)
                                     ------------    -----------    ------------    ------------
Net increase in shares outstanding   $ 28,173,337    $ 5,591,394    $ 13,850,703    $ 19,581,627
                                     ============    ===========    ============    ============

                                                            Class C Shares
                                    -----------------------------------------------------------
                                                                               Year
                                     Six Months      3 Months                  Ended
                                       Ended           Ended                 March 31,
                                      Dec. 31,        June 30,     ----------------------------
                                        1999           1999            1999            1998
                                    ------------    -----------    ------------    ------------
Convertible Fund (Number of Shares)
Shares sold                              457,148        204,264          84,820         791,856
Shares issued as reinvestments
 of dividends                            589,483          3,236         110,911         407,608
Shares redeemed                         (325,484)      (276,138)       (881,082)       (672,422)
                                    ------------    -----------    ------------    ------------
Net increase (decrease) in shares
 outstanding                             721,147        (68,638)        114,649         527,042
                                    ============    ===========    ============    ============
Convertible Fund ($)
Shares sold                         $ 11,106,850    $ 4,732,365    $ 17,299,957    $ 14,822,064
Shares issued as reinvestments
 of dividends                         13,877,975         75,700       2,256,244       7,387,102
Shares redeemed                       (7,529,103)    (6,363,756)    (17,113,435)    (12,484,704)
                                    ------------    -----------    ------------    ------------
Net increase (decrease) in shares
 outstanding                        $ 17,455,722    $(1,555,691)   $  2,442,766    $  9,724,462
                                    ============    ===========    ============    ============

                                                            Class C Shares
                                    ----------------------------------------------------------
                                                                              Year
                                     Six Months      3 Months                 Ended
                                       Ended           Ended                March 31,
                                      Dec. 31,        June 30,     ---------------------------
                                        1999           1999            1999           1998
                                    ------------    -----------    ------------   ------------
Convertible Fund (Number of Shares)
Shares sold                              451,591        393,267        423,276        111,297
Shares issued as reinvestments
 of dividends                            136,398          3,568         16,065         28,400
Shares redeemed                          (86,875)       (29,839)      (410,737)       (59,172)
                                    ------------    -----------    -----------    -----------
Net increase (decrease) in shares
 outstanding                             501,114        366,996         28,604         80,525
                                    ============    ===========    ===========    ===========
Convertible Fund ($)
Shares sold                         $ 10,644,252    $ 8,618,236    $ 8,043,910    $ 1,905,912
Shares issued as reinvestments
 of dividends                          3,045,349         79,431        304,178        490,423
Shares redeemed                       (1,962,312)      (655,742)    (7,680,884)    (1,019,145)
                                    ------------    -----------    -----------    -----------
Net increase (decrease) in shares
 outstanding                        $ 11,727,289    $ 8,041,925    $   667,204    $ 1,377,190
                                    ============    ===========    ===========    ===========

-------
Pilgrim
Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

NOTE 11 -- CUSTODIAL AGREEMENT

Investors Fiduciary Trust Company ("IFTC") serves as the Funds' custodian and recordkeeper. Custody fees paid to IFTC are reduced by an earnings credit based on the cash balances held by IFTC for each of the Funds. For the six months ended December 31, 1999 the Funds received the following earnings credits:

MagnaCap Fund                           $   865
LargeCap Growth Fund                      6,054
MidCap Growth Fund                        1,615
SmallCap Growth Fund                         --
Worldwide Growth Fund                        --
International Core Growth Fund               --
International SmallCap Growth Fund           --
Emerging Countries Fund                      --
Strategic Income Fund                       208
High Yield Fund                           3,580
High Yield Fund II                        2,492
Balanced Fund                               383
Convertible                              16,119

NOTE 12 -- SUBSEQUENT EVENTS

On January 28, 2000 Pilgrim Investments, Inc. notified Nicholas-Applegate Capital Management ("NACM") of its intention to terminate NACM as sub-advisor to the Pilgrim MidCap Growth Fund and Pilgrim SmallCap Growth Fund, effective March 31, 2000. Beginning April 1, 2000, Pilgrim Investments, Inc. will advise the Funds directly.

On   November   16,  1999  the  Board  of  Trustees   approved   the   following
reorganizations:

*  Pilgrim High Yield III Fund merging into Pilgrim High Yield II Fund

* Pilgrim Government Securities Fund merging into Pilgrim Government Securities Income fund

* Pilgrim Income & Growth Fund and Pilgrim Balance Sheet Opportunities Fund merging into Pilgrim Balanced Fund.

Proxy statements dated February 8, 2000 for these reorganizations have been mailed to the shareholders. Special Meetings of shareholders are to be held on March 24, 2000 to approve such reorganizations. Upon approval, the reorganizations will occur after the close of business on March 31, 2000.

Subsequent to December 31, 1999, the following funds declared dividends from net investment income of:

                  Per Share
                   Amount        Payable Date          Record Date
                   ------        ------------          -----------
High Yield Fund
Class A            $0.0500     January 5, 2000     December 31, 1999
Class B            $0.0460     January 5, 2000     December 31, 1999
Class C            $0.0470     January 5, 2000     December 31, 1999
Class M            $0.0470     January 5, 2000     December 31, 1999
Class Q            $0.0500     January 5, 2000     December 31, 1999
Class A            $0.0500    February 3, 2000      January 31, 2000
Class B            $0.0460    February 3, 2000      January 31, 2000
Class C            $0.0460    February 3, 2000      January 31, 2000
Class M            $0.0470    February 3, 2000      January 31, 2000
Class Q            $0.0500    February 3, 2000      January 31, 2000

Strategic Income Fund
Class A            $0.0800     January 5, 2000     December 31, 1999
Class B            $0.0760     January 5, 2000     December 31, 1999
Class C            $0.0750     January 5, 2000     December 31, 1999
Class Q            $0.0810     January 5, 2000     December 31, 1999
Class A            $0.0760    February 3, 2000      January 31, 2000
Class B            $0.0720    February 3, 2000      January 31, 2000
Class C            $0.0720    February 3, 2000      January 31, 2000
Class Q            $0.0770    February 3, 2000      January 31, 2000

High Yield Fund II (*)
Class A            $0.0870     January 5, 2000           Daily
Class B            $0.0810     January 5, 2000           Daily
Class C            $0.0810     January 5, 2000           Daily
Class Q            $0.0880     January 5, 2000           Daily
Class A            $0.0940    February 1, 2000           Daily
Class B            $0.0880    February 1, 2000           Daily
Class C            $0.0880    February 1, 2000           Daily
Class Q            $0.0950    February 1, 2000           Daily

----------
(*) Per share amount indicates monthly cumulative income.

Pilgrim
MagnaCap
Fund

         PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                Market
Shares                                          Value
------                                          -----

COMMON STOCKS: 96.51%
                 Aerospace/Defense: 1.85%
    153,750      Honeywell
                 International, Inc.         $ 8,869,453
                                             -----------
                 Banks: 4.42%
     50,000      Bank of America Corp.         2,509,375
     65,000      Chase Manhattan Corp.         5,049,688
     99,200      Comerica, Inc.                4,631,400
     90,000      Fleet Boston Financial
                 Corp.                         3,133,125
    150,000      UnionBanCal Corp.             5,915,625
                                             -----------
                                              21,239,213
                                             -----------
                 Beverages: 2.57%
     75,000      Anheuser-Busch
                 Companies, Inc.               5,315,625
    200,000      Pepsico, Inc.                 7,050,000
                                             -----------
                                              12,365,625
                                             -----------
                 Chemicals: 2.69%
     70,030      Du Pont (E.I.) de
                 Nemours                       4,613,226
    165,100      Praxair, Inc.                 8,306,594
                                             -----------
                                              12,919,820
                                             -----------
                 Commercial Services: 1.00%
    205,000      Equifax, Inc.                 4,830,313
                                             -----------
                 Computers: 7.57%
     50,000 @    Cisco Systems, Inc.           5,356,250
    180,000      Compaq Computer Corp.         4,871,250
     80,000 @    Computer Sciences Corp.       7,570,000
     85,000      Hewlett-Packard Co.           9,684,688
    115,000 @    Sun Microsystems, Inc.        8,905,312
                                             -----------
                                              36,387,500
                                             -----------
                 Distribution/Wholesale: 1.50%
     79,000 @    Costco Wholesale Corp.        7,208,750
                                             -----------
                 Diversified Financial Services: 4.02%
    230,000      Alliance Capital
                 Management Holdings           6,885,625
     97,500      Citigroup, Inc.               5,417,344
     60,000      Fannie Mae                    3,746,250
     70,000      Freddie Mac                   3,294,375
                                             -----------
                                              19,343,594
                                             -----------
                 Electric: 1.98%
    120,000      Duke Energy Corp.             6,015,000
    150,000      Southern Co.                  3,525,000
                                             -----------
                                               9,540,000
                                             -----------
                 Electrical Components &
                 Equipment: 0.66%
     55,000      Emerson Electric Co.        $ 3,155,625
                                             -----------
                 Food: 2.22%
    130,000      Heinz (H.J.) Co.              5,175,625
    250,000      Sara Lee Corp.                5,515,625
                                             -----------
                                              10,691,250
                                             -----------
                 Health Care: 3.86%
    137,000      Baxter International, Inc.    8,605,313
    107,000      Johnson & Johnson             9,964,375
                                             -----------
                                              18,569,688
                                             -----------
                 Household Products/Wares: 2.22%
    146,500      Avery Dennison Corp.         10,676,188
                                             -----------
                 Insurance: 6.30%
    270,000      Aflac, Inc.                  12,740,621
     65,000      American General Corp.        4,931,875
     64,687      American International
                 Group                         6,994,282
     58,800      Marsh & McLennan Cos.         5,626,425
                                             -----------
                                              30,293,203
                                             -----------
                 Leisure Time: 2.31%
    125,000      Carnival Corp.                5,976,563
     80,000      Harley-Davidson, Inc.         5,125,000
                                             -----------
                                              11,101,563
                                             -----------
                 Machinery-Diversified: 2.09%
    120,000      Dover Corp.                   5,445,000
     90,000      Parker Hannifin Corp.         4,618,125
                                             -----------
                                              10,063,125
                                             -----------
                 Media: 3.35%
    155,000      New York Times Co.            7,614,375
    290,000      Walt Disney (Hldgs) Co.       8,482,500
                                             -----------
                                              16,096,875
                                             -----------
                 Metals-Diversified: 0.43%
     25,000      Alcoa, Inc.                   2,075,000
                                             -----------
                 Manufacturing: 3.45%
     65,000      General Electric Co.         10,058,750
    167,500      Tyco International Ltd.       6,511,563
                                             -----------
                                              16,570,313
                                             -----------
                 Oil & Gas Producers: 5.90%
     98,000      Atlantic Richfield Co.      $ 8,477,000
     82,000      Chevron Corp.                 7,103,250
    161,413      Conoco, Inc.                  4,015,148
    116,933      Total Fina SA ADR             8,097,610
     20,134      Transocean Sedco
                 Forex, Inc.                     678,278
                                             -----------
                                              28,371,286
                                             -----------
                 Oil & Gas Services: 1.80%
     69,700      Halliburton Co.               2,805,425
    104,000      Schlumberger Ltd.             5,850,000
                                             -----------
                                               8,655,425
                                             -----------
                 Pharmaceuticals: 5.16%
    192,000      Abbott Laboratories           6,972,000
    142,000      Bristol-Myers Squibb Co.      9,114,625
     61,100      Merck & Co., Inc.             4,097,519
    110,000      Schering-Plough Corp.         4,640,625
                                             -----------
                                              24,824,769
                                             -----------
                 Retail: 10.27%
     20,000      Dayton-Hudson Corp.           1,468,750
    175,500      Home Depot, Inc.             12,032,719
    120,000      Lowe's Companies              7,170,000
    290,000      McDonald's Corp.             11,690,625
    165,000 @    Tricon Global
                 Restaurants, Inc.             6,373,125
    154,000      Wal-Mart Stores, Inc.        10,645,250
                                             -----------
                                              49,380,469
                                             -----------
                 Savings & Loans: 2.38%
    242,865      Charter One Financial, Inc.   4,644,793
    109,200      Golden West Financial Corp.   3,658,200
    120,000      Washington Mutual, Inc.       3,120,000
                                             -----------
                                              11,422,993
                                             -----------
                 Semiconductors: 2.05%
     30,000 @    Altera Corp.                  1,486,875
    102,000      Intel Corp.                   8,395,875
                                             -----------
                                               9,882,750
                                             -----------
                 Software: 3.42%
    224,000      Automatic Data
                 Processing                   12,068,000
     55,000 @    BMC Software, Inc.            4,396,563
                                             -----------
                                              16,464,563
                                             -----------
     40,000      Nokia OYJ ADR                 7,600,000
    138,000 @    Tellabs, Inc.                 8,857,875
                                             -----------
                                              16,457,875
                                             -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
MagnaCap
Fund

   PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                              Market
Shares                                        Value
------                                        -----
                 Telephone: 6.70%
     60,000      Alltel Corp.             $  4,961,250
    120,000      AT&T Corp.                  6,090,000
     90,000      Bell Atlantic Corp.         5,540,625
     30,000      GTE Corp.                   2,116,875
    135,000 @    MCI Worldcom, Inc.          7,163,438
    130,500      SBC Communications,
                 Inc.                        6,361,875
                                          ------------
                                            32,234,063
                                          ------------
                 Tobacco: 0.92%
    190,000      Philip Morris
                 Companies, Inc.             4,405,625
                                          ------------
                 Total Common Stocks
                 (Cost $315,814,870)       464,096,916
                                          ------------
RIGHTS: 0.00%
    192,000 @    Abbott Labs Rights                 --
                 Total Long-Term
                 Investments
                 (Cost $315,814,870)       464,096,916
                                          ------------

Principal
Amount                                               Value
------                                               -----

SHORT-TERM INVESTMENTS: 3.77%
                 Commercial Paper: 3.77%
$18,130,000      Union Bank of Switzerland
                 4.00%, due 01/03/2000           $  18,125,971
                 Total Short-Term
                 Investments (Cost
                 $18,125,971)                       18,125,971
                                                 -------------
                 Total Investments
                 in Securities
                 (Cost $333,940,841)*  100.28%     482,222,887
                 Other Assets and

                 Liabilities, Net       -0.28%      (1,340,051)
                                       ------    -------------
                  Net Assets           100.00%   $ 480,882,836
                                       ======    =============

@ -- Non-income producing security

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                 Gross Unrealized Appreciation   $ 160,334,455
                 Gross Unrealized Depreciation     (12,052,409)
                                                 -------------
                 Net Unrealized Appreciation     $ 148,282,046
                                                 =============

                 See Accompanying Notes to Financial Statements

Pilgrim
LargeCap
Growth
Fund

         PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                 Market
Shares               Industry/Issuer             Value
------               ---------------             -----

COMMON STOCKS: 96.06%
                 Biotechnology: 5.76%
    202,600 @    Amgen, Inc.                 $ 12,168,663
    102,100 @    Genentech, Inc.               13,732,450
                                             ------------
                                               25,901,113
                                             ------------
                 Computers: 8.25%
    134,400 @    Cisco Systems                 14,397,600
     79,100      International Business
                 Machines                       8,542,800
    182,800 @    Sun Microsystems              14,155,575
                                             ------------
                                               37,095,975
                                             ------------
                 Diversified Financial Services: 2.97%
    240,500      Citigroup, Inc.               13,362,781
                                             ------------
                 Electronics: 4.56%
    265,300 @    Agilent Technologies, Inc.    20,511,006
                                             ------------
                 Entertainment: 3.19%
    285,600      MGM Grand, Inc.               14,369,250
                                             ------------
                 Home Furnishings: 3.51%
     55,400      Sony Corp. ADR                15,775,150
                                             ------------
                 Media: 5.18%
    239,212 @    AT & T Corp. Liberty Media    13,575,281
    444,400 @    Charter Communications,
                 Inc.                           9,721,250
                                             ------------
                                               23,296,531
                                             ------------
                 Miscellaneous Manufacturing: 3.18%
    111,100      Corning, Inc.                 14,324,956
                                             ------------
                 Retail: 6.52%
    217,500      Home Depot, Inc.              14,912,344
    208,800      Wal-Mart Stores, Inc.         14,433,300
                                             ------------
                                               29,345,644
                                             ------------
                 Semiconductors: 6.07%
    112,800 @    Applied Materials, Inc.       14,290,350
    134,300      Texas Instruments, Inc.       13,010,313
                                             ------------
                                               27,300,663
                                             ------------
                 Software: 11.83%
    134,200 @    America Online, Inc.          10,123,713
     50,400 @    CMGI, Inc.                    13,954,500
    120,900 @    Microsoft Corp.               14,115,075
    134,200 @    Oracle Corp.                  15,038,788
                                             ------------
                                               53,232,076
                                             ------------
                 Telecommunication Equipment: 13.39%
    187,025      Lucent Technologies         $ 13,991,809
     97,900      Motorola, Inc.                14,415,775
     78,200      Nokia Corp. ADR               14,858,000
     96,400 @    Qualcomm, Inc.                16,990,500
                                             ------------
                                               60,256,084
                                             ------------
                 Telecommunications: 12.75%
    132,000 @    General Motors Corp.          12,672,000
    172,600 @    Infonet Services Corp.         4,530,750
    132,300 @    Nextel Communications, Inc.   13,643,438
    340,400 @    Qwest Communications
                 International                 14,637,200
    115,800 @    Sprint Corp.                  11,869,500
                                             ------------
                                               57,352,888
                                             ------------
                 Telephone: 6.25%
     98,300      Alltel                         8,128,181
    230,700      AT & T Corp.                  11,708,028
    155,700 @    MCI Worldcom, Inc.             8,261,831
                                             ------------
                                               28,098,040
                                             ------------
                 Transportation: 2.65%
    172,800      United Parcel Service, Inc.   11,923,200
                                             ------------
                 Total Common Stocks
                  $297,304,300)               432,145,351
                                             ------------

Principal
Amount                                                 Value
------                                                 -----

SHORT-TERM INVESTMENTS: 5.09%
                 Repurchase Agreements: 5.09%
$22,913,000      State Stree Repurchase
                 Agreement, 3.00% due
                 01/03/00 (Collateralized
                 by $19,240,000 U.S.
                 Treasury Notes, 8.50%
                 Market Value $23,376,600,
                 Due 02/15/2020)                $  22,913,000
                 Total Short-Term
                 Investments (Cost
                 $22,913,000)                      22,913,000
                                                -------------
                 Total Investments
                 in Securities
                 (Cost

                 $320,217,300)*        101.15%    455,058,351
                 Cash and Other
                 Assets in
                 Excess of
                 Liabilities-Net        -1.15%     (5,158,887)
                                      -------    ------------
                 Total Net Assets       100.0%   $449,899,464
                                      =======    ============

@ Non-income producing security
ADR -- American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation   $ 136,445,388
                   Gross Unrealized Depreciation      (1,604,337)
                                                   -------------
                   Net Unrealized Appreciation     $ 134,841,051
                                                   =============

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Growth
Fund

         PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                  Market
Shares                 Industry/Issuer            Value
------                 ---------------            -----
COMMON STOCKS: 98.58%
                   Advertising: 0.78%
       33,800      Omnicom Group               $ 3,380,000
                                               -----------
                   Applications Software: 3.14%
       42,700 @    Citrix Systems, Inc.          5,252,100
       63,300 @    Peregrine Systems, Inc.       5,230,163
       36,300 @    Siebel Systems, Inc.          3,049,200
                                               -----------
                                                13,531,463
                                               -----------
                   Biotechnology: 4.94%
       19,500 @    Affymetrix, Inc.              3,308,906
       27,200 @    Biogen, Inc.                  2,298,400
       46,100 @    Genentech, Inc.               6,200,450
       47,900 @    Immunex Corp.                 5,245,050
       28,300 @    PE Corp.-Celera Genomics      4,216,700
                                               -----------
                                                21,269,506
                                               -----------
                   Commercial Services: 1.21%
       84,750 @    Concord EFS, Inc.             2,182,313
       36,100 @    Medical Manager Corp.         3,041,425
                                               -----------
                                                 5,223,738
                                               -----------
                   Computer Software: 1.67%
       38,800 @    Mercury Interactive Corp.     4,187,975
       14,600 @    Va Linux, Inc.                3,016,725
                                               -----------
                                                 7,204,700
                                               -----------
                   Computers: 13.21%
       83,800 @    3-Com Corp.                   3,938,600
       27,200 @    Apple Computer, Inc.          2,796,500
       20,800 @    Brocade Communications
                   System                        3,681,600
        9,100 @    Foundry Networks, Inc.        2,745,356
      101,200 @    Network Appliance, Inc.       8,405,925
       18,200 @    Redback Networks              3,230,500
       75,000 @    VeriSign, Inc.               14,320,312
      105,050 @    Veritas Software Corp.       15,035,281
       34,800 @    Visual Networks, Inc.         2,757,900
                                               -----------
                                                56,911,974
                                               -----------
                   Diversified Financial Services: 1.86%
       41,200      Capital One Financial Corp.   1,985,325
       76,700 @    Knight/Trimark Group, Inc.    3,528,200
       29,700      Lehman Brothers
                   Holdings, Inc.                2,515,219
                                               -----------
                                                 8,028,744
                                               -----------
                   Electric: 1.29%
       46,600 @    AES Corp.                   $ 3,483,350
       32,200 @    Calpine Corp.                 2,060,800
                                               -----------
                                                 5,544,150
                                               -----------
                   Electronics: 5.66%
       66,200 @    Analog Devices                6,156,600
       79,400 @    Maxim Integrated Products     3,746,687
       47,800      PE Corp.-PE Biosystems
                   Group                         5,750,938
       24,700 @    Sanmina Corp.                 2,466,913
       48,700 @    Teradyne, Inc.                3,214,200
       58,300 @    Vitesse Semiconductor Corp.   3,057,106
                                               -----------
                                                24,392,444
                                               -----------
                   Enterprise Software/Service: 2.39%
       50,700 @    BMC Software, Inc.            4,052,831
       36,700 @    BroadVision, Inc.             6,241,294
                                               -----------
                                                10,294,125
                                               -----------
                   Internet Content: 8.31%
       42,800 @    CMGI, Inc.                   11,850,250
       13,500 @    Doubleclick, Inc.             3,416,344
       55,800 @    Internet Capital Group LLC    9,486,000
       50,800 @    Network Solutions, Inc.      11,052,175
                                               -----------
                                                35,804,769
                                               -----------
                   Internet Software: 10.71%
        8,250 @    Akamai Technologies, Inc.     2,702,906
       26,000 @    Ariba, Inc.                   4,611,752
       22,900 @    Cacheflow, Inc.               2,992,744
       50,800 @    Covad Communications
                   Group, Inc.                   2,841,625
       42,100 @    Espeed, Inc.                  1,497,181
       91,400 @    Exodus Communications, Inc.   8,117,462
       23,500 @    F5 Networks, Inc.             2,679,000
       30,500 @    Internap Network Services     5,276,500
       54,200 @    RealNetworks, Inc.            6,520,938
       63,100 @    Verio, Inc.                   2,914,431
       36,800 @    Vignette Corp.                5,998,400
                                               -----------
                                                46,152,939
                                               -----------
                   Media: 4.56%
            0 @    Clear Channel
                   Communications              $        15
       30,900 @    Hispanic Broadcasting
                   Corp.                         2,849,559
       48,700 @    Spanish Broadcasting System   1,960,175
       80,600 @    TV Guide, Inc.                3,465,800
       35,800 @    Univision Communications,
                   Inc.                          3,658,313
       63,300 @    USA Networks, Inc.            3,497,325
       55,500 @    Westwood One, Inc.            4,218,000
                                               -----------
                                                19,649,187
                                               -----------
                   Oil & Gas Producers: 1.71%
       56,000      Apache Corp.                  2,068,500
      136,000      Ensco International, Inc.     3,111,000
      101,500 @    Rowan Cos., Inc.              2,201,281
                                               -----------
                                                 7,380,781
                                               -----------
                   Oil & Gas Services: 2.07%
       82,400 @    BJ Services Co.               3,445,350
       54,400 @    Smith International, Inc.     2,703,000
       69,100 @    Weatherford
                   International, Inc.           2,759,681
                                               -----------
                                                 8,908,031
                                               -----------
                   Packaging & Containers: 0.68%
      119,500 @    Smurfit-Stone
                   Container Corp.               2,927,750
                                               -----------
                   Pharmaceuticals: 3.49%
       61,000 @    Forest Laboratories --
                   Class A                       3,747,687
       53,400 @    Medimmune, Inc.               8,857,725
       67,900 @    Watson Pharmaceutical, Inc.   2,431,669
                                               -----------
                                                15,037,081
                                               -----------
                   Retail: 2.90%
       34,100 @    American Eagle Outfitters     1,534,500
        7,100 @    Freemarkets, Inc.             2,423,319
       37,500 @    Kohls Corp.                   2,707,031
       97,650 @    Pacific Sunwear Of
                   California                    3,143,109
      110,800 @    Starbucks Corp.               2,686,900
                                               -----------
                                                12,494,859
                                               -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Growth
Fund

   PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                 Market
Shares                Industry/Issuer            Value
------                ---------------            -----

                   Semiconductor: 7.79%
      35,100 @     Applied Micro Circuits
                   Corp.                      $  4,466,475
      14,200 @     Broadcom Corp.                3,867,725
     102,200 @     Conexant Systems, Inc.        6,783,525
      32,500 @     Lam Research Corp.            3,625,781
      79,800 @     LSI Logic Corp.               5,386,500
      25,900 @     Qlogic Corp.                  4,140,762
     116,600 @     Xilinx, Inc.                  5,301,656
                                              ------------
                                                33,572,424
                                              ------------
                   Telecommunication Equipment: 8.68%
     148,600 @     Ciena Corp.                   8,544,500
      25,800 @     Comverse Technology, Inc.     3,734,550
      69,000 @     JDS Uniphase Corp.           11,130,563
      80,500 @     Metromedia Fiber
                   Network, Inc.                 3,858,969
      37,600 @     Next Level Communications,
                   Inc.                          2,815,300
      68,700 @     RF Micro Devices, Inc.        4,701,656
       8,500 @     Sycamore Networks, Inc.       2,618,000
                                              ------------
                                                37,403,538
                                              ------------
                   Telecommunications: 10.74%
     114,200 @     Crown Castle
                   International Corp            3,668,675
      47,800 @     Echostar Communications
                   Corp.                         4,660,500
      60,100 @     McLeodUSA, Inc.               3,538,387
      71,800 @     Nextel Communications, Inc.   7,404,375
      97,200 @     Time Warner Telecom, Inc.     4,853,925
     118,300 @     Voicestream Wireless
                   Corporation                  16,835,569
      70,800 @     Winstar Communications,
                   Inc.                          5,301,150
                                              ------------
                                                46,262,581
                                              ------------
                   Telephone: 0.79%
      40,800 @     Nextlink Communications       3,388,950
                                              ------------
                   Total Common Stocks
                   (Cost $213,609,918)         424,763,734
                                              ------------

Principal
Amount                                                 Value
------                                                 -----

SHORT-TERM INVESTMENTS: 2.52%
                  Repurchase Agreements: 2.52%
$10,855,000       State Stree Repurchase
                  Agreement, 3.00% due
                  01/03/00 (Collateralized
                  by $9,115,000 U.S.
                  Treasury Notes, 8.50%
                  Market Value
                  $11,074,725, Due
                  02/15/2020)                     $  10,855,000
                                                  -------------
                  Total Short-Term
                  Investments (Cost
                  $10,855,000)                       10,855,000
                                                  -------------
                  Total Investments
                  in Securities
                  (Cost
                  $224,464,918)*         101.10%    435,618,734
                  Cash and Other
                  Assets in
                  Excess of
                  Liabilities -- Net      -1.10%     (4,732,437)
                                         ------   -------------
                  Total Net Assets        100.0%  $ 430,886,297
                                         ======   =============

@  Non-income producing security

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation   $ 213,832,492
                  Gross Unrealized Depreciation      (2,678,676)
                                                  -------------
                  Net Unrealized Appreciation     $ 211,153,816
                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Growth
Fund

          PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                 Market
Shares                Industry/Issuer             Value
------------      --------------------------   ------------
COMMON STOCKS: 99.10%
                  Advertising: 1.17%
      40,600 @    Getty Images, Inc.            $ 1,984,325
      57,300 @    Valuevision
                  International, Inc. --
                  Class A                         3,284,006
                                                -----------
                                                  5,268,331
                                                -----------
                  Airlines: 0.12%
      10,600 @    Mesaba Holdings, Inc.             121,238
      14,200      Skywest, Inc.                     397,600
                                                -----------
                                                    518,838
                                                -----------
                  Apparel: 0.60%
       1,800 @    Cutter & Buck, Inc.                27,225
      51,000 @    Timberland Co. --
                  Class A                         2,696,625
                                                -----------
                                                  2,723,850
                                                -----------
                  Applications Software: 2.05%
      16,500 @    Exchange Applications             921,937
      24,600 @    Hnc Software, Inc.              2,601,450
       9,200 @    Inso Corp.                        296,700
      32,250 @    National Instruments
                  Corp.                           1,233,563
       5,000 @    Ondisplay, Inc.                   454,375
      42,400 @    Peregrine Systems, Inc.         3,503,300
       2,200 @    Quest Software, Inc.              224,400
                                                -----------
                                                  9,235,725
                                                -----------
                  Auto Manufacturers: 0.09%
      14,400      Oshkosh Truck Corp.               422,100
                                                -----------
                  Banks: 0.38%
      20,200      City National Corp.               665,337
      30,800      Peoples Heritage
                  Financial Group                   463,925
      33,173      Provident Bank                    574,308
                                                -----------
                                                  1,703,570
                                                -----------
                  Beverage: 0.28%
      25,100 @    Canandaigua Brands,
                  Inc.                            1,280,100
                                                -----------
                  Biotechnology: 2.47%
       9,450 @    Affymetrix, Inc.              $ 1,603,546
      17,800 @    Cell Genesys, Inc.                228,062
      12,800 @    Curagen Corp.                     892,800
      40,600 @    Idec Pharmaceuticals            3,988,950
         900 @    Invitrogen Corp.                   54,000
       5,800 @    Maxygen, Inc.                     411,800
      24,450 @    Millennium
                  Pharmaceuticals                 2,982,900
         500 @    Myriad Genetics, Inc.              23,000
      13,300 @    Protein Design Labs,
                  Inc.                              931,001
                                                -----------
                                                 11,116,059
                                                -----------
                  Building Materials: 0.23%
      36,300 @    Dal-tile Int'l, Inc.              367,538
       8,500      Elcor Corp.                       256,062
       9,400 @    Simpson Manufactoring
                  Co, Inc.                          411,250
                                                -----------
                                                  1,034,850
                                                -----------
                  Chemicals: 0.55%
      37,300      Georgia Gulf Corp.              1,135,319
      20,100      Macdermid, Inc.                   825,356
      16,700      Spartech Corp.                    538,575
                                                -----------
                                                  2,499,250
                                                -----------
                  Commercial Services: 4.84%
       8,100 @    Agency.com, Ltd.                  413,100
      13,000 @    Forrester Research, Inc.          895,375
      17,000      Hooper Holmes Inc.                437,750
       9,800 @    Hotjobs.com, Ltd.                 428,137
      43,600 @    Korn/Ferry International        1,585,950
       4,400 @    Luminant Worldwide

                  Corp.                             200,200
     112,200 @    Mail-Well, Inc.                 1,514,700
      13,400 @    Managemtent Network

                  Group, Inc.                       437,175
      14,200 @    National Equipment
                  Services                           88,750
      25,200 @    Navisite, Inc.                  2,520,000
      34,500 @    NCO Group, Inc.                 1,039,312
                                                -----------
       2,200 @    Newgen Results                     23,238
      59,410 @    Nova Corp./Georgia              1,875,128
      18,300 @    On Assignment, Inc.               546,713
       6,300 @    Personnel Group Of

                  America, Inc.                      63,788
      32,700 @    Razorfish, Inc.                 3,110,587
       4,600 @    Scient Corp.                      397,613
      30,600      Sotheby's Holdings --
                  Class A                           918,000
      19,800 @    Startek, Inc.                     717,750
      22,800 @    Teletech Holdings, Inc.           768,431
      17,550 @    Tickets.com, Inc.                 251,184
      62,600 @    Usweb Corp.                     2,781,788
      18,700 @    Xceed, Inc.                       776,050
                                                -----------
                                                 21,790,719
                                                -----------
                  Computer Software: 8.09%
      27,100 @    Aspect Development,
                  Inc.                          $ 1,856,350
      32,700 @    AVT Corp.                       1,536,900
      42,600 @    Bindview Development            2,116,688
      18,700 @    Brio Technology, Inc.             785,400
      20,800 @    Broadbase Software,
                  Inc.                            2,340,000
       4,900 @    Bsquare Corp.                     205,494
      34,300 @    Business Objects                4,583,338
      19,900 @    Daleen Technologies,
                  Inc.                              435,313
       4,900 @    E.piphany, Inc.                 1,093,313
       4,900 @    Jacada, Ltd.                      136,588
       4,400 @    Kana Communications,
                  Inc.                              902,000
                                                -----------
      36,800 @    Macromedia, Inc.                2,691,000
                                                -----------
      74,900 @    Mercury Interactive
                  Corp.                           8,084,519
       6,900 @    Metasolv Software, Inc.           564,075
      22,900 @    Mission Crtical
                  Software                        1,603,000
       9,400 @    OpenTV Corp.                      754,349
      18,800 @    Pinnacle Systems, Inc.            764,925
       7,500 @    Pivotal Corp.                     316,875
      27,400 @    Puma Technology, Inc.           3,579,125
      13,800 @    Quintus Corp.                     633,074
       6,200 @    Vitria Technology, Inc.         1,450,800
                                                -----------
                                                 36,433,126
                                                -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Growth
Fund

    PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                 Market
Shares                                            Value
------------                                   -----------
                  Computers: 8.23%
      30,000 @    Advanced Digital Info
                  Corp.                        $ 1,458,750
      35,200 @    Affiliated Computer
                  Services                       1,619,200
      48,500 @    Ancor
                  Communications,
                  Inc.                           3,291,938
      20,600 @    Black Box Corp.                1,380,200
       3,600 @    Cobalt Networks, Inc.            390,150
      36,500 @    Concurrent Computer
                  Corp.                            682,094
       3,300 @    Crossroads Systems,
                  Inc.                             278,850
      27,000      Elbit, Ltd.                      477,563
      19,800 @    Emulex Corp.                   2,227,500
      13,500      Factset Research
                  Systems                        1,074,938
       9,400 @    Gadzoox Networks,
                  Inc.                             409,488
      68,800 @    ISS Group, Inc.                4,893,400
      24,200 @    IXL Enterprises, Inc.          1,343,100
       7,200 @    McAfee.com Corp.                 324,000
      25,100 @    M-Systems Flash Disk
                  Pioneer                          825,163
      18,700 @    Netegrity, Inc.                1,064,731
       4,900 @    Netsolve, Inc.                   154,350
       8,700 @    Paradyne Networks,
                  Inc.                             237,075
       4,900 @    Predictive Systems, Inc.         320,950
      17,800 @    QRS Corp.                      1,856,763
       2,200 @    Rainmaker Systems,
                  Inc.                              44,550
      53,500 @    S3, Inc.                         618,593
       8,900 @    Silicon Storage
                  Technology                       367,125
      11,600 @    Sonicwall, Inc.                  466,900
      35,600 @    Sykes Enterprises, Inc.        1,561,950
      46,800 @    Technology Solutions
                  Co.                            1,532,700
      44,100 @    Visual Networks, Inc.          3,494,924
      20,100 @    Whittman-Hart, Inc.            1,077,863
      48,000 @    Xircom                         3,600,000
                                               -----------
                                                37,074,808
                                               -----------
                  Data Processing/Mgmt: 1.18%
      50,000 @    Documentum, Inc.               2,993,750
      53,300      Reynolds & Reynolds            1,199,250
       9,400      SEI Investments Co.            1,118,747
                                               -----------
                                                 5,311,747
                                               -----------
                  Distribution/Wholesale: 0.13%
      44,500 @    Brightpoint, Inc.                584,063
                                               -----------
                  Diversified Financial Services: 0.50%
      16,000 @    Affiliated Managers
                  Group                        $   647,000
       8,900      London Pacific Group             320,400
      35,500      Metris Companies, Inc.         1,266,906
                                               -----------
                                                 2,234,306
                                               -----------
                  Educational Software: 0.45%
      60,600 @    CBT Group
                  Plc-sponsored ADR              2,030,100
                                               -----------
                  Educational Components &
                  Equipment: 0.85%
      39,900 @    C-Cube Microsystems            2,483,775
      29,700 @    Power-one, Inc.                1,360,631
                                               -----------
                                                 3,844,406
                                               -----------
                  Electronics: 5.65%
       9,700 @    Amphenol Corp.                   645,656
      25,500 @    Credence Systems
                  Corp.                          2,205,750
      15,900      CTS Corp.                      1,198,463
      42,100 @    Cymer, Inc.                    1,936,600
      18,400 @    DII Group, Inc.                1,305,825
      24,700 @    DSP Group, Inc.                2,297,100
      40,000 @    Electro Scientific
                  Industries                     2,920,000
      35,500 @    Integrated Device
                  Technology, Inc.               1,029,500
      18,800 @    LTX Corp.                        420,650
      30,900      Methode Electronics,
                  Inc.                             992,663
      44,000 @    Micrel, Inc.                   2,505,250
      28,200 @    Microchip Technology,
                  Inc.                           1,929,938
      37,300 @    Molecular Devices
                  Corp.                          1,939,600
      66,000 @    Power Integrations, Inc.       3,163,874
      42,900 @    Varian, Inc.                     965,250
                                               -----------
                                                25,456,119
                                               -----------
                  Engineering & Construction: 0.23%
      23,350 @    Dycom Industries               1,028,859
                                               -----------
                  Enterprise Software/Services: 1.96%
      50,100 @    Genesys Telecomm
                  Labs, Inc.                     2,705,400
      22,000 @    JDA Software Group,
                  Inc.                             360,250
      35,700 @    Manugistics Group,
                  Inc.                           1,153,556
      49,800 @    Symantec Corp.                 2,919,525
      29,700 @    TSI International
                  Software, Inc.                 1,681,763
                                               -----------
                                                 8,820,494
                                               -----------
                  Entertainment: 1.19%
      28,100 @    Cinar Corp.                  $   688,450
      46,300 @    Macrovision Corp.              3,426,200
      20,400 @    SFX Entertainment, Inc.          738,225
      42,100 @    Sunterra Corp.                   484,150
                                               -----------
                                                 5,337,025
                                               -----------
                  Environmental Control: 0.20%
      19,600 @    Casella Waste Systems            369,950
      33,445 @    Tetra Tech, Inc.                 514,217
                                               -----------
                                                   884,167
                                               -----------
                  Food: 0.26%
      29,800 @    Hain Food Group, Inc.            666,775
      15,900      Michael Foods, Inc.              391,538
       3,600 @    Symyx Technologies,
                  Inc.                             108,000
                                               -----------
                                                 1,166,313
                                               -----------
                  Health Care: 0.27%
      19,800 @    Resmed, Inc.                     826,650
      10,000 @    Zoll Medical Corp.               381,875
                                               -----------
                                                 1,208,525
                                               -----------
                  Home Builders: 0.64%
      26,500      M/I Schottenstein
                  Homes, Inc.                      412,406
      23,500      MDC Holdings, Inc.               368,656
      17,700 @    Monaco Coach Corp.               452,456
      25,850 @    National R.V. Holdings,
                  Inc.                             497,613
      18,500      Ryland Corp.                     426,656
      35,700      Winnebago Industries             716,231
                                               -----------
                                                 2,874,018
                                               -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Growth
Fund

    PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                 Market
Shares                                            Value
------------                                   -----------
                  Home Furnishings: 0.75%
      56,150      Ethan Allen Interiors,
                  Inc.                         $ 1,800,309
      24,900 @    Polycom, Inc.                  1,585,819
                                               -----------
                                                 3,386,128
                                               -----------
                  Insurance: 0.06%
      13,500 @    Healthextras, Inc.               162,000
       8,200 @    Quotesmith.com, Inc.              93,275
                                               -----------
                                                   255,275
                                               -----------
                  Internet Content: 3.11%
       9,200 @    24/7 Media, Inc.                 517,500
      16,300 @    About.com, Inc.                1,462,925
      14,900 @    Ask Jeeves, Inc.               1,682,769
       6,400 @    Backweb Technologies,
                  Ltd.                             269,600
       5,900 @    Digital Insight Corp.            214,613
       8,200 @    Earthweb, Inc.                   412,563
      21,400 @    Flycast
                  Communications
                  Corp.                          2,780,663
       4,500 @    GetThere.com, Inc.               181,125
       7,800 @    Medicalogic, Inc.                163,800
      13,300 @    Mypoints.com, Inc.               984,200
      41,900 @    S1 Corp.                       3,273,438
      19,900 @    Sportsline Usa, Inc.             997,488
      42,300 @    Telescan, Inc.                 1,044,281
                                               -----------
                                                13,984,965
                                               -----------
                  Internet Software: 9.74%
       3,000 @    Agile Software Corp.             651,703
      17,000 @    Allaire Corp.                  2,465,000
       2,700 @    Alteon Websystems,
                  Inc.                             236,925
      42,700 @    Appnet, Inc.                   1,868,125
      15,500 @    Art Technology Group,
                  Inc.                           1,985,938
      15,100 @    Be Free, Inc.                  1,085,313
       9,500 @    Cacheflow, Inc.                1,241,531
      25,900 @    Clarent Corp.                  2,013,725
       8,900 @    Commtouch Software,
                  Ltd.                             432,206
      36,300 @    Concentric Network
                  Corp.                          1,118,494
      10,000 @    Cybersource Corp.                517,500
       7,200 @    Digital Impact, Inc.             360,900
      10,400 @    Digital Island, Inc.             989,300
       8,800 @    Digital River, Inc.              293,150
       7,400 @    E-Stamp Corp.                    164,650
      15,700 @    F5 Networks, Inc.              1,789,800
      11,400 @    Globix Corp.                     684,000
      96,600 @    Harbinger Corp.                3,073,088
       8,200 @    Interliant, Inc.                 213,200
      25,100 @    Intervu, Inc.                  2,635,500
      13,500 @    Interworld Corp.               1,152,563
      19,700 @    ITXC Corp.                       662,413
      11,700 @    Keynote Systems, Inc.            862,875
      27,100 @    Liquid Audio                 $   711,375
      28,500 @    Mail.com, Inc.                   534,375
       4,500 @    Mediaplex, Inc.                  282,375
      39,700 @    Mpath Interactive, Inc.        1,057,013
       8,900 @    N2H2, Inc.                       209,150
       9,000 @    National Info
                  Consortium, Inc.                 288,000
      10,900 @    Netobjects                       179,850
      37,300 @    Netopia                        2,025,856
      18,600 @    Pcorder.com, Inc.                948,600
       6,400 @    Preview Systmes, Inc.            415,200
      19,100 @    Proxicom, Inc.                 2,374,368
       7,300 @    Retek, Inc.                      549,325
      18,700 @    Silknet Software, Inc.         3,099,525
      22,000 @    Software.com, Inc.             2,112,000
      31,900 @    Verio, Inc.                    1,473,380
       9,100 @    Viant Corp.                      900,900
       6,750 @    Xpedior, Inc.                    194,062
                                               -----------
                                                43,853,253
                                               -----------
                  Investment Companies: 0.11%
      21,100 @    American Capital
                  Strategies, LTD.                 480,025
                                               -----------
                  Leisure Time: 0.46%
      22,500 @    American Classic
                  Voyages                          787,500
      24,600 @    Bally Total Fitness
                  Holdings                         656,513
      49,500      WMS Industries, Inc.             649,687
                                               -----------
                                                 2,093,700
                                               -----------
                  Machine-Constructing &
                  Mining: 0.44%
      72,100      Terex Corp.                    2,000,775
                                               -----------
                  Machinery-Diversified: 0.63%
      37,200 @    Kulicke & Soffa
                  Industries                     1,583,325
      18,700 @    PRI Automation, Inc.           1,255,238
                                               -----------
                                                 2,838,563
                                               -----------
                  Media: 5.16%
       5,900 @    ACME
                  Communications,
                  Inc.                         $   196,175
      40,000 @    Citadel
                  Communications                 2,595,000
      18,000 @    Classic
                  Communications,
                  Inc.                             658,125
      26,900 @    Cumulus Media, Inc.
                  -- Class A                     1,365,175
      44,700 @    Emmis
                  Communications                 5,571,436
      45,800 @    Entercom
                  Communications                 3,022,800
      34,600 @    Pegasus
                  Communications
                  Corp.                          3,382,150
      29,500 @    Playboy Enterprises --
                  Class B                          717,218
      15,800 @    Radio One, Inc.                1,453,600
      53,870 @    Saga Communications,
                  Inc. -- Class A                1,090,868
      21,050 @    Salem Communications
                  -- Class A                       476,256
      30,700 @    SBS Broadcasting               1,494,706
      14,900 @    Sirius Satellite Radio,
                  Inc.                             663,050
      14,900 @    XM Satellite Radio
                  Holdings, Inc. --
                  Class A                          568,063
                                               -----------
                                                23,254,622
                                               -----------
                  Medical Information Systems: 0.41%
      59,800 @    Infocure Corp.                 1,865,012
                                               -----------
                  Metal Fabricate/Hardware: 0.48%
       8,612 @    Maverick Tube Corp.              212,609
      33,100 @    Mueller Industries, Inc.       1,199,875
      42,200 @    Transportation
                  Technologies                     762,237
                                               -----------
                                                 2,174,721
                                               -----------
                  Network Software: 1.20%
      54,300 @    Legato Systems, Inc.           3,736,518
       8,200 @    Packeteer, Inc.                  582,200
      35,400 @    Santa Cruz Operation,
                  Inc.                           1,075,275
                                               -----------
                                                 5,393,993
                                               -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Growth
Fund

    PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                  Market
Shares                                             Value
------------                                    -----------
                  Oil & Gas Producers: 1.76%
      11,300 @    Atwood Oceanics, Inc.         $   436,463
      39,900 @    Barrett Resources Corp.         1,174,556
       9,200 @    Chieftain Intl, Inc.              158,700
      23,000 @    Forest Oil Corp.                  303,313
      18,400 @    Louis Dreyfus Natural
                  Gas                               333,500
      82,600 @    Marine Drilling Co.             1,853,338
      36,647 @    Nabors Industries, Inc.         1,133,776
      22,900 @    Precision Drilling Corp.          588,244
      97,000 @    Pride International, Inc.       1,418,625
      10,500 @    Stone Energy Corp.                374,062
      19,500 @    Unit Corp.                        149,906
                                                -----------
                                                  7,924,483
                                                -----------
                  Oil & Gas Services: 1.35%
      41,600 @    BJ Services Co.                 1,739,400
      29,800 @    Cal Dive Intl, Inc.               987,124
      85,800 @    Global Industries, Ltd.           740,025
      18,600 @    Seitel, Inc.                      125,550
      20,900 @    Smith International,
                  Inc.                            1,038,469
      49,400 @    Tuboscope, Inc.                   784,225
      18,600 @    UTI Energy Corp.                  428,963
      21,000      Varco International               213,938
                                                -----------
                                                  6,057,694
                                                -----------
                  Optimal Recognition Software: 0.13%
      15,600 @    Optimal Robotics
                  Corp.                             581,100
                                                -----------
                  Pharmaceuticals: 3.60%
       8,800 @    Abgenix, Inc.                   1,166,000
      25,400 @    Advance Paradigm,
                  Inc.                              547,687
      33,350 @    Alkermes, Inc.                  1,638,319
      38,500      Alpharma, Inc.                  1,183,875
      65,950 @    Cephalon, Inc.                  2,279,397
       4,900 @    Chirex, Inc.                       71,663
      18,250 @    Cor Therapeutics, Inc.            490,468
      17,900 @    Imclone Systems                   709,288
      96,750      Jones Pharmaceuticals,
                  Inc.                            4,202,578
      65,350 @    Medics Pharmaceutical
                  -- Class A                      2,781,459
      34,700 @    NBTY, Inc.                        401,219
       8,900 @    Supergen, Inc.                    261,437
      19,500 @    Trimeris, Inc.                    460,688
                                                -----------
                                                 16,194,078
                                                -----------
                  Pipelines: 0.08%
      27,500      Western Gas
                  Resources, Inc.                   362,656
                                                -----------
                  REITS: 0.21%
      42,825      Kilroy Realty Corp.               942,150
                                                -----------
                  Retail: 4.76%
      39,200 @    Ames Dept. Stores             $ 1,129,450
      17,200 @    Bebe Stores, Inc.                 464,400
      26,400 @    CDW Computer
                  Centers, Inc.                   2,075,700
      39,400 @    Creative Computers,
                  Inc.                              288,113
       7,600 @    Expedia, Inc.                     266,000
       9,900 @    Factory 2-U Stores, Inc.          280,913
      20,000 @    Fatbrain.com, Inc.                501,250
       4,800 @    Fogdog, Inc.                       45,600
      30,200 @    Genesco                           392,600
      30,800 @    Hollywood
                  Entertainment Corp.               446,600
      37,525 @    Insight Enterprises             1,524,453
      18,600 @    Intertan, Inc.                    485,925
      37,900 @    Jack In The Box, Inc.             784,056
      20,300 @    Kenneth Cole
                  Productions -- Class A            928,725
      33,000 @    Linens 'n Things, Inc.            977,625
      71,200 @    O'reilly Automotive,
                  Inc.                            1,530,800
      52,550 @    Pacific Sunwear Of
                  California                      1,691,453
       6,900 @    Purchasepro.com, Inc.             948,750
      13,700 @    Rowecom, Inc.                     621,638
       6,000 @    Sciquest.com, Inc.                477,000
      22,300 @    Shopnow.com, Inc.                 422,306
      23,500 @    Sonic Automotive, Inc.            229,125
       9,700 @    Stamps.com, Inc.                  403,763
      47,460 @    Sunglass Hut
                  International                     533,924
      18,000 @    The Buckle, Inc.                  266,625
      46,000 @    The Men's Wearhouse,
                  Inc.                            1,351,250
      27,772 @    UBid, Inc.                        735,958
      23,000 @    Urban Outfitters, Inc.            669,875
      21,300 @    Williams Sonoma, Inc.             979,800
                                                -----------
                                                 21,453,677
                                                -----------
                  Savings & Loans: 0.18%
      19,050      First Washington
                  Bancorp.                          280,987
      25,925      MAF Bancorp, Inc.                 542,805
                                                -----------
                                                    823,792
                                                -----------
                  Semiconductor: 7.34%
      14,900 @    Act Manufacturing, Inc.       $   558,750
      37,800      Alpha Industries, Inc.          2,166,413
      37,950 @    Burr-Brown Corp.                1,370,944
      48,300 @    Cypress Semiconductor
                  Corp.                           1,563,713
      27,500 @    Etec Systems, Inc.              1,234,063
      24,900 @    Fairchild Semicon Intl
                  -- Class A                        740,775
      13,100 @    Globespan, Inc.                   853,138
       2,900 @    Integrated Silicon
                  Solution                           48,031
      40,300 @    Intl Rectifier Corp.            1,047,800
      60,200 @    Kopin Corp.                     2,528,400
      30,300 @    Lam Research Group              3,380,343
      30,200 @    MEMC Electronics
                  Materials                         369,950
      24,900 @    MIPS Technology, Inc.
                  -- Class A                      1,294,800
      27,300 @    Phototronics, Inc.                781,462
      34,000 @    Qlogic Corp.                    5,435,750
       6,300 @    Rambus, Inc.                      424,856
       9,000 @    Rudolph Technologies,
                  Inc.                              301,500
      28,600 @    Semtech Corp.                   1,490,774
      30,900 @    Transwitch Corp.                2,242,181
      22,250 @    Triquint
                  Semiconductor, Inc.             2,475,313
      55,100 @    Varian Semiconductor
                  Equipment                       1,873,400
      28,600 @    Virata Corp.                      854,425
                                                -----------
                                                 33,036,781
                                                -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Growth
Fund

    PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                  Market
Shares                                            Value
------------                                   ------------
                  Telecommunication Equipment: 7.45%
      37,400 @    Advanced Fibre
                  Communications,
                  Inc.                         $  1,671,313
       7,700 @    Aether Systems                    551,513
       7,700 @    Airnet Communications
                  Corp.                             280,088
      51,700      American Tower Corp.            1,580,081
      16,300 @    Antec Corp.                       594,950
      26,200 @    Audiocodes, Ltd.                2,410,400
      14,800 @    Aware, Inc.                       538,350
      14,300 @    C-Cor.net Corp.                 1,095,738
      36,800 @    Commscope, Inc.                 1,483,500
      43,900 @    Digital Lightwave, Inc.         2,809,600
      50,100 @    Digital Microwave
                  Corp.                           1,174,219
      16,400 @    Ditech
                  Communications
                  Corp.                           1,533,400
      19,300 @    Efficient Networks, Inc.        1,312,400
       6,300 @    Finisar Corp.                     566,212
      10,100 @    Harmonic, Inc.                    958,869
      13,400 @    MRV Communications,
                  Inc.                              842,524
      26,800 @    Netoptix Corp.                  1,788,900
       8,600 @    Northeast Optic
                  Network, Inc.                     538,037
      34,700 @    Orckit
                  Communications,
                  Ltd.                            1,190,644
       8,900 @    Ortel Corp.                     1,068,000
      54,100 @    Pairgain Technologies             767,544
      48,500 @    Pinnacle Holdings, Inc.         2,055,187
      53,000 @    Powerwave
                  Technologies, Inc.              3,093,875
      20,200 @    Proxim, Inc.                    2,222,000
      27,200 @    Tut Systems, Inc.               1,458,600
                                               ------------
                                                 33,585,944
                                               ------------
                  Telecommunications: 4.86%
      20,100 @    Adaptive Broadband
                  Corp.                        $  1,483,631
      30,300 @    Adelphia Business
                  Solutions, Inc.                 1,454,400
      81,100 @    Aspect
                  Communications
                  Corp.                           3,173,033
      23,600 @    Caprock
                  Communications
                  Corp.                             765,525
      49,500 @    Clearnet
                  Communications --
                  Class A                         1,701,563
       9,900 @    Ectel, Ltd.                       180,675
      79,400 @    GST
                  Telecommunications                719,563
       6,800 @    Ibasis, Inc.                      195,500
      19,900 @    ICG Communications,
                  Inc.                              373,125
      24,700 @    Inet Technologies, Inc.         1,725,913
      16,100 @    Leap Wireless
                  International, Inc.             1,263,850
      11,250 @    Pac-west Telecom, Inc.            298,124
      50,400 @    Price Communications
                  Corp.                           1,401,750
      61,900 @    Talk.com, Inc.                  1,098,725
      24,700 @    US LEC Corp. Class A              796,574
       8,800 @    Viasat, Inc.                      438,900
      32,000 @    Western Wireless Corp.
                  -- Class A                      2,136,000
      30,400 @    Winstar
                  Communications                  2,276,200
      10,000 @    Z-Tel Technologies,
                  Inc.                              403,750
                                               ------------
                                                 21,886,801
                                               ------------
                  Telephone: 1.02%
      38,900 @    Focal Communications
                  Corp.                             938,463
      15,600 @    Intermedia
                  Communications                    605,475
      56,500 @    Viatel, Inc.                    3,029,813
                                               ------------
                                                  4,573,751
                                               ------------
                  Transportation: 1.20%
      34,800 @    American Freightways
                  Corp.                             563,325
      41,800      Expeditors International        1,831,362
      15,300 @    Forward Air Corp.                 663,637
      31,700 @    Swift Transportation
                  Co, Inc.                          558,713
      37,100      Us Freightways Corp.            1,776,163
                                               ------------
                                                  5,393,200
                                               ------------
                  Total Common Stocks
                  (Cost $256,456,789)           446,278,607
                                               ------------

Principal
Amount                                                Value
-----------                                       -------------
                 Total Investments
                 in Securities
                 (Cost
                 $256,456,789)*         99.10%      446,278,607
                 Cash and Other
                 Assets in
                 Excess of
                 Liabilities-Net         0.90%        4,058,734
                                       -------    -------------
                 Total Net
                 Assets                100.00%    $ 450,337,341
                                       =======    =============
@ Non-income producing security

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                 Gross Unrealized

                 Appreciation                     $ 196,701,265
                 Gross Unrealized
                 Depreciation                        (6,879,447)
                                                  -------------
                 Net Unrealized
                 Appreciation                     $ 189,821,818
                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Worldwide
Growth
Fund

          PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                 Market
Shares                                            Value
-------------                                  -----------
 COMMON STOCKS: 95.85%
                   BELGIUM: 0.39%
       49,800      Fortis                      $ 1,797,215
                                               -----------
                   Total Belgium                 1,797,215
                                               -----------
                   BRAZIL: 0.79%
       37,700      Aracruz Celulose S.A.
                   ADR                             989,625
       20,697      Cia Siderurgica
                   Nacional                        803,099
       47,800      Petroleo Brasileiro S.A.
                   ADR                           1,225,974
       25,800      Tele Norte Leste
                   Participacoes ADR               657,900
                                               -----------
                   Total Brazil                  3,676,598
                                               -----------
                   CANADA: 1.66%
       81,000 @    Anderson Exploration            966,955
       17,500 @    Biovail Corp. Int'l           1,640,625
       54,400      Falconbridge, Ltd.              971,294
       31,500      Nortel Networks Corp.         3,181,500
       38,300      @ Precision Drilling
                   Corp.                           983,831
                                               -----------
                   Total Canada                  7,744,205
                                               -----------
                   CHINA: 0.24%
    2,948,400 @    China Shipping
                   Development Co.                 584,104
    1,866,300 @    Yizheng Chemical
                   Fibre Co.                       522,185
                                               -----------
                   Total China                   1,106,289
                                               -----------
                   DENMARK: 0.48%
       30,000      Tele Danmark A/S              2,228,145
                                               -----------
                   Total Denmark                 2,228,145
                                               -----------
                   FINLAND: 3.61%
       67,200      Nokia OYJ ADR                12,768,000
       42,300      Sonera OYJ                    2,900,104
       65,300      Stora Enso OYJ                1,138,819
                                               -----------
                   Total Finland                16,806,923
                                               -----------
                   FRANCE: 4.30%
       14,100      Axa                           1,966,076
        2,300      Bouygues                      1,462,185
       14,000      Carrefour Supermarche         2,582,626
       24,600 @    Credit Lyonnais S.A.          1,125,216
       27,000      Pechiney S.A. Class A         1,930,017
       83,800      Rhodia S.A.                   1,894,574
       15,570      Total Fina S.A.               2,078,498
        9,100      TV Francaise                  4,767,490
       24,500      Vivendi (EX --
                   Generale des Eaux)            2,212,898
                                               -----------
                   Total France                 20,019,580
                                               -----------
                   GERMANY: 4.41%
       63,400      Bayerische Motoren
                   Werke AG                    $ 1,945,009
       32,100      Deutsche Bank AG              2,718,240
       33,900      Deutsche Telekom AG           2,385,674
       23,100      EM.TV &
                   Merchandising AG              1,524,398
       22,200 @    Epcos AG                      1,655,121
       18,000      Fresenius Medical Care        1,527,874
       25,400      HypoVereinsbank               1,735,036
        4,900 @    Intershop
                   Communications AG             1,402,037
       18,900      Mannesmann AG                 4,577,637
       35,400      Thyssen Krupp AG              1,096,714
                                               -----------
                   Total Germany                20,567,740
                                               -----------
                   GREECE: 0.13%
       10,200      Titan Cement Co.                603,411
                                               -----------
                   Total Greece                    603,411
                                               -----------
                   HONG KONG: 0.84%
       14,000 @    China Telecom, Ltd.           1,799,875
      904,000 @    Pacific Century
                   Cyberworks, Ltd.              2,104,895
                                               -----------
                   Total Hong Kong               3,904,770
                                               -----------
                   HUNGARY: 0.16%
       21,100      Matav RT ADR                    759,600
                                               -----------
                   Total Hungary                   759,600
                                               -----------
                   ISRAEL: 0.11%
       19,000 @    Partner
                   Communications                  491,625
                                               -----------
                   Total Israel                    491,625
                                               -----------
                   ITALY: 2.48%
      172,000      Alleanza Assicurazioni        2,098,542
      131,100      ENI SpA                         721,174
      132,600      Mediaset SpA                  2,062,699
      949,900      Seat-Pagine Gialle SpA        3,119,899
      318,000      Telecom Italia Mobile
                   SpA                           3,553,070
                                               -----------
                   Total Italy                  11,555,384
                                               -----------
                   JAPAN: 17.10%
       28,300      Asatsu-DK Inc.              $ 1,909,545
      101,000      Dai-ichi Kangyo Bank            943,235
       33,500      Fanuc, Ltd.                   4,262,028
        9,200      Fuji Soft ABC, Inc.             719,734
       29,200      Fujitsu, Ltd.                 1,330,647
          600      Hikari Tsushin, Inc.          1,202,816
       68,000      Hitachi, Ltd.                 1,090,553
       22,200      KDD Corp.                     3,074,047
        7,100      Keyence Corp.                 2,881,381
       17,400      Kyocera Corp.                 4,509,094
       10,600      Matsushita
                   Communication
                   Industrial Co., Ltd.          2,798,748
       22,000      Murata Manufacturing
                   Co., Ltd.                     5,163,309
          190      Nippon Telegraph &
                   Telephone Corp.               3,251,516
      121,000      Nomura Securites Co.,
                   Ltd.                          2,183,112
          154      NTT Data Corp.                3,539,018
           98      NITT Mobile
                   Communications
                   Network, Inc.                 3,766,282
      155,000      Oki Electric Industry
                   Co., Ltd.                       912,478
       33,000      Omron Corporation               759,975
       17,400      Orix Corp. ADR                1,973,813
           66      Round One Corp.                 890,671
       12,000      Ryohin Keikaku Co.,
                   Ltd.                          2,406,806
       83,000      Sakura Bank, Ltd.               480,501
       21,400      Seven Eleven                  3,390,182
        7,800      Softbank Corp.                7,459,808
       18,600      Sony Corp.                    5,511,246
       28,800      Sony Corp. ADR                8,200,879
       30,700      THK Co., Ltd.                 1,239,888
       11,000      Tokyo Electron, Ltd.          1,505,964
       60,000      Yamato Transport Co.,
                   Ltd.                          2,323,488
                                               -----------
                   Total Japan                  79,680,684
                                               -----------
                   MEXICO: 0.62%
       10,000 @    Grupo Televisa S.A.
                   GDR                             682,500
       19,700      Telefonos de Mexico           2,216,250
                                               -----------
                   Total Mexico                  2,898,750
                                               -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Worldwide
Growth
Fund

    PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                             Market
Shares                                                       Value
------------------------                                  ------------
                              NETHERLANDS: 5.09%
                  18,500      Aegon N.V.                  $  1,787,456
                  24,200 @    ASM Lithography
                              Holding N.V.                   2,752,750
                  21,700 @    Equant N.V.                    2,463,932
                  11,200 @    Equant N.V.                    1,254,400
                  22,400      Koninklijke Phillips
                              Electronics N.V.               3,024,000
                  33,500      KPN N.V.                       3,270,496
                  20,500 @    KPNQwest N.V.                  1,365,213
                  22,800      STMicroelectronics
                              N.V.                           3,452,775
                  63,700      TNT Post Group N.V.            1,825,857
                  19,800 @    United Pan-Europe
                              Communications                 2,533,460
                                                          ------------
                              Total Netherlands             23,730,339
                                                          ------------
                              SINGAPORE: 0.32%
                 275,000 @    Chartered
                              Semiconductor                  1,502,552
                                                          ------------
                              Total Singapore                1,502,552
                                                          ------------
                              SOUTH KOREA: 1.32%
                   4,500 @    Dacom Corp.                    2,318,362
                  38,100      Korea Telecom ADR              2,847,975
                   4,120      Samsung Electronics
                              Co.                              965,143
                                                          ------------
                              Total South Korea              6,131,480
                                                          ------------
                              SPAIN: 0.94%
                 170,000      Banco Santander
                              Central                        1,925,131
                     501      Telefonica S.A.                   39,551
                  97,300      Telefonica S.A. ADR            2,431,138
                                                          ------------
                              Total Spain                    4,395,820
                                                          ------------
                              SWEDEN: 1.57%
                  77,000      Skandia Forsakrings AB         2,325,409
                  75,900      Telefonaktiebolaget LM
                              Ericsson                       4,985,681
                                                          ------------
                              Total Sweden                   7,311,090
                                                          ------------
                              TAIWAN: 0.34%
                  35,255 @    Taiwan Semiconductor
                              ADR                            1,586,475
                                                          ------------
                              Total Taiwan                   1,586,475
                                                          ------------
                              UNITED KINGDOM: 5.70%
                  26,760 @    ARM Holdings PLC
                              ADR                         $  5,124,540
                 362,500      Billiton PLC                   2,123,352
                  42,493      British Aerospace PLC            281,566
                  46,800      British Telecom PLC            1,135,906
                  19,600      CMG PLC                        1,454,439
                  31,600 @    Colt Telecom Group
                              PLC                            1,633,666
               1,035,900      Corus Group PLC                2,707,047
                 125,800      Hanson PLC                     1,042,212
                 414,600      Invensys PLC                   2,247,395
                  99,100      Marconi PLC                    1,754,270
                 236,200      Saatchi & Saatchi PLC          1,423,677
                 286,000      Shell Transport &
                              Trading Co.                    2,379,829
                  25,000 @    Shire Pharmaceuticals
                              PLC                              728,125
                 250,000      Smith & Newphew
                              PLC                              849,503
                 122,000 @    Thus PLC                         765,944
                 190,400      Vodafone AirTouch
                              PLC                              940,433
                                                          ------------
                              Total United Kingdom          26,591,904
                                                          ------------
                              UNITED STATES: 43.25%
                 118,100 @    Agilent Technologies,
                              Inc.                           9,130,606
                  37,400      Alltel Corp.                   3,092,513
                  70,200 @    America Online, Inc.           5,295,713
                 100,000 @    Amgen, Inc.                    6,006,250
                  55,400 @    Applied Materials, Inc.        7,018,488
                 114,700      AT&T Corp.                     5,821,025
                 123,340 @    AT&T Corp. Liberty
                              Media                          6,999,545
                 230,300 @    Charter
                              Communications,
                              Inc.                           5,037,813
                  66,100 @    Cisco Systems, Inc.            7,080,963
                 118,500      Citigroup, Inc.                6,584,156
                  24,800 @    CMGI, Inc.                     6,866,500
                  55,100      Corning, Inc.                  7,104,456
                  26,000 @    Flextronics Int'l, Ltd.        1,196,000
                  50,200 @    Genentech, Inc.                6,751,900
                  42,300      General Motors Corp.
                              Class H                        4,060,800
                  94,400 @    Global Telesystems
                              Group, Inc.                    3,268,600
                 110,850      Home Depot, Inc.               7,600,153
                  85,300 @    Infonet Services Corp.         2,239,125
                  40,300      International Business
                              Machines                       4,352,400
                  90,575      Lucent Technologies            6,776,142
                  82,650 @    MCI Worldcom, Inc.             4,385,616
                 136,200      MGM Grand, Inc.                6,852,563
                  59,700 @    Microsoft Corp.                6,969,975
                  47,400      Motorola, Inc.                 6,979,650
                  65,200 @    Nextel
                              Communications,
                              Inc.                        $  6,723,750
                   9,700 @    NTL, Inc.                      1,210,075
                  65,900 @    Oracle Corp.                   7,384,919
                  46,800 @    Qualcomm, Inc.                 8,248,500
                 129,900 @    Qwest
                              Communications
                              Int'l                          5,585,700
                  38,100      Schlumberger, Ltd.             2,143,125
                  59,000 @    Sprint Corp. -- PCS
                              Group                          6,047,500
                  88,500 @    Sun Microsystems, Inc.         6,853,219
                  65,000      Texas Instruments, Inc.        6,296,875
                   7,376      Transocean Sedco
                              Forex, Inc.                      248,484
                  87,200      United Parcel Service,
                              Inc.                           6,016,800
                 106,300      Wal-Mart Stores, Inc.          7,347,988
                                                          ------------
                              Total United States          201,577,887
                                                          ------------
                              Total Common Stocks
                              (Cost $284,196,790)          446,668,466
                                                          ------------
PREFERRED STOCKS: 0.33%
                              Germany: 0.33%
                   2,600      Sap AG                         1,586,107
                                                          ------------
                              Total Preferred Stocks
                              (Cost $1,549,520)              1,586,107
                                                          ------------
                              Total Long-Term
                              Investments
                              (Cost $285,746,310)          448,254,573
                                                          ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Worldwide
Growth
Fund

    PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Principal
Amount                                               Value
---------                                         ------------
SHORT-TERM INVESTMENTS: 3.75%
                 Repurchase Agreement: 3.75%
$17,453,000      State Street Bank & Trust
                 Repurchase Agreement,
                 3.00% due 01/03/00
                 (Collateralized by
                 $15,500,000 U.S.
                 Treasury Bonds, 7.875%
                 due 02/15/21 Market
                 Value $17,805,625)               $ 17,453,000
                                                  ------------
                 Total Short-Term
                 Investments (Cost
                 $17,453,000)                       17,453,000
                                                  ------------
                 Total Investments
                 (Cost $303,199,310)*   99.93%     465,707,573
                  Other Assets and

                 Liabilities, Net        0.07%         303,272
                                       -------    ------------
                 Net Assets            100.00%    $466,010,845
                                       =======    ============

@ Non-income producing security
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                 Gross Unrealized
                 Appreciation                     $164,457,150
                 Gross Unrealized
                 Depreciation                       (1,948,887)
                                                  ------------
                                                  $162,508,263
                                                  ============

                                                                 Percentage of
Industry                                                          Net Assets
----------                                                       -------------
Advertising                                                          0.71%
Aerospace/Defense                                                    0.06%
Auto Manufacturers                                                   0.42%
Banks                                                                1.92%
Biotechnology                                                        2.74%
Building Materials                                                   0.35%
Chemicals                                                            0.52%
Commercial Services                                                  0.47%
Computers                                                            5.91%
Diversified Financial Services                                       2.69%
Electrical Components & Equipment                                    0.44%
Electronics                                                          6.99%
Engineering & Construction                                           0.31%
Entertainment                                                        1.47%
Food                                                                 0.55%
Forest Products & Paper                                              0.46%
Hand/Machine Tools                                                   0.27%
Health Care                                                          0.51%
Home Furnishings                                                     2.94%
Insurance                                                            1.75%
Iron/Steel                                                           0.75%
Leisure Time                                                         0.19%
Machinery-Diversified                                                0.98%
Media                                                                5.74%
Metal Fabricate/Hardware                                             0.41%
Metals-Diversified                                                   0.21%
Mining                                                               0.46%
Miscellaneous Manufacturing                                          2.24%
Oil & Gas Producers                                                  1.85%
Oil & Gas Services                                                   0.46%
Pharmaceuticals                                                      0.51%
Retail                                                               4.45%
Semiconductors                                                       5.68%
Software                                                             8.54%
Telecommunication Equipment                                         10.65%
Telecommunications                                                  12.47%
Telephone                                                            6.80%
Transportation                                                       2.31%
Short-term Investments                                               3.75%
Other Assets and Liabilities, Net                                    0.07%
                                                                  -------
NET ASSETS                                                         100.00%
                                                                  =======

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Core Growth
Fund

          PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                    Market
Shares                                              Value
-------------                                    -----------
 COMMON STOCKS: 98.93%
                   BELGIUM: 0.77%
       16,300      Fortis                        $   588,245
                                                 -----------
                   Total Belgium                     588,245
                                                 -----------
                   BRAZIL: 1.48%
        6,200      Aracruz Celulose S.A.
                   ADR                               162,750
  7,968,000        CIA Siderurgica
                   Nacional                          309,180
       17,400      Petroleo Brasileiro S.A.
                   ADR                               446,275
        8,100      Tele Norte Leste
                   Participacoes ADR                 206,550
                                                 -----------
                   Total Brazil                    1,124,755
                                                 -----------
                   CANADA: 3.50%
       23,400 @    Anderson Exploration              279,343
        6,600 @    Biovail Corp. Int'l               618,750
       17,700      Falconbridge, Ltd.                316,028
       11,100      Nortel Networks                 1,121,100
       12,600 @    Precision Drilling Corp.          323,663
                                                 -----------
                   Total Canada                    2,658,884
                                                 -----------
                   CHINA: 0.47%
      958,700 @    China Shipping
                   Development                       189,927
      606,800 @    Yizheng Chemical
                   Fibre                             169,781
                                                 -----------
                   Total China                       359,708
                                                 -----------
                   DENMARK: 1.08%
       11,000      Tele Danmark A/S                  816,986
                                                 -----------
                   Total Denmark                     816,986
                                                 -----------
                   FINLAND: 3.85%
        8,600      Nokia Corp. ADR                 1,634,000
       13,400      Sonera Group OYJ                  918,709
       21,200      Stora Enso OYJ Class R            369,724
                                                 -----------
                   Total Finland                   2,922,433
                                                 -----------
                   FRANCE: 7.96%
        4,500      AXA                               627,471
          800      Bouygues                          508,586
        4,200      Carrefour Supermarche             774,788
       10,400 @    Credit Lyonnais SA                475,701
        8,000      Pechiney SA Class A               571,857
       27,400      Rhodia SA                         619,467
        5,074      Total Fina S.A.                   677,347
        2,400      TV Francaise                    1,257,360
        5,900      Vivendi (EX -- Generale
                   des Eaux)                         532,902
                                                 -----------
                   Total France                    6,045,479
                                                 -----------
                   GERMANY: 9.22%
       20,800      Bayerische Motoren
                   Werke AG                      $   638,110
       10,100      Deutsche Bank AG                  855,272
       10,800      Deutsche Telekom AG               760,038
        7,500      EM.TV &
                   Merchandising AG                  494,934
        7,300 @    Epcos AG                          544,252
        9,600      Fresenius Medical Care
                   AG                                814,866
        8,500      HypoVereinsbank                   580,622
        1,600 @    Intershop
                   Communications                    457,808
        6,200      Mannesmann AG                   1,501,659
       11,500      Thyssen Krupp                     356,277
                                                 -----------
                   Total Germany                   7,003,838
                                                 -----------
                   GREECE: 0.33%
        4,300      Titan Cement Co. S.A.             254,379
                                                 -----------
                   Total Greece                      254,379
                                                 -----------
                   HONG KONG: 0.68%
        4,000 @    China Telecom                     514,250
                                                 -----------
                   Total Hong Kong                   514,250
                                                 -----------
                   HUNGARY: 0.41%
        8,700      Matav RT ADR                      313,200
                                                 -----------
                   Total Hungary                     313,200
                                                 -----------
                   INDONESIA: 0.00%
          100 @    PT Hanjaya Mandala
                   Sampoerna                             254
                                                 -----------
                   Total Indonesia                       254
                                                 -----------
                   ISRAEL: 0.21%
        6,200 @    Partner
                   Communications                    160,425
                                                 -----------
                   Total Israel                      160,425
                                                 -----------
                   ITALY: 4.15%
       36,000      Alleanza Assicurazioni            439,230
       42,500      ENI SPA                           233,790
       39,800      Mediaset SPA                      619,121
      301,305      Seat-Pagine Gialle SPA            989,621
       77,700      Telecom Italia Mobile
                   SPA                               868,156
                                                 -----------
                   Total Italy                     3,149,918
                                                 -----------
                   JAPAN: 28.59%
        9,200      Asatsu-DK Inc.                $   620,771
       33,000      Dai-ichi Kangyo Bank              308,185
       10,800      Fanuc, Ltd.                     1,374,027
        3,000      Fuji Soft ABC, Inc.               234,696
        9,200      Fujitsu, Ltd.                     419,245
          200      Hikari Tsushin, Inc.              400,939
       22,000      Hitachi, Ltd.                     352,826
        7,300      KDD Corp.                       1,010,835
        1,000      Keyence Corp.                     405,828
        5,500      Kyocera Corp.                   1,425,288
        3,400      Matsushita
                   Communication                     897,712
        7,000      Murata Manufacturing
                   Co., Ltd.                       1,642,871
           35      Nippon Telegraph &
                   Telephone Corp.                   598,963
       38,000      Nomura Securites Co.,
                   Ltd.                              685,605
           50      NTT Data Corp.                  1,149,032
           32      NTT Mobile
                   Communications
                   Network, Inc.                   1,229,806
       51,000      Oki Electric Industry
                   Co., Ltd.                         300,235
       12,000      Omron Corp.                       276,354
        6,300      Orix Corp. ADR                    714,656
           21      Round One Corp.                   283,395
        3,700      Ryohin Keikaku Co.,
                   Ltd.                              742,099
       26,000      Sakura Bank, Ltd.                 150,518
        6,200      Seven Eleven Japan                982,202
        2,400      Softbank Corp.                  2,295,326
        5,500      Sony Corp.                      1,629,669
        9,600      THK Co., Ltd.                     387,718
        3,000      Tokyo Electron, Ltd.              410,718
       20,000      Yamato Transport Co.,
                   Ltd.                              774,497
                                                 -----------
                   Total Japan                    21,704,016
                                                 -----------
                   MEXICO: 1.22%
        3,200 @    Grupo Televisa SA
                   GDR                               218,400
        6,300      Telefonos de Mexico               708,750
                                                 -----------
                   Total Mexico                      927,150
                                                 -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Core Growth
Fund

    PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                              Market
Shares                                        Value
------------------------                   -----------
             NETHERLANDS: 9.47%
  6,000      Aegon N.V.                    $   579,716
  9,600 @    ASM Lithography
             Holdings N.V.                   1,092,000
  7,000 @    Equant N.V.                       794,817
  3,700 @    Equant N.V.                       414,400
  7,300      Koninklijke Phillips
             Electronics N.V.                  985,500
  7,600      KPN N.V.                          741,963
  6,500 @    KPNQwest N.V.                     432,872
  7,400      STMicroelectronics
             N.V.                            1,120,638
 21,600      TNT Post Group N.V.               619,129
  3,200 @    United Pan-Europe
             Communications
             N.V.                              409,448
                                           -----------
             Total Netherlands               7,190,483
                                           -----------
             SINGAPORE: 1.55%
 90,000 @    Chartered
             Semiconductor                     491,744
  9,400 @    Chartered
             Semiconductor ADR                 686,200
                                           -----------
             Total Singapore                 1,177,944
                                           -----------
             SOUTH KOREA: 2.25%
  1,500 @    Dacom Corp.                       772,787
  7,600      Korea Telecom Corp.
             ADR                               568,100
  1,560      Samsung Electronics
             Co.                               365,443
                                           -----------
             Total South Korea               1,706,330
                                           -----------
             SPAIN: 1.87%
 55,000      Banco Santander
             Central Hispano S.A.              622,837
 32,000      Telefonica S.A.                   799,552
                                           -----------
             Total Spain                     1,422,389
                                           -----------
             SWEDEN: 2.94%
 19,000      Skandia Forsakrings AB            573,802
 25,300      Telefonaktiebolaget LM
             Ericsson                        1,661,894
                                           -----------
             Total Sweden                    2,235,696
                                           -----------
             TAIWAN: 0.76%
 12,820 @    Taiwan Semiconductor
             ADR                               576,900
                                           -----------
             Total Taiwan                      576,900
                                           -----------
             UNITED KINGDOM: 12.67%
 25,200 @    ARM Holdings PLC              $ 1,688,131
113,300      Billiton PLC                      663,657
 17,452      British Aerospace PLC             115,638
 17,400      British Telecom PLC               422,324
  7,400      CMG PLC                           549,125
 10,300 @    Colt Telecom Group
             PLC                               532,492
330,000      Corus Group PLC                   862,366
  6,700 @    Eidos PLC                         590,849
 40,900      Hanson PLC                        338,843
133,800      Invensys PLC                      725,281
 40,700      Marconi PLC                       720,472
 76,300      Saatchi & Saatchi PLC             459,892
 92,300      Shell Transportation              768,036
  9,000 @    Shire Pharmaceuticals
             PLC                               262,125
106,700      Smith & Newphew
             PLC                               362,568
 39,600 @    Thus PLC                          248,618
 61,900      Vodafone Airtouch PLC             305,740
                                           -----------
             Total United Kingdom            9,616,157
                                           -----------
             UNITED STATES: 3.50%
  9,800 @    Flextronics Int'l., Ltd.          450,800
 30,700 @    Global Telesystems
             Group, Inc.                     1,062,988
  3,000 @    NTL, Inc.                         374,250
 12,200      Schlumberger, Ltd.                686,250
  2,362      Transocean Sedco
             Forex, Inc.                        79,567
                                           -----------
             Total United States             2,653,855
                                           -----------
             Total Common Stocks
             (Cost $46,839,072)             75,123,674
                                           -----------
PREFERRED STOCKS: 0.64%
             Germany: 0.64%
    800      Sap AG                            488,033
                                           -----------
             Total Preferred Stocks
             (Cost $476,775)                   488,033
                                           -----------
             Total Long-Term
             Investments (Cost
             $47,315,847)                   75,611,707
                                           -----------
Principal
Amount                                                 Value
-------------                                       ------------
SHORT-TERM INVESTMENTS: 0.38%
                   Repurchase Agreement: 0.38%
    $ 292,000      State Street Bank & Trust
                   Repurchase Agreement,
                   3.00% due 01/03/00
                   (Collateralized by
                   $230,000 U.S. Treasury
                   Bonds, 12.750% Market
                   Value $300,438, Due
                   11/15/10)                        $    292,000
                                                    ------------
                   Total Short-Term
                   Investments (Cost
                   $292,000)                             292,000
                                                    ------------
                   Total Investments
                   in Securities
                   (Cost
                   $47,607,847)*          99.95%      75,903,707
                   Other Assets and
                   Liabilities, Net        0.05%          35,966
                                         -------    ------------
                   Net Assets            100.00%    $ 75,939,673
                                         =======    ============

@ Non-income producing security
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                   Gross Unrealized
                   Appreciation                     $ 28,677,764
                   Gross Unrealized
                   Depreciation                         (381,904)
                                                    ------------
                   Net Unrealized
                   Appreciation                     $ 28,295,860
                                                    ============

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Core Growth
Fund

    PORTFOLIO OF INVESTMENTS BY INDUSTRY as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                  Percentage of
Industry                                                           Net Assets
----------                                                       ---------------
Advertising                                                           1.42%
Aerospace/Defense                                                     0.15%
Auto Manufacturers                                                    0.84%
Banks                                                                 3.94%
Building Materials                                                    0.78%
Chemicals                                                             1.04%
Commercial Services                                                   0.70%
Computers                                                             4.31%
Diversified Financial Services                                        2.62%
Electrical Components & Equipment                                     0.95%
Electronics                                                           9.36%
Engineering & Construction                                            0.67%
Food                                                                  1.02%
Forest Products & Paper                                               0.70%
Hand/Machine Tools                                                    0.51%
Health Care                                                           1.55%
Home Furnishings                                                      2.15%
Insurance                                                             2.92%
Iron/Steel                                                            1.54%
Leisure Time                                                          0.37%
Machinery-Diversified                                                 1.98%
Media                                                                 5.25%
Metal Fabricate/Hardware                                              0.75%
Metals-Diversified                                                    0.42%
Mining                                                                0.87%
Manufacturing                                                         1.43%
Oil & Gas Producers                                                   3.70%
Oil & Gas Services                                                    0.90%
Pharmaceuticals                                                       1.16%
Retail                                                                2.27%
Semiconductors                                                        6.55%
Software                                                              5.36%
Telecommunication Equipment                                           8.87%
Telecommunications                                                   13.36%
Telephone                                                             7.07%
Tobacco                                                               0.00%
Transportation                                                        2.09%
Short-term Investments                                                0.38%
Other Assets and Liabilities, Net                                     0.05%
                                                                   -------
NET ASSETS                                                          100.00%
                                                                   =======

                 See Accompanying Notes to Financial Statements

Pilgrim
International
SmallCap Growth
Fund

          PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                 Market
Shares                                            Value
------------                                   -----------
 COMMON STOCKS: 90.43%
                  AUSTRALIA: 1.40%
     556,400 @    Solution 6 Holdings,
                  Ltd.                         $ 6,064,977
                                               -----------
                  Total Australia                6,064,977
                                               -----------
                  BRAZIL: 0.24%
      26,936      Cia Siderurgica
                  Nacional                       1,045,186
                                               -----------
                  Total Brazil                   1,045,186
                                               -----------
                  CANADA: 2.48%
     127,300 @    Anderson Exploration           1,519,671
      33,600 @    Celestica, Inc.                1,864,800
      51,200 @    Certicom Corp.                 3,118,062
     113,200 @    Clearnet
                  Communications
                  Class A                        3,891,250
      17,400 @    Descartes Systems
                  Group                            382,318
                                               -----------
                  Total Canada                  10,776,101
                                               -----------
                  CHINA: 0.08%
      12,300 @    Qiao Xing Universal
                  Telephone, Inc.                  345,938
                                               -----------
                  Total China                      345,938
                                               -----------
                  DENMARK: 0.82%
      20,150 @    Vestas Wind Systems            3,571,052
                                               -----------
                  Total Denmark                  3,571,052
                                               -----------
                  FINLAND: 1.22%
     150,000 @    Perlos OYJ                     5,289,375
                                               -----------
                  Total Finland                  5,289,375
                                               -----------
                  FRANCE: 13.47%
       6,100      Altran Technologies SA         3,687,450
       6,200      Bouygues                       3,941,542
      28,000 @    Business Objects               3,741,500
      33,000      Compagnie Generale             2,161,088
      16,000      FI System                      4,868,240
      20,600      Galeries Lafayette             3,420,342
      14,484      Havas Advertising              6,172,682
      30,400      Hermes Int'l                   4,588,074
      32,300 @    Infogrames
                  Entertainment                  5,336,929
      13,300      Metropole Television           6,592,677
      41,200      Pechiney SA-A SHS              2,945,064
     175,100      Rhodia SA                      3,958,713
     192,000      Usinor Sacilor                 3,607,656
      36,600 @    Wavecom SA ADR                 3,467,850
                                               -----------
                  Total France                  58,489,807
                                               -----------
                  GERMANY: 12.43%
      40,300      Aixtron                      $ 5,676,195
      63,400      EM.TV &
                  Merchandising AG               4,183,845
      68,800 @    Epcos AG                       5,129,384
     190,000      FAG Kugelfischer
                  Georg Schaefer AG              1,741,968
      47,450      Heideleberger Zement
                  AG                             3,681,052
      43,400      Hochtief AG                    1,622,216
      15,400 @    Intershop
                  Communications                 4,406,402
      61,840      Kamps AG                       4,298,962
      11,900 @    Kamps AG New                     797,285
      32,800      Kinowelt Medien AG             2,015,806
      38,500 @    Primacom AG                    2,342,841
      53,000 @    Ricardo de AG                  6,274,206
      34,100      SGL Carbon AG                  2,250,302
      54,100 @    Singulus Technologies          3,406,609
      28,100 @    Software AG                    1,712,800
      75,900 @    Telegate AG                    4,419,923
                                               -----------
                  Total Germany                 53,959,796
                                               -----------
                  GREECE: 0.15%
      10,900      Titan Cement Co.                 644,822
                                               -----------
                  Total Greece                     644,822
                                               -----------
                  HONG KONG: 4.91%
   2,848,000 @    Computer &
                  Technologies                   3,517,180
   1,310,200      Dickson Concepts Int'l         1,651,760
   3,135,000      Founder Hong Kong,
                  Ltd.                           3,831,286
   1,205,000      Global Tech Holdings,
                  Ltd.                           1,395,124
      32,300 @    I-cable
                  Communications
                  ADR                              809,519
     476,500      Johnson Electric
                  Holdings                       3,058,770
   2,042,000      Legend Holdings, Ltd.          5,069,866
   3,708,000      Shun Tak Holdings,
                  Ltd.                             705,968
   2,224,000      Timeless Software, Ltd.        1,287,451
                                               -----------
                  Total Hong Kong               21,326,924
                                               -----------
                  INDIA: 0.08%
      25,000 @    HCL Technologies, Ltd.           333,333
                                               -----------
                  Total India                      333,333
                                               -----------
                  INDONESIA: 0.00%
         500 @    PT Jaya Real Property                 73
                                               -----------
                  Total Indonesia                       73
                                               -----------
                  ISRAEL: 1.53%
      59,800      BATM Advanced
                  Communications,
                  Ltd.                         $ 4,934,881
      34,400      Nice Systems, Ltd.             1,692,050
                                               -----------
                  Total Israel                   6,626,931
                                               -----------
                  ITALY: 0.72%
     183,733      Gruppo Editoriale
                  L'Espresso                     2,126,929
     282,200      Saipem SpA                     1,020,696
                                               -----------
                  Total Italy                    3,147,625
                                               -----------
                  JAPAN: 21.51%
      16,000      Alpha Systems, Inc.            3,363,974
       2,800      Bellsystem 24, Inc.            3,066,693
       9,000      Benesse Corp.                  2,165,069
       7,500      Disco Corp.                    1,738,216
      12,900      Drake Beam Morin
                  Japan, Inc.                    4,200,763
       7,000      Fancl Corp.                    1,875,611
      18,000      Fast Retailing Co., Ltd.       7,322,511
     384,000      Fukuyama Transporting
                  Co.                            2,760,023
       5,500      Funai Electric Co.             3,237,825
      22,000      Gulliver Int'l Co.             1,979,269
      18,700      Hirose Electric Co.,
                  Ltd.                           4,189,488
      29,000      Jafco Co., Ltd.               10,351,066
      39,800      Justsystems Corp.              2,413,065
      10,650      Nichii Gakkan Co.              2,081,884
      30,100      Nippon System
                  Development                    4,385,781
     109,000      Nitto Denko Corp.              5,446,802
      35,000      Q'sai Co., Ltd.                2,190,495
      12,000      Ryohin Keikaku Co.,
                  Ltd.                           2,406,806
         500      Softbank Technology
                  Corp.                          1,153,921
      21,700      Sunkus & Associates              950,675
      32,000      Toyo Information
                  Systems                        2,253,081
      35,000      Trans Cosmos                  14,922,746
      10,800      Tsuruha Co., Ltd.              1,425,778
     248,000      Uchida Yoko Co.                1,515,744
     659,000      Yaskawa Electric Corp.         4,678,604
      34,600      Zuken, Inc.                    1,322,961
                                               -----------
                  Total Japan                   93,398,851
                                               -----------
                  MEXICO: 0.34%
     202,138 @    Corp. Interamericana
                  de Entretenmiento
                  S.A. Class B                     804,979
     168,784 @    Corp. Interamericana
                  de Entretenmiento
                  S.A. Class L                     657,058
                                               -----------
                  Total Mexico                   1,462,037
                                               -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
SmallCap Growth
Fund

    PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                  Market
Shares                                            Value
------------------------                       ------------
                   NETHERLANDS: 2.43%
      143,900 @    ASM Int'l N.V.              $  3,309,700
      100,000 @    BE Semiconductor
                   Industries N.V.                1,435,688
      164,600 @    VersaTel Telecom Int'l
                   N.V.                           5,804,208
                                               ------------
                   Total Netherlands             10,549,596
                                               ------------
                   NORWAY: 0.77%
       67,000 @    Netcom Asa                     3,335,200
                                               ------------
                   Total Norway                   3,335,200
                                               ------------
                   SINGAPORE: 0.59%
      309,900      Datacraft Asia, Ltd.           2,572,170
                                               ------------
                   Total Singapore                2,572,170
                                               ------------
                   SOUTH KOREA: 0.97%
       61,900 @    Korea Thrunet Co., Ltd.
                   Class A                        4,201,463
                                               ------------
                   Total South Korea              4,201,463
                                               ------------
                   SPAIN: 2.07%
       44,000      Acerinox SA                    1,755,468
      115,000 @    Amadeus Global Travel
                   Distribution SA                1,824,834
       53,800 @    Sogecable                      3,436,502
       36,000 @    Terra Networks SA              1,967,648
                                               ------------
                   Total Spain                    8,984,452
                                               ------------
                   SWEDEN: 4.63%
      119,000      Allgon AB Class B              2,363,248
      127,300 @    Cell Network AB                3,545,294
       39,500      Enea Data AB                   3,040,282
       25,000 @    Framtidsfabriken AB            4,524,142
       87,400 @    Modern Times Group
                   Class B                        4,334,105
       72,100 @    Ortivus AB Class B               354,997
    1,471,900      Rottneros AB                   1,954,485
                                               ------------
                   Total Sweden                  20,116,553
                                               ------------
                   SWITZERLAND: 2.38%
          420 @    Kudelski SA                    2,508,330
        1,200      Publigroupe SA                 1,188,156
        3,200      Sez Holdings AG                1,792,418
        5,100      Straumann Holdings             2,988,118
        4,020 @    Synthes-Stratec, Inc.          1,842,321
                                               ------------
                   Total Switzerland             10,319,343
                                               ------------
                   UNITED KINGDOM: 14.87%
       60,500 @    Arm Holdings PLC            $  4,052,855
       27,700 @    Arm Holdings PLC
                   ADR                            5,304,550
       40,700 @    Autonomy Corp.                 1,973,950
       70,600 @    Baltimore Technologies         5,854,690
      122,500      Capital Radio PLC              2,966,321
      155,100 @    Celltech Chiroscience          1,333,891
       31,300      CMG PLC                        2,322,650
      897,500      Cookson Group                  3,761,314
       77,400 @    Dialog Semiconductor
                   PLC                            5,614,596
       26,200 @    Eidos PLC                      2,310,485
       53,000      Filtronic PLC                  1,809,521
      233,500 @    Future Network PLC             3,220,970
       58,000 @    Independent Energy
                   Holdings ADR                   1,932,125
       46,700 @    Jazztel PLC ADR                3,041,338
      351,200 @    Kingston
                   Communication PLC              4,333,110
      330,000      Pace Micro Technology
                   PLC                            2,816,708
      526,100      Photo-Me Int'l                 2,787,950
      168,074 @    Powderject
                   Pharmaceuticals PLC            2,236,875
       57,700      Psion PLC                      2,416,270
      395,700      Saatchi & Saatchi PLC          2,385,051
       72,400 @    Shire Pharmaceuticals          2,108,650
                                               ------------
                   Total United Kingdom          64,583,870
                                               ------------
                   UNITED STATES: 0.34%
       18,400 @    Opentv Corp.                   1,476,600
                                               ------------
                   Total United States            1,476,600
                                               ------------
                   Total Common Stock
                   (Cost $240,500,284)          392,622,075
                                               ------------
PREFERRED STOCKS: 0.76%
                   Germany: 0.76%
       11,100      Marschollek
                   Lautenschla                    3,299,059
                                               ------------
                   Total Preferred Stocks
                   (Cost $2,266,994)              3,299,059
                                               ------------
                   Total Long-Term
                   Investments (Cost
                   $242,767,278)                395,921,134
                                               ------------

Principal
Amount                                                  Value
-------------                                       -------------
SHORT-TERM INVESTMENTS: 7.32%
                   Repurchase Agreement: 7.32%
 $31,803,000       State Street Bank & Trust
                   Repurchase Agreement,
                   3.00% due 01/03/00
                   (Collateralized by
                   $32,480,000 U.S.
                   Treasury Notes, 6.125%
                   Market Value
                   $32,439,400, Due
                   08/15/07)                        $  31,803,000
                                                    -------------
                   Total Short-Term
                   Investments (Cost
                   $31,803,000)                        31,803,000
                                                    -------------
                   Total Investments
                   in Securities
                   (Cost
                   $274,570,278)*         98.51%      427,724,134
                   Other Assets and
                   Liabilities, Net        1.49%        6,478,455
                                         -------    -------------
                   Net Assets            100.00%    $ 434,202,589
                                         =======    =============

@ Non-income producing security
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                   Gross Unrealized

                   Appreciation                     $ 157,982,142
                   Gross Unrealized
                   Depreciation                        (4,828,286)
                                                    -------------
                   Net Unrealized
                   Appreciation                     $ 153,153,856
                                                    =============

                 See Accompanying Notes to Financial Statements

Pilgrim
International
SmallCap Growth
Fund

    PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                Percentage of
Industry                                                          Net Assets
----------                                                       ------------
Advertising                                                          2.24%
Apparel                                                              1.06%
Building Materials                                                   1.00%
Chemicals                                                            1.43%
Commercial Services                                                  3.17%
Computers                                                            8.86%
Cosmetics/Personal Care                                              0.43%
Distribution/Wholesale                                               0.38%
Diversified Financial Services                                       0.76%
Electric                                                             0.44%
Electrical Components & Equipment                                    2.22%
Electronics                                                          7.37%
Engineering & Construction                                           2.13%
Entertainment                                                        0.34%
Food                                                                 1.68%
Forest Products & Paper                                              0.45%
Hand/Machine Tools                                                   0.40%
Health Care                                                          1.19%
Iron/Steel                                                           1.47%
Machinery-Diversified                                                0.78%
Media                                                                7.19%
Metal Fabricate/Hardware                                             1.18%
Manufacturing                                                        1.91%
Office/Business Equipment                                            0.35%
Oil & Gas Producers                                                  0.35%
Oil & Gas Services                                                   0.24%
Pharmaceuticals                                                      1.31%
Real Estate                                                          0.00%
Retail                                                               5.80%
Semiconductors                                                       7.07%
Software                                                            15.38%
Technology                                                           0.08%
Telecommunication Equipment                                          1.64%
Telecommunications                                                   5.95%
Telephone                                                            1.34%
Transportation                                                       1.22%
Venture Capital                                                      2.38%
Short-term Investments                                               7.32%
Other Assets and Liabilities, Net                                    1.49%
                                                                  -------
NET ASSETS                                                         100.00%
                                                                  =======

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries
Fund

          PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                  Market
Shares                                             Value
------------                                    -----------
 COMMON STOCK: 96.19%
                   BRAZIL: 9.10%
      86,300       Aracruz Celulose SA
                   ADR                          $ 2,265,375
      50,622       Cia Siderurgica
                   Nacional                       1,964,268
     269,900       Embratel Participacoes
                   ADR                            7,354,775
     139,300       Globo Cabo S.A.                2,507,400
      38,400       Tele Centro Sul
                   Participacoes ADR              3,484,800
     147,300       Tele Norte Leste
                   Participacoes                  3,756,150
                                                -----------
                   Total Brazil                  21,332,768
                                                -----------
                   CHINA: 0.89%
   2,116,000 @     China Southern
                   Airlines                         462,752
   5,801,000 @     Yizheng Chemical
                   Fibre                          1,623,101
                                                -----------
                   Total China                    2,085,853
                                                -----------
                   CZECH REPUBLIC: 0.79%
      36,480 @     Ceske
                   Radiokomunikace
                   GDR                            1,331,520
      91,000 @     Komercni Banka AS
                   GDR                              516,835
                                                -----------
                   Total Czech Republic           1,848,355
                                                -----------
                   EGYPT: 2.11%
      67,000 @#    Al-Ahram Beverages
                   GDR                            1,336,750
      88,600       Commercial Int'l Bank          1,298,146
      50,300 @     Mobinil-Egyptian
                   Mobile                         2,323,292
                                                -----------
                   Total Egypt                    4,958,188
                                                -----------
                   GREECE: 2.55%
      31,900       Alpha Credit Bank              2,507,109
      31,728       Intracom S.A.                  1,454,273
      34,000       Titan Cement Co.               2,011,371
                                                -----------
                   Total Greece                   5,972,753
                                                -----------
                   HONG KONG: 1.47%
     936,000       China Merchants
                   Holdings                         770,618
     429,400 @     China Telecom, Ltd.            2,684,613
                                                -----------
                   Total Hong Kong                3,455,231
                                                -----------
                   HUNGARY: 1.41%
      48,700       Matav Rt ADR                   1,753,200
      81,000       Tiszai Vegyi Kombinat
                   Rt                             1,546,340
                                                -----------
                   Total Hungary                  3,299,540
                                                -----------
                   INDIA: 9.75%
      40,000 @     HCL Technologies, Ltd.       $   533,333
      21,300       Hindalco Industries
                   GDR                              503,745
      48,900       Hindalco Industries,
                   Ltd.                             904,931
      43,800 @     Hindustan Lever, Ltd.          2,265,517
      36,840 @     Infosys Technologies,
                   Ltd.                          12,293,762
     645,800 @     Reliance Industries,
                   Ltd.                           3,469,505
      44,300       Satyam Computer
                   Services                       2,239,442
      26,500 #     Videsh Snachar Nigam,
                   Ltd.                             657,200
                                                -----------
                   Total India                   22,867,435
                                                -----------
                   ISRAEL: 5.44%
     671,900       Bank Hapoalim, Ltd.            2,095,740
     500,200       Bank Leumi Le-Israel           1,053,788
      30,600 @     Ectel, Ltd.                      558,450
      20,100 @     Gilat Satellite Networks       2,386,875
      48,000 @     Matav Cable
                   Communications                 1,389,577
      30,900 @     Nice Systems, Ltd.             1,519,894
      14,300 @     Orckit
                   Communications,
                   Ltd.                             490,669
      74,200 @     Partner
                   Communications                 1,919,925
      31,200 @     Radware, Ltd.                  1,345,500
                                                -----------
                   Total Israel                  12,760,418
                                                -----------
                   MEXICO: 11.20%
     398,000 @     Corp. Interamericana
                   de Entretenmiento
                   S.A. Class L                   1,549,371
   1,055,430 @     Corp. Interamericana
                   de Entretenmiento
                   S.A. Class B                   4,203,064
     624,900 @     Grupo Carso Global
                   Telecom S.A.                   5,851,555
     366,000 @     Grupo Financiero
                   Inbursa                        1,494,113
     244,000       Grupo Mexico S.A.              1,205,303
     562,000 @     Grupo Sanborns S.A.            1,241,728
       5,000 @     Grupo Televisa S.A.              168,341
      25,400 @     Grupo Televisa S.A.
                   GDR                            1,733,550
      61,000       Telefonos de Mexico            6,862,500
      13,000       Tubos de Acero de
                   Mexico ADR                       176,313
     199,000       TV Azteca S.A. de CV           1,791,000
                                                -----------
                   Total Mexico                  26,276,838
                                                -----------
                   POLAND: 0.34%
      23,800       Softbank S.A. GDR                793,337
                                                -----------
                   Total Poland                     793,337
                                                -----------
                   RUSSIA: 3.21%
      41,500       Lukoil Holding ADR           $ 2,158,000
     191,100       Surgutneftegaz ADR             3,248,700
      47,500 @     Vimpel-
                   Communications
                   ADR                            2,119,688
                                                -----------
                   Total Russia                   7,526,388
                                                -----------
                   SINGAPORE: 5.43%
     460,100       Datacraft Asia, Ltd.           3,818,830
      83,736       DBS Group Holdings,
                   Ltd.                           1,372,556
   1,973,000 @     International Press
                   Softcom, Ltd.                  1,036,551
     293,000       Natsteel Electronics,
                   Ltd.                           1,548,124
     161,000 @     Pacific Century
                   Regional
                   Developments, Ltd.             2,310,357
     230,700       Venture Manufacturing,
                   Ltd.                           2,645,674
                                                -----------
                   Total Singapore               12,732,092
                                                -----------
                   SOUTH AFRICA: 4.90%
     141,000       Datatec, Ltd.                  2,490,866
     376,565 @     Dimension Data
                   Holdings, Ltd.                 2,364,442
      50,500       Impala Platinum
                   Holdings                       2,045,466
     257,600 @     Ixchange Technology            1,089,484
     178,200       Sappi, Ltd.                    1,762,434
     212,100       Sasol, Ltd.                    1,742,342
                                                -----------
                   Total South Africa            11,495,034
                                                -----------
                   SOUTH KOREA: 15.78%
       9,050 @     Dacom Corp.                    4,662,483
      69,210       Housing & Commercial
                   Bank Korea                     2,194,240
     133,724       Hyundai Motor                  2,119,799
      50,580 @     Hyundai Motor Co.,
                   Ltd. GDR                         547,276
     108,870       Kookmin Bank                   1,706,637
      37,800       Korea Telecom Corp.
                   ADR                            2,825,550
       1,350       Korea Telecom Corp.              212,814
      44,330       LG Chemical                    1,401,538
     101,130       LG Electronics                 4,185,918
      40,700       Pohang Iron & Steel
                   Co. ADR                        1,424,500
     123,030       Samsung Corp.                  1,841,929
      38,261       Samsung Electronics
                   Co.                            8,962,947
       1,370       SK Telecom Co., Ltd.           4,910,524
                                                -----------
                   Total South Korea             36,996,155
                                                -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries
Fund

    PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------


                                                   Market
Shares                                              Value
------------------------                         ------------
                    TAIWAN: 11.64%
      345,000 @     Accton Technology
                    Corp.                        $  1,170,703
      199,900 @     Accton Technology
                    Corp. GDR                       1,454,273
      135,000       Ambit Microsystems
                    Corp.                           1,002,230
       75,200 @     ASE Test, Ltd.                  1,833,000
      166,000       Asustek Computer, Inc.          1,750,709
       23,250       Cathay Life Insurance              55,930
    1,143,000       China Steel                       844,913
       64,200       China Steel Corp. GDR             961,395
      583,600 @     Hon Hai Precision
                    Industry                        4,351,200
      323,000 @     Systex Corp.                    2,202,390
    1,537,000 @     Taiwan Semiconductor
                    ADR                             8,178,397
      257,000 @     United
                    Microelectronics                  917,126
      108,600 @#    Winbound Electronics
                    Corp. GDR                       2,580,770
                                                 ------------
                    Total Taiwan                   27,303,036
                                                 ------------
                    TURKEY: 4.82%
    1,824,800       Arcelik A.S.                    1,194,329
    6,440,500       Haci Omer Sabanci
                    Holdings                        3,740,335
    7,660,100       Hurriyet Gazetecilic ve
                    Matbaacilik A.S.                1,412,260
   12,259,600       Turkiye Garanti
                    Bankasi A.S.                    1,853,406
   10,021,700       Yapi ve Kredi Bankasi
                    A.S.                            3,094,828
                                                 ------------
                    Total Turkey                   11,295,158
                                                 ------------
       34,400       Anglo American PLC           $  2,221,521
      287,900       Antofagasta Holdings
                    PLC                             2,019,464
      775,100       Billiton PLC                    4,540,165
                                                 ------------
                    Total United Kingdom            8,781,150
                                                 ------------
       15,800 @     Comverse Technology,
                    Inc.                            2,287,050
       25,500 @     MIH, Ltd.                       1,504,500
                                                 ------------
                    Total United States             3,791,550
                                                 ------------
                    Total Common Stock
                    (Cost $148,045,646)           225,571,279
                                                 ------------
PREFERRED STOCKS: 3.62%
                    BRAZIL: 3.62%
       54,499 @     Eletropaulo
                    Metropolitan                    3,534,570
       19,467       Petroleo Brasileiro S.A.        4,963,971
                                                 ------------
                    Total Preferred Stocks
                    (Cost $4,811,392)               8,498,541
                                                 ------------
                    Total Long-Term
                    Investments (Cost
                    $152,857,038)                $234,069,820
                                                 ------------

Principal
Amount                                                Value
------------                                      -------------
 SHORT-TERM INVESTMENTS: 0.59%
                  Repurchase Agreement: 0.59%
  $1,379,000      State Street Bank & Trust
                  Repurchase Agreement,
                  3.00% due 01/03/00
                  (Collateralized by
                  $1,125,000 U.S. Treasury
                  Bonds, 8.875% Market
                  Value $1,407,656, Due
                  02/15/19)                       $   1,379,000
                                                  -------------
                  Total Short-Term
                  Investments (Cost
                  $1,379,000)                         1,379,000
                                                  -------------
                  Total Investments
                  in Securities
                  (Cost
                  $154,236,038)*        100.40%     235,448,820
                  Other Assets and
                  Liabilties, Net        -0.40%        (935,552)
                                        -------   -------------
                  Net Assets            100.00%   $ 234,513,268
                                        =======   =============

@ Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 may not be resold subject to that rule except to qualified institutional buyers.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                  Gross Unrealized
                  Appreciation                    $  84,391,246
                  Gross Unrealized
                  Depreciation                       (3,178,464)
                                                  -------------
                  Net Unrealized
                  Appreciation                    $  81,212,782
                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries
Fund

    PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                Percentage of
Industry                                                          Net Assets
----------                                                       ------------
Airlines                                                             0.20%
Auto - Cars/Light Trucks                                             0.23%
Auto Manufacturers                                                   0.90%
Banks                                                                7.32%
Basic Materials                                                      1.79%
Building Materials                                                   0.86%
Chemicals                                                            3.76%
Computers                                                            4.13%
Consumer - Cyclical                                                  3.21%
Consumer - Non-cyclical                                              0.57%
Diversified Financial Services                                       0.64%
Electric                                                             1.51%
Electrical Components & Equipment                                    6.03%
Electronic Components --
  Semiconductors                                                     1.10%
Electronics                                                          5.17%
Energy                                                               2.30%
Entertainment                                                        2.45%
Financial                                                            0.22%
Forest Products & Paper                                              0.75%
Holding Companies - Diversified                                      1.59%
Home Furnishings                                                     0.51%
Household Products/Wares                                             0.97%
Industrial                                                           0.07%
Insurance                                                            0.02%
Investment Companies                                                 0.95%
Iron/Steel                                                           1.20%
Media                                                                1.27%
Metals-Diversified                                                   1.77%
Mining                                                               2.80%
Oil & Gas Producers                                                  2.86%
Real Estate                                                          0.99%
Retail                                                               0.53%
Semiconductors                                                       3.88%
Software                                                             7.10%
Steel - Producers                                                    0.41%
Technology                                                           8.22%
Telecommunication Equipment                                          2.25%
Telecommunications                                                   6.31%
Telephone                                                            2.50%
Utilities                                                           10.47%
Short-term Investments                                               0.59%
Other Assets and Liabilities, Net                                   -0.40%
                                                                  -------
NET ASSETS                                                         100.00%
                                                                  =======

Pilgrim
Strategic
Income
Fund

          PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------


Principal                                            Market
Amount                                               Value
------------------------                           ----------
CORPORATE BONDS: 48.88%
                      Broadcast, Radio & Television: 2.54%
        $220,000      CD Radio, Inc.,
                      0/15.000%, due
                      12/1/2007                    $  109,725
         195,000      News America
                      Holdings, 8.875%,
                      due 04/26/23                    205,512
                                                   ----------
                                                      315,237
                                                   ----------
                      Cable Television: 2.05%
         450,000 #    United Pan-Europe
                      Communications,
                      0/12.500% due
                      8/01/09                         254,250
                                                   ----------
                      Communications -- Wireline: 6.85%
         250,000 #    Globenet
                      Communications
                      Group, Ltd.
                      13.000%, due
                      07/15/07                        255,000
         100,000      Global Telesystems
                      Group, Inc., 9.875%,
                      due 02/15/05                     94,750
         500,000      ICG Services, Inc.,
                      0/10.000%, due
                      2/15/08                         249,375
         250,000      MGC Communications,
                      Inc., 13.000%, due
                      10/01/04                        251,875
                                                   ----------
                                                      851,000
                                                   ----------
                      Communications -- Internet: 4.60%
         500,000      Covad
                      Communications
                      Group, 0/13.500%,
                      due 03/15/08                    312,500
         250,000 #    Psinet Inc., 11.000%,
                      due 8/01/09                     258,125
                                                   ----------
                                                      570,625
                                                   ----------
                      Communications -- Wireless: 7.25%
         500,000      Pinnacle Holdings,
                      Inc., 0/10.000% due
                      03/15/08                        326,875
         250,000      Winstar
                      Communications,
                      Inc., 15.000%, due
                      03/01/07                        336,875
         375,000      Crown Castle
                      International Corp.
                      0/11.250%, due
                      8/01/11                         235,781
                                                   ----------
                                                      899,531
                                                   ----------
                      Entertainment & Leisure: 2.13%
        $350,000      Ascent Entertainment
                      Group, 0/11.875%,
                      due 12/15/04                 $  263,813
                                                   ----------
                      Financial - Other Services: 3.96%
         500,000      Caterpillar Financial
                      Services Corp.
                      6.875%, due 8/01/04             491,575
                                                   ----------
                      Food Stores: 2.31%
         300,000      Albertson's, Inc.               286,827
                                                   ----------
                      Gaming & Lottery: 1.96%
         250,000      Majestic Star Casino,
                      LLC, 10.875%, due
                      07/01/06                        243,125
                                                   ----------
                      Metals - Diversified: 1.51%
         199,304      Scotia Pacific Co. LLC,
                      6.550% due
                      01/20/07                        187,892
                                                   ----------
                      Oil: 4.40%
          60,000 #    Cerro Negro Finance,
                      Ltd., 7.330%, due
                      12/01/09                         47,201
         500,000      Occidental Petroleum,
                      7.650%, due 2/15/06             499,215
                                                   ----------
                                                      546,416
                                                   ----------
                      Semiconductor/Electronic
                      Components: 1.54%
         200,000      Motorola, Inc.,
                      6.500%, due 9/1/25              191,156
                                                   ----------
                      Telephone - Integrated: 3.19%
         400,000      Sprint Capital Corp.            396,316
                                                   ----------
                      Transportation (Air, Bus, Rail): 3.72%
         250,000      Atlas Air, Inc., 9.250%,
                      due 4/15/08                     235,000
         249,893      Continental Airlines,
                      Inc., 6.545%, due
                      02/02/19                        227,118
                                                   ----------
                                                      462,118
                                                   ----------
                      Utilities: 0.87%
         100,000 #    East Coast Power LLC,
                      7.536%, due
                      06/30/17                         88,780
          20,000      Enersis S.A., 6.600%,
                      due 12/1/26                      19,017
                                                   ----------
                                                      107,797
                                                   ----------
                      Total Corporate Bonds
                      (Cost $6,152,721)             6,067,678
                                                   ----------
U.S. TREASURY OBLIGATIONS: 8.37%
                      Governments: 8.37%
        $700,000      U.S. Treasury Note,
                      5.250%, due 2/15/29          $  578,809
                                                   ----------
         500,000      Federal Home Loan
                      Bank, 5.863%, due
                      4/22/09                         459,955
                                                   ----------
                      Total Governments
                      (Cost $1,066,442)             1,038,764
                                                   ----------
U.S. GOVERNMENT AGENCY
OBLIGATIONS: 15.80%
                      Federal Home Loan Mortgage
                      Corporation: 6.80%
         195,874      5.500%, due 01/01/14            182,284
         100,565      5.500%, due 02/01/14             93,462
         487,744      7.000%, due 06/01/29            472,653
          20,967      9.000%, due 06/01/06             21,871
          50,428      9.500%, due 11/01/05             52,933
          19,564      10.000%, due
                      10/01/03                         20,572
                                                   ----------
                                                      843,775
                                                   ----------
                      Federal National Mortgage
                      Association: 8.96%
          97,848      6.500%, due 02/01/09             95,402
         940,702      6.500%, due 06/01/14            913,356
          27,124      9.500%, due 05/01/07             28,472
          24,479      9.500%, due 06/01/05             25,695
          23,395      9.500%, due 07/01/06             24,557
          23,100      10.000%, due
                      10/01/05                         24,400
                                                   ----------
                                                    1,111,882
                                                   ----------
                      Government National Mortgage
                      Association: 0.04%
           3,692      8.500%, due 02/15/21              3,831
             441      11.500%, due
                      02/15/13                            467
           1,099      11.500%, due
                      07/15/13                          1,228
                                                   ----------
                                                        5,527
                                                   ----------
                      Total U.S. Government
                      Agency Obligations
                      (Cost $1,992,299)             1,961,184
                                                   ----------

Pilgrim
Strategic
Income
Fund

    PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Principal                                          Market
Amount                                             Value
------------------------                        ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS AND
 ASSET-BACKED SECURITIES: 14.58%
                     Mortgage -- Commercial: 11.46%
     $210,000 #      Allied Capital
                     Commercial
                     Mortgage 1998 1 C,
                     6.710%, due
                     12/25/04                   $    199,341
      260,000        Commercial Mortgage
                     Asset Trust 1999 C1
                     A2, 6.585%, due
                     7/17/08                         245,309
      200,000        First Union National
                     Bank Commercial
                     Mortgage, 7.390%,
                     due 11/15/09                    198,748
      297,502        GMCC 1999 C-3 A1A
                     6.974%, due 5/15/08             292,896
      500,000        MBNA Master Credit
                     Card Trust 6.350%,
                     due 12/15/06                    487,030
                                                ------------
                                                   1,423,324
                                                ------------
                     Mortgage -- Residential: 3.12%
      300,000        Emergent Home Equity
                     Loan Trust 7.080%,
                     due 12/15/28                    289,254
      100,000        Saxon Asset Securities
                     Trust 1999 1 AF3,
                     6.170%, due 8/25/21
                                                      97,631
                                                ------------
                                                     386,885
                                                ------------
                     Total CMO's and
                     Asset-Backed
                     Securities (Cost
                     $1,858,492)                   1,810,209
                                                ------------
PREFERRED STOCK: 2.11%
                     Communications - Internet: 2.06%
       $2,667        Concentric Network         $    261,373
                                                ------------
                     Total Preferred Stock
                     (Cost $240,842)                 261,373
                                                ------------
MUTUAL FUNDS: 4.16%
                     Investment Companies: 4.16%
       64,500 ++     Pilgrim Prime Rate
                     Trust                           516,000
                                                ------------
                     Total Mutual Funds
                     (Cost $610,654)                 516,000
                                                ------------
                     Total Long-Term
                     Investments: 91.90%
                     (Cost $11,921,450)         $ 11,655,208
                                                ------------
SHORT-TERM INVESTMENTS: 5.33%
                   Repurchase Agreement: 5.33%
    $ 662,000      State Street Bank & Trust
                   Repurchase Agreement,
                   3.000% due 01/03/00
                   (Collateralized by
                   $1,870,000 U.S. Treasury
                   Notes, 8.500% due
                   02/15/20, Market Value
                   $680,400)                        $    662,000
                                                    ------------
                   Total Short-Term
                   Investments (Cost
                   $662,000)                             662,000
                                                    ------------
                   Total Investments
                   (Cost
                   $12,583,450)*          99.23%      12,317,208
                   Other Assets and
                   Liabilities, Net        0.77%          95,973
                                         -------    ------------
                   Net Assets            100.00%    $ 12,413,181
                                         =======    ============

@  Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
++ Related party
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                   Gross Unrealized
                   Appreciation                     $    117,499
                   Gross Unrealized
                   Depreciation                         (383,741)
                                                    ------------
                   Net Unrealized
                   Depreciation                     $   (266,242)
                                                    ============

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund

          PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                               Market
Principal                                       Value
------------                                 -----------
 CORPORATE BONDS: 90.73%
                  Automotive: 1.96%
 $1,000,000  #    Holley Performance,
                  12.250%, due
                  09/15/07                   $   955,000
 7,000,000        JH Heafner Co.,
                  10.000%, due
                  05/15/08                     6,405,000
                                             -----------
                                               7,360,000
                                             -----------
                  Business Services: 4.49%
 7,000,000   #    Allied Waste North
                  America, 10.000%,
                  due 08/01/09                 6,265,000
 5,000,000        Group Maintenance
                  America, 9.750%,
                  due 01/15/09                 4,975,000
 6,000,000        Primark Corp.,
                  9.250%, due
                  12/15/08                     5,617,500
                                             -----------
                                              16,857,500
                                             -----------
                  Cable & DBS: 6.04%
 4,000,000        Charter
                  Communications
                  Holdings, 8.625%,
                  due 04/01/09                 3,710,000
 6,000,000        Coaxial
                  Communication,
                  Inc., 10.000%, due
                  08/15/06                     5,910,000
 7,000,000        Pegasus
                  Communications,
                  9.750%, due
                  12/01/06                     7,000,000
 6,000,000        Star Choice
                  Communications,
                  13.000%, due
                  12/15/05                     6,052,500
                                             -----------
                                              22,672,500
                                             -----------
                  Chemicals, Plastics, Rubber: 0.70%
 7,000,000        Moll Industries,
                  10.500%, due
                  07/01/08                     2,625,000
                                             -----------
                  Communications - Internet: 7.84% :
 7,000,000        Exodus
                  Communications,
                  Inc., 11.250%, due
                  07/01/08                     7,280,000
 8,000,000        Globix Corp.,
                  13.000%, due
                  05/01/05                     8,100,000
 7,500,000        PSINet, Inc., 11.000%,
                  due 08/01/09                 7,762,500
 6,500,000        Rhythms
                  Netconnections,
                  12.750%, due
                  04/15/09                     6,305,000
                                             -----------
                                              29,447,500
                                             -----------
                  Communications - Wireless: 5.82%
 $3,000,000       Crown Castle Int'l
                  Corp., 9.250%, due
                  08/01/11                   $ 3,007,500
 9,000,000   #    Nextel
                  Communications,
                  9.375%, due
                  11/15/09                     8,865,000
 6,000,000        Teligent, Inc.,
                  11.500%, due
                  12/01/07                     5,850,000
 4,000,000   #    Voicestream Wire Co.,
                  10.375%, due
                  11/15/09                     4,120,000
                                             -----------
                                              21,842,500
                                             -----------
                  Communications - Wireline: 15.62%
 8,000,000   #    Global Crossing
                  Holdgings, Ltd.,
                  9.500%, due
                  11/15/09                     7,960,000
 5,500,000   #    Globenet
                  Communications
                  Group, Ltd.,
                  13.000%, due
                  07/15/07                     5,623,750
 5,000,000        Hyperion
                  Telecommunication,
                  12.000%, due
                  11/01/07                     5,287,500
 7,000,000        Level 3
                  Communications,
                  Inc., 9.125%, due
                  05/01/08                     6,597,500
 7,000,000        Metromedia Fiber
                  Network, 10.000%,
                  due 11/15/08                 7,192,500
 7,000,000        MGC Communications,
                  Inc., 13.000%, due
                  10/01/04                     7,070,000
 6,000,000        Nextlink
                  Communications,
                  10.750%, due
                  06/01/09                     6,210,000
 5,000,000        Northeast Optic
                  Network, 12.750%,
                  due 08/15/08                 5,350,000
 7,000,000        Williams
                  Communication
                  Group, Inc.,
                  10.875%, due
                  10/01/09                     7,350,000
                                             -----------
                                              58,641,250
                                             -----------
                  Consumer Products: 2.75%
 4,000,000        Bell Sports, Inc.,
                  11.000%, due
                  08/15/08                     3,960,000
 6,000,000        Drypers Corp.,
                  10.250%, due
                  06/15/07                     4,905,000
 4,000,000        Styling Technology
                  Corp., 10.875%, due
                  07/01/08                     1,480,000
                                             -----------
                                              10,345,000
                                             -----------
                  Containers, Packaging, Glass: 1.66%
 $7,000,000       Russell-Stanley
                  Holding, Inc.,
                  10.875%, due
                  02/15/09                   $ 6,230,000
                                             -----------
                  Electronics: 1.80%
 3,000,000        Fairchild
                  Semiconductor,
                  10.375%, due
                  10/01/07                     3,075,000
 9,000,000        Merisel, Inc., 12.500%,
                  due 12/31/04                 3,690,000
                                             -----------
                                               6,765,000
                                             -----------
                  Entertainment & Leisure: 3.94%
 5,000,000        Bally Total Fitness
                  Holdings, 9.875%,
                  due 10/15/07                 4,850,000
 5,000,000        Epic Resorts LLC/CAP,
                  13.000%, due
                  06/15/05                     3,700,000
 6,750,000        Hollywood
                  Entertainment,
                  10.625%, due
                  08/15/04                     6,243,750
                                             -----------
                                              14,793,750
                                             -----------
                  Finance, Insurance, Banking: 0.75%
 3,000,000        MFN Financial Corp.,
                  10.000%, due
                  03/23/01                     2,831,250
                                             -----------
                  Food, Beverage & Tobacco: 3.47%
 3,000,000        Imperial Holly,
                  9.750%, due
                  12/15/07                     2,175,000
 5,000,000        Luigino's, Inc.,
                  10.000%, due
                  02/01/06                     4,450,000
 7,000,000        Packaged Ice, Inc.,
                  9.750%, due
                  02/01/05                     6,405,000
                                             -----------
                                              13,030,000
                                             -----------
                  Gaming & Lottery: 2.59%
 6,000,000        International Game
                  Technology, 8.375%,
                  due 05/15/09                 5,805,000
 4,000,000        Majestic Star LLC/CAP,
                  10.875%, due
                  07/01/06                     3,900,000
                                             -----------
                                               9,705,000
                                             -----------
                  Health Care: 2.65%
 6,000,000        Biovail Corp. Int'l,
                  10.875%, due
                  11/15/05                     6,300,000
 6,000,000        Global Health
                  Sciences, 11.000%,
                  due 05/01/08                 3,660,000
                                             -----------
                                               9,960,000
                                             -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund

    PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------


                                                 Market
Principal                                        Value
------------                                  ------------
                  Homebuilding, Building
                  Materials: 1.47%
 $6,000,000       Juno Lighting, Inc.,
                  11.875%, due
                  07/01/09                    $  5,535,000
                                              ------------
                  Machinery: 0.61%
 4,000,000        Aqua Chem, Inc.
                  11.250%, due
                  07/01/09                       2,280,000
                                              ------------
                  Manufacturing: 2.41%
 5,000,000        Jordan Industries,
                  10.375%, due
                  08/01/07                       4,950,000
 4,000,000        Transportation
                  Manufacturing
                  Operations,
                  11.750%, due
                  05/01/09                       4,100,000
                                              ------------
                                                 9,050,000
                                              ------------
                  Metals & Mining: 1.16%
 4,000,000   #    Anker Coal Group,
                  Inc., 14.250%, due
                  09/01/07                       2,200,000
 4,250,000        Lodestar Holdings,
                  Inc., 11.500%, due
                  05/15/05                       2,167,500
                                              ------------
                                                 4,367,500
                                              ------------
                  Paper & Forest Products: 1.22%
 4,500,000   #    American Tissue, Inc.,
                  12.500%, due
                  07/15/06                       4,567,500
                                              ------------
                  Restaurants: 0.60%
 3,000,000        Avado Brands, Inc.,
                  11.750%, due
                  06/15/09                       2,265,000
                                              ------------
                  Retail: 9.04%
 6,000,000        Advance Stores Co.,
                  Inc., 10.250%, due
                  04/15/08                       5,220,000
 5,000,000        Ames Department
                  Stores, 10.000%,
                  due 04/15/06                   4,950,000
 6,000,000        Big 5 Corp., 10.875%,
                  due 11/15/07                   5,910,000
 8,000,000        CSK Auto, Inc.,
                  11.000%, due
                  11/01/06                       8,160,000
 5,000,000        Jo-Ann Stores, Inc.,
                  10.375%, due
                  05/01/07                       4,900,000
 5,000,000        Tuesday Morning
                  Corp., 11.000%, due
                  12/15/07                       4,800,000
                                              ------------
                                                33,940,000
                                              ------------
                  Retail - Automotive: 3.45%
 $6,000,000       Sonic Automotive, Inc.,
                  11.000%, due
                  08/01/08                    $  5,760,000
 8,000,000        United Auto Group,
                  Inc., 11.000%, due
                  07/15/07                       7,200,000
                                              ------------
                                                12,960,000
                                              ------------
                  Textile & Apparel: 1.14%
 5,000,000        Norton McNaughton
                  Group, 12.500%,
                  due 06/01/05                   4,275,000
                                              ------------
                  Transportation (Air, Bus, Rail): 7.55%
 7,000,000   #    Amtran, Inc., 10.500%,
                  due 08/01/04                   7,000,000
 5,000,000        Atlas Air, Inc., 9.250%,
                  due 04/15/08                   4,712,500
 6,000,000        Budget Group, Inc.,
                  9.125%, due
                  04/01/06                       5,580,000
 6,000,000   #    Railworks Corp.,
                  11.500%, due
                  04/15/09                       6,090,000
 5,000,000   #    Worldwide Flight
                  Service, 12.250%,
                  due 08/15/07                   4,950,000
                                              ------------
                                                28,332,500
                                              ------------
                  Total Corporate Bonds
                  (Cost $363,745,006)          340,678,750
                                              ------------

Shares
-----------
COMMON STOCK: 0.14%
                    Communication -- Wireline: 0.14%
   10,778     @     MGC Communications,
                    Inc. (Cost $70,000)     $ 540,921
                                            ---------
MUTUAL FUNDS: 0.15%
                    Finance, Insurance, Banking: 0.15%
   68,000           Van Kampen Senior
                    Income Trust (Cost
                    $575,705)               $ 552,500
                                            ---------

Number of
Warrants
-------------
WARRANTS: 0.44%
                   Cable & DBS: 0.05%
      115,800      NatWest - Star Choice
                   Communications
                   Warrants                  $    208,440
                                             ------------
                   Communications - Internet: 0.39%
        5,500      Bell Technology Group
                   Warrants                     1,452,000
                                             ------------
                   Entertainment & Leisure: 0.00%
        5,000      Epic Resorts Warrants                0
                                             ------------
                   Metals & Mining: 0.00%
           94 @    Anker Coal Group
                   Warrants                             0
                   Total Warrants (Cost
                   $127,520)                    1,660,440
                                             ------------
                   Total Long-Term
                   Investments (Cost
                   $364,518,231)              343,432,611
                                             ------------

Principal
Amount                                                  Value
-------------                                       -------------
SHORT-TERM INVESTMENTS: 6.00%
                   Commercial Paper: 6.00%
   $3,665,796      Ford Motor Credit Corp.,
                   1.000%, due 01/03/00             $   3,665,796
   18,865,807      Union Bank of Switzerland,
                   4.000%, due 01/03/00                18,865,807
                                                    -------------
                   Total Short-Term
                   Investments (Cost
                   $22,531,603)                        22,531,603
                                                    -------------
                   Total Investments
                   in Securities
                   (Cost
                   $387,049,834)*         97.46%      365,964,214
                   Other Assets and
                   Liabilities, Net        2.54%        9,532,806
                                         ------     -------------
                   Total Net
                   Assets                100.00%    $ 375,497,020
                                         ======     =============

@ Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may noty be resold subject to that rule, except to qualified institutional buyers.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                   Gross Unrealized
                   Appreciation                     $   6,002,365
                   Gross Unrealized
                   Depreciation                       (27,087,985)
                                                    -------------
                   Net Unrealized
                   Depreciation                    ($  21,085,620)
                                                    =============

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund II

          PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------


                                                Market
Principal                                        Value
------------                                  -----------
CORPORATE BONDS: 85.60%
                  Broadcasting, Radio & Television: 4.41%
 $3,240,000       CD Radio, Inc.,
                  0/15.000%, due
                  12/01/07                    $ 1,615,950
 2,000,000        Allied Waste North
                  America, 10.000%,
                  due 08/01/09                  1,785,000
                                              -----------
                                                3,400,950
                                              -----------
                  Cable & DBS: 9.91%
 3,000,000        Charter
                  Communications
                  Holdings, 0/9.920%,
                  due 04/01/11                  1,766,250
 2,000,000        NTL, Inc., 0/9.750%,
                  due 04/01/08                  1,392,500
 1,110,000        Pegasus
                  Communications
                  Corp., 9.625%, due
                  10/15/05                      1,123,875
 1,000,000   #    Star Choice
                  Communications,
                  13.000%, due
                  12/15/05                      1,006,250
 1,340,000   #    United Int'l Holdings,
                  0/12.500%, due
                  02/15/08                      1,491,750
 2,600,000        United Pan-Europe
                  Communications,
                  0/10.750%, due
                  08/01/09                        854,250
                                              -----------
                                                7,634,875
                                              -----------
                  Chemicals, Plastics, Rubber: 1.75%
 4,550,000   #    Huntsman ICI
                  Chemicals, 0.000%,
                  due 12/31/09                  1,347,937
                                              -----------
                  Communications -- Internet: 9.82%
 3,000,000        Covad
                  Communications
                  Group, 0.13.500%,
                  due 03/15/08                  1,875,000
 2,000,000        Globix Corp.,
                  13.000%, due
                  05/01/05                      2,020,000
 2,000,000        Psinet Inc., 11.000%,
                  due 08/01/09                  2,065,000
 3,000,000   #    Rhythms
                  Netconnections,
                  0/13.500%, due
                  05/15/08                      1,601,250
                                              -----------
                                                7,561,250
                                              -----------
                  Communications - Wireless: 11.56%
 $2,250,000       Crown Castle Int'l
                  Corp., 0/11.250%,
                  due 08/01/11                $ 1,414,688
 2,000,000   #    Nextel
                  Communications,
                  9.375%, due
                  11/15/09                      1,965,000
 3,000,000        Pinnacle Holdings,
                  Inc., 0/10.000%, due
                  03/15/08                      1,961,250
     915,000      Telesystem Int'l
                  Wireless,
                  0/13.250%, due
                  06/30/07                        557,006
 2,230,000   #    Winstar
                  Communications,
                  Inc., 15.000%, due
                  03/01/07                      3,004,925
                                              -----------
                                                8,902,869
                                              -----------
                  Communications - Wireline: 20.91%
 1,870,000        Colt Telecom Group
                  PLC, 0/12.000%,
                  due 12/15/06                  1,598,850
 1,780,000        Completel Europe NV,
                  0/14.000%, due
                  02/15/09                        932,275
 1,535,000        Global Telesystems
                  Group, Inc., 9.875%,
                  due 02/15/05                  1,454,413
 2,000,000        Globenet
                  Communications
                  Group, Ltd.,
                  13.000%, due
                  07/15/07                      2,040,000
 3,000,000        ICG Services, Inc.,
                  0/10.000%, due
                  02/15/08                      1,496,250
 2,000,000   #    ITC Deltacom,
                  9.750%, due
                  11/15/08                      2,015,000
 2,000,000        Metromedia Fiber
                  Network, 10.000%,
                  due 11/15/08                  2,050,000
 1,500,000        MGC Communications,
                  Inc., 13.000%, due
                  10/01/04                      1,511,250
 1,960,000        Viatel, Inc., 11.250%,
                  due 04/15/08                  1,955,100
 1,000,000        Williams
                  Communications
                  Group, Inc.,
                  10.875%, due
                  10/01/09                      1,047,500
                                              -----------
                                               16,100,638
                                              -----------
                  Consumer Products: 0.48%
 1,000,000        Styling Technology
                  Corp., 10.875%, due
                  07/01/08                        367,500
                                              -----------
                  Electronics: 2.54%
 $2,000,000       Amkor Technology,
                  Inc., 9.250%, due
                  05/01/06                    $ 1,960,000
                                              -----------
                  Entertainment & Leisure: 6.94%
 2,800,000        Ascent Entertainment
                  Group, 0/11.875%,
                  due 12/15/04                  2,110,500
 2,000,000        Hollywood
                  Entertainment Corp.,
                  10.625%, due
                  08/15/04                      1,845,000
 1,470,000        SFX Entertainment,
                  9.125%, due
                  02/01/08                      1,389,150
                                              -----------
                                                5,344,650
                                              -----------
                  Finance, Insurance, Banking: 1.22%
 1,000,000   #    MFN Financial Corp.,
                  10.000%, due
                  03/23/01                        941,250
                                              -----------
                  Gaming & Lottery: 3.90%
 3,000,000        Lady Luck Gaming,
                  11.875%, due
                  03/01/01                      3,000,000
                                              -----------
                  Health Care: 1.34%
 1,300,000        Global Health
                  Sciences, 11.000%,
                  due 05/01/08                    789,750
   229,000        Twin Laboratories,
                  10.250%, due
                  05/15/06                        240,736
                                              -----------
                                                1,030,486
                                              -----------
                  Paper & Forest Products: 2.23%
 2,000,000        Doman Industries,
                  8.750%, due
                  03/15/04                      1,715,000
                                              -----------
                  Retail: 1.07%
   862,000        Tuesday Morning
                  Corp., 11.000%, due
                  12/15/07                        825,365
                                              -----------
                  Steel: 2.47%
 2,000,000        AK Steel Corp.,
                  7.875%, due
                  02/15/09                      1,900,000
                                              -----------
                  Tranportation (Air, Bus, Rail): 5.05%
 1,000,000        Amtran, Inc., 10.500%,
                  due 08/01/04                    997,500
 2,000,000        Atlas Air, Inc., 9.250%,
                  due 04/15/08                  1,880,000
 1,000,000        Railworks Corp.,
                  11.500%, due
                  04/15/09                      1,012,500
                                              -----------
                                                3,890,000
                                              -----------
                  Total Corporate Bonds
                  (Cost $68,007,696)           65,922,770
                                              -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund II

    PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------


Shares
------------
COMMON STOCK: 0.23%
                   Communications -- Wireline: 0.23%
      17,800 @#    Completel Holdings
                   LLC                     $      178
       3,288 @     Viatel, Inc.               176,313
                                           ----------
                   Total Common Stock
                   (Cost $2,330)              176,491
                                           ----------
MUTUAL FUNDS: 1.01%
                   Finance, Insurance, Banking: 1.01%
       8,719 ++    Pilgrim Prime Rate
                   Trust                       69,752
      87,750       Van Kampen Senior
                   Income Trust               712,969
                                           ----------
                   Total Mutual Funds
                   (Cost $801,800)            782,721
                                           ----------
PREFERRED STOCK: 2.72%
                   Communications -- Internet: 2.72%
      21,359 @&    Concentric Network,
                   13.500%, 06/01/10
                   (Cost $2,034,110)        2,093,193
                                           ----------

Number of
Warrants
------------
 WARRANTS: 0.55%
                   Warrants Communications --
                   Internet: 0.55%
       1,600 @     Bell Technology Group
                   Warrants Cost ($0)            422,400
                                              ----------
                   Total Long-Term
                   Investments (Cost
                   $70,845,936)               69,397,575
                                              ----------


Principal
Amount                                                Value
------------                                       ------------
SHORT-TERM INVESTMENTS: 12.21%
                  Repurchase Agreement: 12.21%
  $9,401,000      State Street Repurchase
                  Agreement, 3.000%, due
                  01/03/00 (Collateralized
                  by $7,895,000 U.S.
                  Treasury Bonds, 8.500%
                  Market Value $9,592,425,
                  Due 02/15/20)                    $  9,401,000
                  Total Short-Term
                  Investments (Cost
                  $9,401,000)                         9,401,000
                                                   -------------
                  Total Investments
                  in Securities
                  (Cost
                  $80,246,936)*         102.32%      78,798,575
                  Liabilities in
                  Excess of Cash
                  and Other
                  Assets-Net             -2.32%      (1,787,670)
                                        ------     ------------
                  Total Net
                  Assets                100.00%    $ 77,010,905
                                        ======     ============

@  Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may noty be resold subject to that rule, except to qualified institutional buyers.
++ Related party
&  Payment-in-kind
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                  Gross Unrealized
                  Appreciation                     $  1,744,347
                  Gross Unrealized
                  Depreciation                       (3,192,708)
                                                   ------------
                  Net Unrealized
                  Depreciation                    ($  1,448,361)
                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund

          PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------


                                                     Market
Shares                                               Value
------------------------                          -----------
COMMON STOCKS: 51.51%
                      Auto Manufacturers: 1.48%
      3,400           DaimlerChrysler             $   266,050
      5,400           Ford Motor Co.                  288,563
                                                  -----------
                                                      554,613
                                                  -----------
                      Banks: 0.74%
      3,600           Chase Manhattan Corp.           279,675
                                                  -----------
                      Beverages: 2.06%
      3,500           Anheuser-Busch
                      Companies, Inc.                 248,063
      4,500           Coca-Cola Co.                   262,125
      7,400           PepsiCo, Inc.                   260,850
                                                  -----------
                                                      771,038
                                                  -----------
                      Chemicals: 0.78%
      4,459           Dupont                          293,737
                                                  -----------
                      Computers: 4.04%
      2,800           Cisco Systems, Inc.             299,950
     11,800           Compaq Computer
                      Corp.                           319,338
      6,000           Dell Computer Corp.             306,000
      2,600           Hewlett-Packard Co.             296,238
      3,800           Sun Microsystems, Inc.          294,262
                                                  -----------
                                                    1,515,788
                                                  -----------
                      Cosmetics/Personal Care: 2.26%
      5,100           Colgate-Palmolive Co.           331,500
      6,700           The Gillette Co.                275,956
      2,200           Procter & Gamble                241,038
                                                  -----------
                                                      848,494
                                                  -----------
                      Distribution/Wholesale: 0.82%
      3,400      @    Costco Wholesale
                      Corp.                           310,250
                                                  -----------
                      Diversified Financial Services: 2.89%
      1,600           American Express Co.            266,000
      5,700           Citigroup, Inc.                 316,706
      4,200           Fannie Mae                      262,238
      5,100           Freddie Mac                     240,019
                                                  -----------
                                                    1,084,963
                                                  -----------
                      Electric: 1.28%
      4,800           Duke Energy Corp.               240,600
     10,200           Southern Co.                    239,700
                                                  -----------
                                                      480,300
                                                  -----------
                      Food: 2.03%
      7,200      @    Safeway, Inc.                   256,050
     11,900           Sara Lee Corp.                  262,540
      8,000           Unilever PLC ADR                242,500
                                                  -----------
                                                      761,090
                                                  -----------
                      Health Care: 0.62%
      2,500           Johnson & Johnson           $   232,813
                                                  -----------
                      Home Furnishings: 0.83%
      1,100      @@   Sony Corp. ADR                  313,225
                                                  -----------
                      Insurance: 1.12%
      1,707           American Int'l Group,
                      Inc.                            184,569
      9,800           Allstate Corp.                  235,200
                                                  -----------
                                                      419,769
                                                  -----------
                      Investment Trusts: 4.05%
    190,000      ++   Pilgrim Prime Rate
                      Trust                         1,520,000
                                                  -----------
                      Leisure/Entertainment: 0.70%
      5,500           Carnival Corp.                  262,969
                                                  -----------
                      Media: 2.44%
      5,400           Comcast Corp. Class A           271,350
      3,900           Gannett Co., Inc.               318,094
      4,500           Time Warner, Inc.               325,969
                                                  -----------
                                                      915,413
                                                  -----------
                      Metal - Diversified: 0.86%
      3,900           Alcoa, Inc.                     323,700
                                                  -----------
                      Manufacturing: 1.67%
      2,000           General Electric Co.            309,500
      8,200           Tyco Int'l, Ltd.                318,775
                                                  -----------
                                                      628,275
                                                  -----------
                      Oil & Gas: 2.82%
      2,800           Chevron Corp.                   242,550
      3,600           Exxon Mobil Corp.               290,025
      4,200      @@   Royal Dutch Petroleum
                      Co. ADR                         253,838
        832           Transocean Sedco
                      Forex, Inc.                      28,044
      4,300           Schlumberger, Ltd.              241,875
                                                  -----------
                                                    1,056,332
                                                  -----------
                      Pipelines: 0.75%
      6,400           Enron Corp.                     284,000
                                                  -----------
                      Pharmaceuticals: 3.98%
     13,100           Abbott Laboratories             243,293
      3,700           Bristol-Myers Squibb
                      Co.                             237,493
      3,400           Merck & Co., Inc.               228,013
      3,900      @@   Novartis AG ADR                 284,814
      8,100           Pfizer, Inc.                    262,744
      2,900           Warner Lambert Co.              237,619
                                                  -----------
                                                    1,493,976
                                                  -----------
                      Retail: 4.55%
      7,050           Gap, Inc.                   $   324,300
      4,200           The Home Depot, Inc.            287,963
      6,400           McDonalds Corp.                 258,000
      8,800           Sears, Roebuck & Co.            267,850
     10,100           Walgreen Co.                    295,425
      4,000           Wal-Mart Stores, Inc.           276,500
                                                  -----------
                                                    1,710,038
                                                  -----------
                      Semiconductors: 1.56%
      3,700           Intel Corp.                     304,556
      2,900           Texas Instruments, Inc.         280,938
                                                  -----------
                                                      585,494
                                                  -----------
                      Software: 1.57%
      3,600           America Online, Inc.            271,575
      2,700           Microsoft Corp.                 315,225
                                                  -----------
                                                      586,800
                                                  -----------
                      Telecommunication Equipment: 1.56%
      4,000           Lucent Technologies,
                      Inc.                            299,250
      1,500      @@   Nokia Corp. ADR                 285,000
                                                  -----------
                                                      584,250
                                                  -----------
                      Telephone: 2.75%
      5,200           AT&T Corp.                      263,900
      4,200           Bell Atlantic Corp.             258,562
      4,800           MCI WorldCom, Inc.              254,700
      5,258           SBC Communications,
                      Inc.                            256,328
                                                  -----------
                                                    1,033,490
                                                  -----------
                      Tobacco: 0.66%
     10,700           Philip Morris
                      Companies, Inc.                 248,106
                                                  -----------
                      Transportation: 0.64%
      5,900      @    FDX Corp.                       241,531
                                                  -----------
                      (Cost $16,756,788)           19,340,129
                                                  -----------
PREFERRED STOCKS: 0.70%
                      Communications - Internet: 0.70%
     31,800           Concentric Network,
                      13.500%, 06/01/10               261,373
                                                  -----------
                      Total Preferred Stocks
                      (Cost $241,250)                 261,373
                                                  -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund

   PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------


Principal                                                Market
Amount                                                    Value
----------------------------                            ----------
 CORPORATE BONDS: 19.80%
                           Airlines: 1.41%
         $250,000          Atlas Air, Inc., 9.250%,
                           due 04/15/08                 $  235,000
           66,068          Continental Airlines,
                           Inc., 6.465%, due
                           10/15/04                         62,722
          250,892          Continental Airlines,
                           Inc., 6.545%, due
                           02/02/19                        228,026
                                                        ----------
                                                           525,748
                                                        ----------
                           Banks: 0.31%
          125,000      #   Bank Of Scotland,
                           7.000%, due
                           11/29/49                        115,046
                                                        ----------
                           Computers: 0.71%
          500,000          Rhythms
                           Netconnections,
                           0/13.500%, due
                           05/15/08                        266,875
                                                        ----------
                           Diversified Financial Services: 1.49%
          160,000          Amvescap PLC,
                           6.375%, due
                           05/15/03                        153,493
          100,000      #   Cerro Negro Finance,
                           Ltd., 7.330%, due
                           12/01/09                         78,668
          500,000          Pinnacle Holdings,
                           Inc., 0/10.000%, due
                           03/15/08                        326,875
                                                        ----------
                                                           559,036
                                                        ----------
                           Entertainment: 0.70%
          350,000          Ascent Entertainment
                           Group, 0/11.875%,
                           due 12/15/04                    263,813
                                                        ----------
                           Food: 0.76%
          300,000          Albertson's, Inc.               286,827
                                                        ----------
                           Machinery -- Construction/
                           Mining: 1.30%
          500,000          Caterpillar Financial
                           Services Corp.,
                           6.875%, due
                           08/01/04                        491,575
                                                        ----------
                           Media: 1.91%
          335,000          News America
                           Holdings, 8.875%,
                           due 04/26/23                    353,060
          220,000          CD Radio, Inc.,
                           0/15.000%, due
                           12/01/07                        109,725
          450,000      #   United Pan-Europe
                           Communications,
                           0/12.500%, due
                           08/01/09                        254,250
                                                        ----------
                                                           717,035
                                                        ----------
                           Oil & Gas: 1.33%
         $500,000          Occidental Petroleum,
                           7.650%, due
                           02/15/06                     $  499,215
                                                        ----------
                           Retail: 0.61%
          250,000          Hollywood
                           Entertainment Corp.,
                           10.625%, due
                           08/15/04                        230,625
                                                        ----------
                           Semiconductors: 0.89%
          350,000          Motorola, Inc.,
                           6.500%, due
                           09/01/25                        334,523
                                                        ----------
                           Software: 0.68%
          250,000          Psinet Inc., 11.000%,
                           due 08/01/09                    258,125
                                                        ----------
                           Telecommunications: 2.87%
          500,000          ICG Services, Inc.,
                           0/10.000% due
                           02/15/08                        249,375
          375,000          Crown Castle Int'l
                           Corp., 0/11.250%,
                           due 08/01/11                    235,781
          250,000      #   Globenet
                           Communications
                           Group, Ltd.,
                           13.000%, due
                           07/15/07                        255,000
          250,000          Winstar
                           Communications,
                           Inc., 15.000%, due
                           03/01/07                        336,875
                                                        ----------
                                                         1,077,031
                                                        ----------
                           Telecommuncations Equipment: 0.96%
           50,000          Global Telesystems
                           Group, Inc., 9.875%,
                           due 02/15/05                     47,375
          500,000          Covad
                           Communications
                           Group, 0/13.500%,
                           due 03/15/08                    312,500
                                                        ----------
                                                           359,875
                                                        ----------
                           Telephone: 2.26%
          250,000          MGC Communications,
                           Inc., 13.000%, due
                           10/01/04                        251,875
          600,000          Sprint Capital Corp.            594,474
                                                        ----------
                                                           846,349
                                                        ----------
                           Transportation: 1.61%
         $139,650          Federal Express Corp.,
                           6.720%, due
                           01/15/22                     $  127,256
          300,000          Global Health
                           Sciences, 11.000%,
                           due 05/01/08                    182,250
          300,000          Railcar Leasing,
                           7.125%, due
                           01/15/13                        294,573
                                                        ----------
                                                           604,079
                                                        ----------
                           Total Corporate Bonds
                           (Cost $7,655,708)             7,435,777
                                                        ----------
GOVERNMENTS: 6.45%
          500,000          Federal Home Loan
                           Bank, 5.863%, due
                           04/22/09                        459,955
        1,900,000          U.S. Treasury Note,
                           5.250%, due
                           02/15/29                      1,571,053
          400,000          U.S. Treasury Note,
                           5.750%, due
                           08/15/03                        391,688
                                                        ----------
                                                         2,422,696
                                                        ----------
                           Total Governments
                           (Cost $2,488,153)             2,422,696
                                                        ----------
FEDERAL HOME LOAN MORTGAGE
   CORPORATION: 5.44%
        1,119,280          FHLMC, 5.500%, due
                           01/01/14                      1,041,624
          552,272          FHLMC, 6.000%, due
                           04/01/14                        525,001
          487,744          FHLMC, 7.000%, due
                           06/01/29                        472,653
                                                        ----------
                                                         2,039,278
                                                        ----------
                           Total Federal Home
                           Loan Mortgage
                           Corporation
                           (Cost $2,134,462)             2,039,278
                                                        ----------
FEDERAL NATIONAL MORTGAGE
   ASSOCIATION: 2.43%
          940,702          FNCI, 6.500%, due
                           06/01/14                        913,356
                                                        ----------
                           Total Federal National
                           Mortgage
                           Association
                           (Cost $922,991)                 913,356
                                                        ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund

   PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------


Principal                                      Market
Amount                                          Value
------------                                 -----------
MORTGAGES: 6.13%
  $570,971      #   CRIIMI Mae 1998 1
                    A1, 5.697%, due
                    10/20/01                 $   534,274
   300,000          Emergent Home Equity
                    Loan Trust, 7.080%,
                    due 12/15/28                 289,254
   400,000          First Union National
                    Bank Commercial
                    Mortgage, 7.390%,
                    due 11/15/09                 397,496
   495,836          GMCC 1999-C3 A1A,
                    6.974%, due 5/15/08          488,161
   500,000          MBNA Master Credit
                    Card Trust, 6.350%,
                    due 12/15/06                 487,030
   105,780      #   SLCMT 1997 C1,
                    6.875%, due
                    07/25/04                     104,686
                                             -----------
                                               2,300,901
                                             -----------
                    Total Mortgages
                    (Cost $2,343,111)          2,300,901
                                             -----------
COLLATERAL MORTGAGE OBLIGATIONS: 0.61%
   240,000          SAST 1999 2 AF4,
                    6.445%, due
                    08/25/26                     229,022
                                             -----------
                    Total Collateral
                    Mortgage
                    Obligations (Cost
                    $239,999)                    229,022
                                             -----------
                    Total Long-Term
                    Investments (cost
                    $32,782,462)              34,942,532
                                             -----------

SHORT-TERM INVESTMENTS: 6.08%
               Repurchase Agreement: 6.08%
    $2,284,000 State Street Bank & Trust
               Repurchase Agreement,
               3.000% due 01/03/00
               (Collateralized by $1,920,000
               U.S. Treasury Notes, 8.500%
               due 02/15/20, Market Value
               $2,332,800)                       $  2,284,000
                                                 ------------
               Total Short-Term Investments
               (Cost $2,284,000)                    2,284,000
                                                 ------------
               Total Investments
               in Securities
               (Cost
               $35,066,462)*            99.15%     37,226,532
               Cash and Other
               Assets in Excess
               of Liabilities-Net        0.85%        320,490
                                       ------    ------------
               Net Assets              100.00%   $ 37,547,022
                                       ======    ============
@  Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
++ Related party
&  Payment in-kind security
@@ Foreign issuer
ADR -- American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

               Gross Unrealized
               Appreciation                      $  3,937,826
               Gross Unrealized
               Depreciation                        (1,777,756)
                                                 ------------
               Net Unrealized
               Appreciation                      $  2,160,070
                                                 ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Convertible
Fund

          PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------


Pricipal                                          Market
Amount                                             Value
------------                                    -----------
CONVERTIBLE CORPORATE BONDS: 63.54%
                    Advertising: 4.45%
$4,328,000      #   Interpublic Group, Inc.,
                    1.870%, due
                    06/01/06                    $ 4,988,020
 3,188,000          Omnicom Group, Inc.,
                    2.250%, due
                    01/16/13                      6,523,445
 3,168,000          Lamar Advertising,
                    5.250%, due
                    09/15/06                      4,633,200
                                                -----------
                                                 16,144,665
                    Applications Software: 4.68%
 6,484,000      #@  Citrix Systems, Inc.,
                    0.000%, due
                    03/22/19                      5,754,550
 2,083,000          HNC Software, Inc.,
                    4.750%, due 3/01/03           5,038,256
 3,201,000      #   Siebel Systems, Inc.,
                    5.500%, due
                    09/15/06                      6,209,940
                                                -----------
                                                 17,002,746
                                                -----------
                    Broadcasting, Radio & Television: 3.43%
 3,113,000          Clear Channel
                    Communications,
                    1.500%, due
                    12/01/02                      3,194,716
 3,669,000          Clear Channel
                    Communications,
                    2.625%, due
                    04/01/03                      5,443,879
 3,040,000      #   Liberty Media Group,
                    4.000%, due
                    11/15/29                      3,830,400
                                                -----------
                                                 12,468,995
                                                -----------
                    Computer Services: 0.82%
 2,448,000      #   Affiliated Computer
                    Services, Inc.
                    4.000%, due
                    03/15/05                      2,971,260
                                                -----------
                    Computer Software: 1.68%
   328,000      #   Bea Systems, Inc.,
                    4.000%, due
                    06/15/05                      1,741,680
 3,702,000          Bea Systems, Inc.,
                    4.000%, due
                    12/15/06                      4,335,968
                                                -----------
                                                  6,077,648
                                                -----------
                    Computers -- Integrated Systems: 1.91%
 2,023,000      #   Comverse Technology,
                    Inc., 4.500%, due
                    07/01/05                      6,900,959
                                                -----------
                    Computers - Memory Devices: 4.10%
  $686,000      #   EMC Corp., 3.250%,
                    due 03/15/02                $ 6,625,045
   817,000      #   Veritas Software Corp.,
                    5.250%, due
                    11/01/04                      8,257,935
                                                -----------
                                                 14,882,980
                                                -----------
                    Data Processing/Management: 1.45%
 3,752,000          Automatic Data
                    Processing,
                    0.000%,due
                    02/20/12                      5,234,040
                                                -----------
                    Electric -- Generation: 1.35%
 3,318,000          AES Corp., 4.500%,
                    due 08/15/05                  4,887,829
                                                -----------
                    Electronic Components/
                    Semiconductors: 15.01%
 3,700,000      #   ASM Lithography
                @@  Holding, 4.250%,
                    due 11/30/04                  4,430,750
 6,702,000      #   Atmel Corp., 0.000%,
                    due 04/21/18                  5,705,077
 1,664,000      #   Conexant Systems,
                    Inc., 4.250%, due
                    05/01/06                      4,881,760
 3,829,000          Credence Systems
                    Corp., 5.250%, due
                    09/15/02                      5,403,676
 3,700,000          Cypress
                    Semiconductor,
                    6.000%, due
                    10/01/02                      5,439,000
 3,564,000          LAM Research Corp.,
                    5.000%, due
                    09/01/02                      5,007,420
 1,197,000      #   Lattice Semiconductor,
                    4.750%, due
                    11/01/06                      1,569,566
 2,056,000      #   LSI Logic Corp.,
                    4.250%, due
                    03/15/04                      4,669,690
 1,006,000          Oak Industries, Inc.,
                    4.875, due 03/01/08           2,814,285
 3,320,000      #   Sanmina Corp.,
                    4.500%, due
                    05/01/04                      4,390,700
 6,552,000      #@  Solectron Corp.,
                    0.000%, due
                    01/27/19                      4,954,950
   947,000      @@  Stmicroelectronics NV,
                    0.000%, due
                    06/10/08                      2,611,353
 1,804,000      @@  Stmicroelectronics NV,
                    0.000%, due
                    09/22/09                      2,527,855
                                                -----------
                                                 54,406,082
                                                -----------
                    Financial - Credit Card: 1.24%
 3,140,000          American Express
                    Credit, 1.250%, due
                    02/19/03                      4,474,500
                                                -----------
                    Internet Content: 2.10%
 2,446,000      #   Doubleclick, Inc.,
                    4.750%, due
                    03/15/06                    $ 7,600,946
                                                -----------
                    Internet Software: 3.93%
 6,600,000          America Online,
                    0.000%, due 12/6/19           3,645,724
   244,000          America Online, Inc.,
                    4.000%, due
                    11/15/02                      2,821,860
 4,380,000      #   Exodus
                    Communications,
                    4.750%, due
                    07/15/08                      6,071,775
   223,000      #   Exodus
                    Communications,
                    5.000%, due
                    03/15/06                      1,736,055
                                                -----------
                                                 14,275,414
                                                -----------
                    Laser Systems - Components: 1.36%
 4,417,000          Cymer Inc., 3.500%,
                    due 08/06/04                  4,913,913
                                                -----------
                    Medical - Biomedical/Gene: 2.13%
 3,190,000          Centocor, Inc.,
                    4.750%, due
                    02/15/05                      4,262,638
 2,900,000      #   Human Genome,
                    5.000%, due
                    12/15/06                      3,494,500
                                                -----------
                                                  7,757,138
                                                -----------
                    Medical - Generic Drugs: 0.99%
 3,018,000      #   Alpharma, Inc.
                    5.750%, due
                    04/01/05                      3,597,079
                                                -----------
                    Multimedia: 1.17%
 5,345,000          News America
                    Holdings, 0.000%,
                    due 03/11/13                  4,242,460
                                                -----------
                    Oil & Gas: 1.64%
 3,012,000          Devon Energy Corp.,
                    4.900%, due
                    08/15/08                      2,932,935
 2,979,000          Diamond Offshore
                    Drilling, 3.750%,
                    due 02/15/07                  3,023,685
                                                -----------
                                                  5,956,620
                                                -----------
                    Printing -- Commercial: 1.34%
 1,532,000          Mail-Well, Inc.,
                    5.000%, due
                    11/01/02                      1,441,995
 3,447,000          World Color Pres,
                    6.000%, due
                    10/01/07                      3,421,148
                                                -----------
                                                  4,863,143
                                                -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Convertible
Fund

    PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------


Pricipal                                            Market
Amount                                              Value
-------------                                    ------------
                     Retail -- Apparel/Shoe: 1.01%
 $6,851,000      #   Ann Taylor Stores
                     Corp., 0.550%, due
                     06/18/19                    $  3,673,849
                                                 ------------
                     Retail -- Hypermarkets: 1.59%
 5,399,000       #@  Costco Wholesale
                     Corp., 0.000%, due
                     08/19/17                       5,773,556
                                                 ------------
                     Retail -- Internet: 0.57%
 1,831,000           Amazon.com, Inc.,
                     4.750%, due
                     02/01/09                       2,080,474
                                                 ------------
                     Satellite Telecommunications: 1.62%
 4,755,000       #   Echostar
                     Communications,
                     4.875%, due
                     01/01/07                       5,854,591
                                                 ------------
                     Telecommunications Services: 2.02%
    970,000      #   Global Telesystems
                     Group, Inc., 5.750%,
                     due 07/01/10                   1,302,224
 2,270,000       #   NTL Inc., 7.000%, due
                     12/15/08                       6,004,150
                                                 ------------
                                                    7,306,374
                                                 ------------
                     Telecommunications Equipment: 0.60%
 2,013,000       #   Commscope, Inc.,
                     4.000%, due
                     12/15/06                       2,184,105
                                                 ------------
                     Wireless Equipment: 1.35%
 2,159,000       #   Nextel
                     Communications,
                     Inc., 4.750%, due
                     07/01/07                       4,898,231
                                                 ------------
                     Total Convertible
                     Corporate Bonds
                     (Cost $158,380,913)          230,429,597
                                                 ------------
CONVERTIBLE PREFERRED STOCKS: 25.34%
                     Broadcasting, Radio & Television: 2.19%
     58,137      #   United Global Com,
                     7.000%                         5,179,803
     31,800          Emmis
                     Communications
                     Corp., 6.250%                  2,738,775
                                                 ------------
                                                    7,918,578
                                                 ------------
                     Cable Television: 1.31%
     78,644          Cox Communications,
                     Inc., 0.250%                $  4,748,132
                                                 ------------
                     Containers -- Paper/Plastic: 0.70%
     50,145          Sealed Air Corp., A            2,532,323
                                                 ------------
                     Cosmetics & Toiletries: 0.51%
     19,540          Estee Lauder TRT II
                     6.250%, (ACES)                 1,851,415
                                                 ------------
                     Diversified Financial Services: 10.77%
    $74,996          Calpine Capital Trust,
                     5.750%                      $  4,921,613
     56,900      #   Cephalon, Inc.,
                     7.250%                         5,725,563
    177,736          DECS Trust V, 7.250%,
                     due 08/15/02                   5,109,910
     26,165          Morgan Stanley Group,
                     Inc., 6.000%,
                     (CSCO)                         3,847,890
     12,937          Qualcomm Financial
                     Trust, 5.750%                 12,718,688
     67,565          Qwest Trends Trust,
                     5.750%                         4,847,789
     57,693          United Rentals, Trust I,
                     6.500%                         1,895,671
                                                 ------------
                                                   39,067,124
                                                 ------------
                     Electronic - Integrated: 0.30%
      8,920          Houston Industries,
                     Inc., 7.000% (ACES)            1,074,860
                                                 ------------
                     Internet Software: 1.22%
     74,947          Psinet, Inc. C, 6.750%         4,440,610
                                                 ------------
                     Life/Health Insurance: 0.97%
     37,275          American General
                     Delaware LLC,
                     6.000%, Series A               3,508,509
                                                 ------------
                     Oil & Gas: 2.33%
     40,140          Apache Corp., 6.500%           1,424,970
    175,805          Coastal Corp., 5.580%          3,906,959
     77,947          EVI, Inc., 5.000%              3,127,623
                                                 ------------
                                                    8,459,552
                                                 ------------
                     Telecommunications Services: 5.04%
      6,059      @&  Winstar
                     Communications,
                     Inc., 6.000%, Series
                     A                                472,602
     61,765          Winstar
                     Communications,
                     Inc., 7.000%, Series
                     D                              4,891,015
      9,759          McLeodusa, Inc.,
                     6.750%                         5,175,320
     22,327          Omnipoint
                     Communications,
                     Inc., 7.000%                   4,409,582
     58,550          Global Telesystems
                     Group, Inc., 7.250%            3,337,350
                                                 ------------
                                                   18,285,869
                                                 ------------
                     Total Convertible
                     Preferred Stocks
                     (Cost $60,316,921)            91,886,972
                                                 ------------

Shares                                           Value
------------                                  ------------
COMMON STOCKS: 5.02%
                    Cable Television: 0.79%
      37,236        Mediaone Group, Inc.      $  2,860,190
                                              ------------
                    Diversified Financial Services: 2.43%
     102,800        DECS Trust VI,
                    6.250%, due
                    11/15/02                     4,703,100
     517,117        Morgan Stanley Group,
                    Inc.                         4,136,935
                                              ------------
                                                 8,840,035
                                              ------------
                    Retail -- Building Products: 1.78%
      94,002        The Home Depot, Inc.         6,445,012
                                              ------------
                    Telecommunication Services: 0.02%
         989        McLeodUSA, Inc.                 58,254
                                              ------------
                    Total Common Stocks
                    (Cost $11,194,421)          18,203,493
                                              ------------
                    Total Long-Term
                    Investments (cost
                    $229,892,255)              340,520,062
                                              ------------

Pilgrim
Convertible
Fund

    PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------


Pricipal                                      Market
Amount                                         Value
-------------                               -----------
SHORT-TERM INVESTMENTS: 3.41%
                    Repurchase Agreement: 3.41%
 $12,348,000        State Street Bank &
                    Trust Repurchase
                    Agreement, 3.000%
                    due 01/03/00
                    (Collateralized by
                    $10,370,000 U.S.
                    Treasury Notes,
                    8.500% due
                    02/15/20, Market
                    Value $12,599,550)      $12,348,000
                                            -----------
                    Total Short-Term
                    Investments (Cost
                    $12,348,000)             12,348,000
                                            -----------
                 Total Investments
                 in Securities
                 (Cost
                 $242,240,255):        97.31%    352,868,062
                 Cash and Other
                 Assets in
                 Excess of
                 Liabilities-Net        2.69%      9,764,840
                                     -------   -------------
                 Net Assets           100.00%  $ 362,632,902
                                     =======   =============

@  Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
&  Payment in-kind security
@@ Foreign issuer
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                 Gross Unrealized
                 Appreciation                 $  113,127,804
                 Gross Unrealized
                 Depreciation                    (2,499,997)
                                              --------------
                 Net Unrealized
                 Appreciation                 $  110,627,807
                                              ==============

                 See Accompanying Notes to Financial Statements

                           TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of the Funds' dividend distribution that qualifies under tax law. The percentage of calendar year 1999 net investment income dividends that qualify for the corporate dividends received deduction are as follows:

                        MagnaCap Fund                99.89%
                        Bank and Thrift Fund           100%
                        Strategic Income Fund         7.39%

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January 2000, shareholders, excluding corporate shareholders, should have received an IRS Form 1099 DIV regarding their federal tax status of the dividends and distributions received from them in calendar 1999.

                              SHAREHOLDER MEETINGS
--------------------------------------------------------------------------------

I. A special meeting of the shareholders of the Pilgrim Mutual Funds was held in San Diego, California on October 26, 1999. A brief description of each matter voted upon as well as the results are outlined below:

                                                          Shares
                                         Shares        voted against      Shares        Broker
                                        voted for       or withheld      abstained     non-vote        Total
                                       -----------      -----------      ---------     --------     -----------
1. Election of Trustees to serve until the election and qualifications of their successors:

Name
----
Mary A. Baldwin                        173,566,928        3,019,701         --            --        176,586,629
Al Burton                              173,526,092        3,110,537         --            --        176,536,629
Paul S. Doherty                        173,562,130        3,024,499         --            --        176,586,629
Robert B. Goode, Jr.                   173,524,538        3,062,091         --            --        176,586,629
Alan L. Gosule                         173,601,730        2,984,899         --            --        176,586,629
Mark Lipson                            173,603,955        2,982,674         --            --        176,586,629
Walter H. May                          173,589,664        2,966,965         --            --        176,586,629
Jock Patton                            173,607,208        2,979,421         --            --        176,586,629
David W.C. Putnam                      173,596,791        2,989,838         --            --        176,586,629
John R. Smith                          173,440,576        3,146,053         --            --        176,586,629
Robert W. Stallings                    173,605,732        2,980,897         --            --        176,586,629
John G. Turner                         173,594,721        2,991,908         --            --        176,586,629
David W. Wallace                       173,459,812        3,125,817         --            --        176,586,629

2. Approval of the selection of independent public accountants, KPMG LLP, for the fiscal year ended June 30, 2000

Fund
----
Pilgrim Investment Funds, Inc.          72,087,236        2,071,003         --            --         74,158,239
Pilgrim Mutual Funds                    68,230,426        1,675,090         --            --         69,905,516

3. Approval of the management agreement between Pilgrim Mutual Funds and Nicholas Applegate

Fund
----
Pilgrim Convertible Fund                 7,745,962          390,963         --            --          8,137,925
Pilgrim Emerging Countries Fund          7,742,317          153,510         --            --          7,895,827
Pilgrim Int'l Core Growth Fund           1,572,037           41,967         --            --          1,614,004
Pilgrim Int'l SmallCap Growth Fund       3,481,258           94,125         --            --          3,575,383
Pilgrim LargeCap Growth Fund             4,102,660          150,348         --            --          4,253,008
Pilgrim MidCap Growth Fund              10,912,221          629,116         --            --         11,541,337
Pilgrim SmallCap Growth Fund            13,534,326          717,130         --            --         14,251,456
Pilgrim Worldwide Growth Fund            8,123,819          618,136         --            --          8,741,955

4. Approval of sub-advisory between Pilgrim Investments, Inc. and the Funds

Fund
----
Pilgrim MagnaCap Fund                   16,433,186          953,331         --            --         17,386,517
Pilgrim High Yield Fund                 54,078,191        2,693,531         --            --         56,771,722
Pilgrim Balanced Fund                    1,573,739           58,095         --            --          1,631,834
Pilgrim Convertible Fund                 7,702,985          434,940         --            --          8,137,925
Pilgrim Emerging Countries Fund          7,735,262          160,565         --            --          7,895,827
Pilgrim High Yield II Fund               5,259,680          201,342         --            --          5,461,022
Pilgrim Strategic Income Fund              998,479           41,275         --            --          1,039,754
Pilgrim Int'l Core Growth Fund           1,576,276           37,728         --            --          1,614,004
Pilgrim Int'l SmallCap Growth Fund       3,483,148           92,235         --            --          3,575,383
Pilgrim LargeCap Growth Fund             4,116,432          136,576         --            --          4,253,008
Pilgrim MidCap Growth Fund              10,794,994          746,343         --            --         11,541,337
Pilgrim SmallCap Growth Fund            13,511,955          739,501         --            --         14,251,456
Pilgrim Worldwide Growth Fund            8,086,550          655,405         --            --          8,741,955

                                                              Investment Manager
                                                       Pilgrim Investments, Inc.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408


                                                                   Administrator
                                                             Pilgrim Group, Inc.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408


                                                                  Transfer Agent
                                                               DST Systems, Inc.
                                                                 P.O. Box 419368
                                                Kansas City, Missouri 64141-6368


                                                                       Custodian
                                               Investors Fiduciary Trust Company
                                                                801 Pennsylvania
                                                     Kansas City, Missouri 64105


                                                                   Legal Counsel
                                                          Dechert Price & Rhoads
                                                           1775 Eye Street, N.W.
                                                          Washington, D.C. 20006


                                                            Independent Auditors
                                                                        KPMG LLP
                                                       725 South Figueroa Street
                                                   Los Angeles, California 90017


Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling Pilgrim Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.

                                QSEMI1299-022900